UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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SENECA BIOPHARMA, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Seneca Biopharma, Inc.

20271 Goldenrod Lane, Suite 2059

Germantown, MD 20876

June [*], 2020

Dear Seneca Stockholder:

We are pleased to invite you to attend the 2020 Annual Meeting of Stockholders (the “Annual Meeting”) of Seneca Biopharma, Inc. (“Seneca”) to be held on August 7, 2020 at 2 p.m., Eastern Time. The Annual Meeting will be held virtually via a live interactive audio webcast on the Internet. You will be able to vote and submit your questions during the meeting at [●].

Details regarding the meeting and the business to be conducted are more fully described in the accompanying Notice of 2020 Annual Meeting of Stockholders and Proxy Statement. You are entitled to vote at our Annual Meeting and any adjournments, continuations or postponements of our Annual Meeting only if you were a stockholder of our common stock as of the close of business on June 15, 2020.

Thank you for your ongoing support of Seneca.

Sincerely,

Kenneth Carter, PhD

Executive Chairman

YOUR VOTE IS IMPORTANT

On or about [●], 2020, we expect to mail to our stockholders a Notice of Internet Availability of Proxy Materials (the “Notice”) containing instructions on how to access our proxy statement for our 2020 Annual Meeting of Stockholders (the “Proxy Statement”) and our 2020 Annual Report on Form 10-K (“2020 Annual Report”). The Notice provides instructions on how to vote online or by telephone and includes instructions on how to receive a paper copy of proxy materials by mail. This Proxy Statement and our 2020 Annual Report can be accessed directly at the Internet address [●] using the control number located in your Notice, and also on your proxy card or voting instruction form, as applicable, if you received printed proxy materials. A copy of our 2020 Annual Report and Proxy Statement are also available on our investor relations website at https://senecabio.com/investors/sec-filings/all-sec-filings.html.

Whether or not you plan to attend the Annual Meeting online, please ensure that your shares are voted at the meeting by signing and returning a proxy card or voting instruction form, as applicable, or by voting online or by telephone, by following the instructions in the Notice.

Seneca Biopharma, Inc.

20271 Goldenrod Lane, Suite 2059,

Germantown, MD 20876

NOTICE OF 2020 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON August 7, 2020

Notice is hereby given that Seneca Biopharma, Inc. will hold its 2020 Annual Meeting of Stockholders (the “Annual Meeting”) on August 7, 2020 at 2 p.m. Eastern Time via a live interactive audio webcast on the Internet. You will be able to vote and submit your questions at [*] during the meeting. Only shareholders of record of our common stock on June 15, 2020 (the “Record Date”) will be entitled to vote at the meeting and at any adjournment or postponement that may take place. We are holding the Annual Meeting for the following purposes, which are more fully described in the accompanying proxy statement:

1	To elect two Class III directors to hold office until the 2023 annual meeting of stockholders or until their successors are duly elected and qualified, subject to their earlier resignation or removal;

2	To ratify the appointment of Dixon Hughes Goodman LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2020;

3

To ratify the filing and effectiveness of the amendment to the Company’s amended and restated certificate of incorporation that was filed with the Secretary of State of the State of Delaware on July 10, 2019 (the “2019 Reverse Stock Split Amendment”) and the effectiveness of the 1-for-20 reverse stock split effected thereby on July 17, 2019 (the “2019 Reverse Stock Split”);

4

To approve an amendment to the Company’s amended and restated certificate of incorporation to authorize the Board of Directors (the “Board”) of the Company to effect a reverse split of the Company’s issued and outstanding common stock (“Common Stock”) by a ratio of not less than 1-for-2 and not more than 1-for-25, with the Board having the discretion as to whether or not the reverse stock split is to be effected at any time prior to the first anniversary date of this Annual Meeting, and with the exact ratio of any reverse stock split to be set at a whole number within the above range as determined by the Board in its sole discretion;

5	An advisory vote to approve executive compensation (non-binding);

6	An advisory vote to approve the frequency of holding future advisory votes on executive compensation every 1, 2 or 3 years (non-binding);

7	To approve the Seneca Biopharma 2020 Equity Incentive Plan (“2020 Plan”) and the conditional grants made thereunder to date; and

8	To transact any other business that properly comes before the Annual Meeting (including adjournments, continuations, and postponements thereof).

Our Board recommends that you vote “FOR” the director nominees named in Proposal One, “FOR” the ratification of the appointment of Dixon Hughes Goodman LLP as our independent registered public accounting firm as described in Proposal Two, “FOR” the ratification of the 2019 Reverse Stock Split Amendment and the 2019 Reverse Stock Split effected thereby as described in Proposal Three, “FOR” the amendment to our amended and restated certificate of incorporation authorizing the Board to effect a reverse stock split of the Company’s issued and outstanding Common Stock at a ratio of not less than 1-for-2 and not more than 1-for -25, with the Board having the discretion and authority to determine the exact ratio, as described in Proposal Four, “FOR” the approval of the non-binding advisory vote approving executive compensation as described in Proposal Five, for every “3 YEARS” for the frequency of future stockholder advisory votes to approve executive compensation as described in Proposal Six, and “FOR” the approval of the Seneca Biopharma 2020 Plan and the conditional grants made to date as described in Proposal Seven.

As described in the proxy statement accompanying this notice, because there may be uncertainty regarding the validity and effectiveness of the Company’s 2019 Reverse Stock Split Amendment and the 2019 Reverse Stock Split effected thereby, our Board is submitting the ratification of such corporate actions to the Company's stockholders pursuant to Section 204 of the Delaware General Corporation Law (the "DGCL") to eliminate such uncertainty. The uncertainty originates from the fact that certain shares of Common Stock held through brokers/nominees, with respect to which the beneficial owners had not provided the brokers/nominees with voting instructions, were voted at the 2019 annual meeting of stockholders by the brokers/nominees on the proposal to approve the 2019 Reverse Stock Split Amendment in accordance with the rules of the New York Stock Exchange that govern how brokers may cast such votes, and certain statements made in the Company's definitive proxy statements for the 2019 annual meeting of stockholders were inconsistent with these rules. In particular, the Company's definitive proxy statements for the 2019 annual meeting of stockholders indicated that brokers/nominees would not have discretionary voting authority on the proposal to approve the 2019 Reverse Stock Split Amendment and that broker non-votes would, therefore, not be counted as shares entitled to vote on such proposal and would, therefore, have no effect on the vote to approve the 2019 Reverse Stock Split Amendment. Our Board has approved the ratification of the 2019 Reverse Stock Split Amendment and the 2019 Reverse Stock Split effected thereby pursuant to Section 204 of the DGCL.

Under Section 204 of the DGCL, stockholders of record as of July 10, 2019 (the date the 2019 Reverse Stock Split Amendment was filed), other than holders whose identities or addresses cannot be determined from our records, are entitled to notice of the Annual Meeting, but are not entitled to attend the Annual Meeting or to vote on any matter presented at the Annual Meeting unless they were also holders of our Common Stock as of the Record Date.

This notice and the accompanying proxy statement, together with the notice to our stockholders of record as of July 10, 2019 (other than holders whose identities or addresses cannot be determined from our records), constitutes the notice required to be given to our stockholders under Section 204 of the DGCL in connection with the ratification of the 2019 Reverse Stock Split Amendment and the resulting 2019 Reverse Stock Split. Under Sections 204 and 205 of the DGCL, when a matter is submitted for ratification at a stockholder meeting, any claim that a defective corporate act ratified under Section 204 is void or voidable due to the failure of authorization, or that the Delaware Court of Chancery should declare in its discretion that a ratification in accordance with Section 204 of the DGCL not be effective or be effective only on certain conditions, must be brought within 120 days from the later of the time at which any notice required by Section 204(g) of the DGCL is given and the validation effective time, which, in the case of the ratification of the 2019 Reverse Stock Split Amendment and the resulting 2019 Reverse Stock Split is the date on which a certificate of validation in respect of the relevant actions is filed with the Secretary of State of the State of Delaware and becomes effective. If the ratifications are approved by our stockholders at the Annual Meeting, the Company expects to file a certificate of validation for the ratifications promptly after the adjournment of the Annual Meeting, and any claim that the filing and effectiveness of the 2019 Reverse Stock Split Amendment and the resulting 2019 Reverse Stock Split are void or voidable due to the failure to receive the requisite stockholder approval at the 2019 annual meeting of stockholders or that the Delaware Court of Chancery should declare, in its discretion, that the ratification of the 2019 Reverse Stock Split Amendment and the resulting 2019 Reverse Stock Split is not effective or that they be effective only on certain conditions, must be brought within 120 days from the validation effective time, which will be the time at which the certificate of validation with respect to the 2019 Reverse Stock Split Amendment and resulting 2019 Reverse Stock Split is filed with the Secretary of State of the State of Delaware and becomes effective in accordance with the DGCL.

We have elected to provide electronic access to our Annual Meeting proxy materials, which include the proxy statement accompanying this notice, in lieu of mailing printed copies. On or about [*], 2020, we expect to mail to our stockholders a Notice of Internet Availability of Proxy Materials (the “Notice”) containing instructions on how to access our proxy statement and our 2019 Annual Report on Form 10-K (the “2019 Annual Report”). The Notice provides instructions on how to vote online or by telephone and includes instructions on how to receive a paper copy of the proxy materials by mail. Our proxy statement and 2019 Annual Report can be accessed directly at the Internet address [*] using the control number located on your Notice, and also on your proxy card or voting instruction form, as applicable, if you have received printed proxy materials.

Only stockholders of record at the close of business on the Record Date are entitled to notice of and to vote at the Annual Meeting. Additionally, in compliance with Section 204 of the DGCL, the Notice will also be mailed to our stockholders of record as of July 10, 2019 (other than holders whose identities or addresses cannot be determined from our records), although such stockholders will not be entitled to attend or vote at the Annual Meeting unless they were also stockholders of record as of the Record Date.

By Order of the Board of Directors,

Kenneth Carter, PhD

Executive Chairman

Germantown, Maryland

[●], 2020

Seneca Biopharma, Inc.

20271 Goldenrod Lane, Suite 2059,

Germantown, MD 20876

PROXY STATEMENT

FOR THE 2020 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD August 7, 2020

GENERAL INFORMATION

Our board of directors (“Board”) is soliciting your proxy on our behalf for the 2020 Annual Meeting of Stockholders (the “Annual Meeting”) and at any adjournment, continuation or postponement of the Annual Meeting for the purposes set forth in this proxy statement (this “Proxy Statement”) and the accompanying Notice of 2020 Annual Meeting of Stockholders. The Annual Meeting will be held virtually via a live interactive audio webcast on the Internet on August 7, 2020 at 2 p.m., Eastern Time. On or about [*], 2020, we expect to mail to our stockholders a Notice of Internet Availability of Proxy Materials (the “Notice”) containing instructions on how to access this Proxy Statement and our 2019 Annual Report on Form 10-K (the “2019 Annual Report”). If you held shares of our common stock (“Common Stock”) at the close of business on June 15, 2020 (“Record Date”), you are invited to attend the Annual Meeting virtually at [●] and vote on the proposals described in this Proxy Statement.

In this Proxy Statement the terms “Seneca,” “the Company,” “we,” “us,” and “our” refer to Seneca Biopharma, Inc. and its subsidiaries. The mailing address of our principal executive offices is Seneca Biopharma, Inc., 20271 Goldenrod Lane, Suite 2059, Germantown, MD 20876.

What matters are being voted on at the Annual Meeting?

You will be voting on:

1.     The election of two Class III directors to hold office until the 2023 annual meeting of stockholders or until their successors are duly elected and qualified, subject to their earlier resignation or removal;

2.     The appointment of Dixon Hughes Goodman LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2020;

3.     The ratification of the filing and effectiveness of the amendment to the Company’s amended and restated certificate of incorporation that was filed with the Secretary of State of the State of Delaware on July 10, 2019 (the “2019 Reverse Stock Split Amendment”) and the effectiveness of the 1-for-20 reverse stock split effected thereby on July 17, 2019 (the “2019 Reverse Stock Split”);

4.     The approval of an amendment to the Company’s amended and restated certificate of incorporation to authorize the Board to effect a reverse split of the Company’s issued and outstanding Common Stock by a ratio of not less than 1-for-2 and not more than 1-for-25, with the Board having the discretion as to whether or not the reverse stock split is to be effected at any time prior to the first anniversary date of the Annual Meeting, and with the exact ratio of any reverse stock split to be set at a whole number within the above range as determined by the Board in its sole discretion;

5.     The non-binding advisory vote to approve executive compensation;

6.     The non-binding advisory vote to approve the frequency of holding future advisory votes to approve executive compensation every 1, 2 or 3 years;

7.     The approval and adoption of the Seneca Biopharma 2020 Equity Incentive Plan and the conditional grants made thereunder to date; and

8.     Any other business that properly comes before the Annual Meeting (including adjournments, continuations, and postponements thereof).

How does the Board recommend that I vote on these proposals?

Our board recommends a vote:

1.       “FOR” the election of two Class III directors to hold office until the 2023 annual meeting of stockholders or until their successors are duly elected and qualified, subject to their earlier resignation or removal;

2.       “FOR” the appointment of Dixon Hughes Goodman LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2020;

3.       “FOR” the ratification of the filing and effectiveness of the 2019 Reverse Stock Split Amendment and the effectiveness of the 2019 Reverse Stock Split effected thereby;

4.       “FOR” the approval of an amendment to the Company’s amended and restated certificate of incorporation to authorize the Board to effect a reverse split of the Company’s issued and outstanding Common Stock by a ratio of not less than 1-for-2 and not more than 1-for-25, with the Board having the discretion as to whether or not the reverse stock split is to be effected at any time prior to the first anniversary date of the Annual Meeting, and with the exact ratio of any reverse stock split to be set at a whole number within the above range as determined by the Board in its sole discretion;

5.       “FOR” the non-binding advisory vote to approve executive compensation;

6.       “3 YEARS” on the non-binding advisory vote to approve the frequency of holding future advisory votes to approve executive compensation every 1, 2 or 3 years; and

7.       “FOR” the approval and adoption of the Seneca 2020 Equity Incentive Plan (the “2020 Plan”) and the conditional grants made thereunder to date.

Who is entitled to vote?

Holders of our Common Stock at the close of business as of June 15, 2020, the record date for our Annual Meeting (the “Record Date”), may vote at the Annual Meeting. As of the Record Date, there were [●] shares of our Common Stock issued and outstanding. Stockholders are not permitted to cumulate votes with respect to the election of directors. Each share of Common Stock is entitled to one vote on each proposal.

We also had 200,000 shares of Series A 4.5% Convertible Preferred Stock (which are currently convertible into an aggregate of 38,873 shares of Common Stock) that are outstanding but that have no voting rights with respect to the matters described in this Proxy Statement.

What do I need to be able to attend the Annual Meeting online?	We will be hosting our Annual Meeting via live audio webcast only. Any stockholder who owns our Common Stock on the Record Date can attend the Annual Meeting live online at [*]. The webcast will start at [●] p.m., Eastern Time, on August 7, 2020. Stockholders may vote and ask questions while attending the Annual Meeting online, although we urge you to vote prior to the meeting to ensure your vote is properly tabulated. In order to be able to attend the Annual Meeting online, you will need the 16-digit control number, which is located on your Notice, and also on your proxy card or voting instruction form, as applicable, if you have received printed proxy materials. Instructions on how to participate in the Annual Meeting are also posted online at www.proxyvote.com.

What if I have technical difficulties or trouble accessing the Annual Meeting?	If you encounter any technical difficulties with accessing the audio webcast on the day of the Annual Meeting, please call the technical support number posted on [*]. Technical support will be available starting at [*] p.m. Eastern Time, [*] minutes before the meeting start time, on August 7, 2020 and will remain available until the Annual Meeting has ended.

Why is this Annual Meeting being held virtually?

We are excited to embrace the latest technology to provide ease of access, real-time communication, and cost savings for our stockholders and our Company. Hosting a virtual meeting provides easy access for our stockholders and facilitates participation since stockholders can participate from any location around the world. Furthermore, in light of the concerns regarding novel SARS-CoV-2 (coronavirus that causes COVID-19), we believe that hosting a virtual meeting is in the best interest of the Company and our stockholders.

You will be able to participate in the Annual Meeting online and submit your questions during the meeting by visiting [*]. You also will be able to vote your shares electronically prior to or during the Annual Meeting.

How can I submit a question at the Annual Meeting?	If you would like to submit a question during the Annual Meeting, log onto [*] by using the 16-digit control number, which is located on your Notice, and also on your proxy card or voting instruction form if you have received printed proxy materials, type your question into the “Ask a Question” field, and click “Submit.”

How do I vote?

If you are a stockholder of record, there are four ways to vote:

(1)       by Internet at [*] 24 hours a day, seven days a week, until 11:59 p.m. Eastern Time on August 6, 2020 (have your Notice or proxy card in hand when you visit the website);

(2)       by toll-free telephone at 1-800-690-6903, until 11:59 p.m. Eastern Time on August 6, 2020 (have your Notice or proxy card in hand when you call);

(3)       by completing and mailing your proxy card (if you received printed proxy materials); or

(4)       online during the Annual Meeting. Instructions on how to attend and vote at the Annual Meeting are described at [*].

In order to be counted, proxies submitted by telephone or Internet must be received by 11:59 p.m., Eastern Time, on August 6, 2020. Proxies submitted by U.S. mail must be received before the start of the Annual Meeting.

If you are a street name stockholder, please follow the instructions provided by your broker, bank, or other nominee to vote by Internet, telephone, or mail before the meeting, or online during the Annual Meeting, in each case by using the 16-digit control number, which is located on your Notice or the voting instruction form provided by your broker, bank or nominee if you have received printed proxy materials.

What is the quorum requirement?	A quorum is the minimum number of shares required to be present or represented by proxy at the Annual Meeting to properly hold an annual meeting of stockholders and conduct business under our bylaws and Delaware law. The presence, in person or by proxy, of a majority of the voting power of all issued and outstanding shares of our Common Stock entitled to vote on the Record Date will constitute a quorum at the Annual Meeting. Abstentions, withheld votes, and broker non-votes will be counted as shares present and entitled to vote for the purposes of determining a quorum for the Annual Meeting.

Can I change my vote?

Yes. If you are a stockholder of record, you can change your vote or revoke your proxy by:

•      notifying our Corporate Secretary, in writing, at Seneca Biopharma, Inc. at 20271 Goldenrod Lane, Suite 2059, Germantown, MD 20876. Such notice must be received at the above location before 11:59 p.m. Eastern Time on August 6, 2020;

•      voting again using the telephone or Internet before 11:59 p.m. Eastern Time on August 6, 2020 (your latest telephone or Internet proxy is the one that will be counted); or

•      attending the Annual Meeting online and voting your shares at the Annual Meeting. Simply logging into the Annual Meeting will not, by itself, revoke your proxy. You must also vote your shares.

If you are a street name stockholder, you may revoke any prior voting instructions by contacting your broker, bank or other nominee or by attending the Annual Meeting online and voting during the meeting by using the 16-digit control number, which is located in the Notice or the voting instruction form provided by your broker, bank or nominee if you have received printed proxy materials.

What is the difference between holding shares as a stockholder of record and as a beneficial owner?

Registered Stockholders.

If shares of our Common Stock are registered directly in your name with our transfer agent, American Stock Transfer & Trust Company, LLC, you are considered the stockholder of record with respect to those shares. As the stockholder of record, you have the right to vote by Internet or telephone prior to the meeting, or if you request or receive paper proxy materials by mail, by filling out and returning the proxy card. You may also vote online at the Annual Meeting. Throughout this Proxy Statement, we refer to these registered stockholders as “stockholders of record.”

Street Name Stockholders.

If shares of our Common Stock are held on your behalf in a brokerage account or by a bank or other nominee, you are considered to be the beneficial owner of shares that are held in “street name,” and the Notice was forwarded to you by your broker or nominee, who is considered the stockholder of record with respect to those shares. As the beneficial owner, you have the right to direct your broker, bank, or other nominee as to how to vote your shares if you follow the instructions you receive from your broker, bank, or nominee. You may also choose to vote your shares before the Annual Meeting by Internet or telephone, in each case by using the 16-digit control number, which is located in your Notice or the voting instruction form if you have received printed proxy materials. Beneficial owners are also invited to attend the Annual Meeting online, but should contact their broker, bank or other nominee for instructions on how to do so.

How many votes are needed for the approval of each proposal?

In the election of directors, the two persons receiving the highest number of affirmative “FOR” votes at the Annual Meeting will be elected (Proposal – 1).

In the case of the proposal to determine the frequency of future advisory votes to approve executive compensation, the frequency that receives the highest number of votes cast will be deemed to be the frequency selected by our stockholders (Proposal – 6).

The approval of two proposals described below requires the affirmative vote of a majority of the outstanding shares of common stock entitled to vote thereon:

•      The ratification of the filing and effectiveness of the 2019 Reverse Stock Split Amendment and the validity of the 2019 Reverse Stock Split effected thereby (Proposal—3);

•      The approval of an amendment to the Company’s amended and restated certificate of incorporation to authorize the Board to effect a reverse split of the Company’s issued and outstanding Common Stock by a ratio of not less than 1-for-2 and not more than 1-for-25, with the Board having the discretion as to whether or not the reverse stock split is to be effected at any time prior to the first anniversary date of this Annual Meeting, and with the exact ratio of any reverse stock split to be set at a whole number within the above range as determined by the Board in its sole discretion (Proposal—4);

The approval of the remaining three proposals described below requires the affirmative vote of the holders of a majority of the voting power of Seneca’s shares of Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote thereon:

•      The appointment of Dixon Hughes Goodman LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2020 (Proposal—2);

•      The non-binding advisory vote to approve executive compensation (Proposal—5); and

•      The approval and adoption of the 2020 Plan and the conditional grants made thereunder to date (Proposal—7).

If you hold shares beneficially in street name and do not provide your broker with voting instructions, your shares may constitute “broker non-votes.” Broker non-votes occur on a matter when a broker is not permitted to vote on that matter without instructions from the beneficial owner and instructions are not given. These matters are referred to as “non-routine” matters. Your broker will have discretion to vote your shares on matters that are deemed “routine” even if you have not provided timely directions.

Of the matters scheduled to be voted on at the Annual Meeting, the following matters are expected to be treated as “routine” matters and brokers will have discretion to vote in favor of such proposals absent your instructions:

•     The appointment of Dixon Hughes Goodman LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2020 (Proposal—2);

•      The ratification of the filing and effectiveness of the 2019 Reverse Stock Split Amendment and the effectiveness of the 2019 Reverse Stock Split effected thereby (Proposal—3); and

•      The approval of an amendment to the Company’s amended and restated certificate of incorporation to authorize the Board to effect a reverse split of the Company’s issued and outstanding Common Stock by a ratio of not less than 1-for-2 and not more than 1-for-25, with the Board having the discretion as to whether or not the reverse stock split is to be effected at any time prior to the first anniversary date of this Annual Meeting, and with the exact ratio of any reverse stock split to be set at a whole number within the above range as determined by the Board in its sole discretion (Proposal—4).

Of the matters scheduled to be voted on at the Annual Meeting, the following matters are expected to be treated as “non-routine” matters and brokers will not be able to vote for such proposals absent your instructions:

•      The election of two Class III directors to hold office until the 2023 annual meeting of stockholders or until their successors are duly elected and qualified, subject to their earlier resignation or removal (Proposal –1);

•      The non-binding advisory vote to approve executive compensation (Proposal—5);

•      The non-binding advisory vote to approve the frequency of holding future advisory votes on executive compensation every 1, 2 or 3 years (Proposal—6); and

•      The approval and adoption of the 2020 Plan and the conditional grants made thereunder to date (Proposal—7).

In tabulating the voting result for any particular proposal, shares that constitute broker non-votes are not considered voting power present and entitled to vote with respect to that proposal. Thus, broker non-votes will not affect the outcome of Proposals 1, 2, 5, 6 and 7, assuming that a quorum is obtained. Broker non-votes will have a negative effect on Proposals 3 and 4. Because Proposals 3 and 4 are routine matters, the Company expects that, in the event you do not provide instructions, your bank, broker, or other nominee is expected to vote ‘FOR’ the proposals.

Abstentions are considered voting power present and entitled to vote at the Annual Meeting and thus will have the same effect as votes against each of the matters scheduled to be voted on at the Annual Meeting (other than the election of directors).

Because brokers may not vote your shares on “non-routine” matters, including the election of directors (Proposal – 1) and Proposals 5, 6 and 7, in the absence of your specific instructions, we encourage you to provide instructions to your broker regarding the voting of your shares.

What is the effect of giving a proxy?	Proxies are solicited by and on behalf of our Board. Kenneth Carter has been designated as the proxy holder by our Board. When proxies are properly granted, the shares represented by such proxies will be voted at the Annual Meeting in accordance with the instructions of the stockholder. If no specific instructions are given, however, the shares will be voted in accordance with the recommendations of our Board as described above. If any matters not described in this Proxy Statement are properly presented at the Annual Meeting, the proxy holders will use his own judgment to determine how to vote the shares. If the Annual Meeting is adjourned, continued, or postponed, the proxy holder may vote the shares at the adjourned, continued or postponed meeting as well, unless you have properly revoked your proxy instructions, as described above.

Why is the Company seeking stockholder approval to ratify the filing and effectiveness of the 2019 Reverse Stock Split Amendment and the effectiveness of the 2019 Reverse Stock Split effected thereby?

As described in this Proxy Statement, there may be uncertainty regarding the validity or effectiveness of the 2019 Reverse Stock Split Amendment and the effectiveness of the 2019 Reverse Stock Split effected thereby, due to certain language included in the proxy statement for the 2019 annual meeting of stockholders. Section 204 of the DGCL provides that no defective corporate act will be void or voidable solely as a result of a failure of authorization of that defective corporate act if it is ratified as provided in Section 204 of the DGCL or validated by the Court of Chancery in a proceeding brought under Section 205 of the DGCL. Thus, Section 204 allows the board of directors of a company, by following specified procedures, to ratify a defective corporate act and, in cases where the act required or requires a vote of stockholders, to submit the ratification to stockholders for adoption. The effect of ratification under Section 204 is that the act is validated retroactive to the date the defective corporate act was originally taken. Our Board desires to ratify the filing and effectiveness of the 2019 Reverse Stock Split Amendment and the effectiveness of the 2019 Reverse Stock Split effected thereby, and is, therefore, seeking stockholder ratification of these matters pursuant to Section 204 of the DGCL.

What is the effect of ratifying the filing and effectiveness of the 2019 Reverse Stock Split Amendment and the effectiveness of the 2019 Reverse Stock Split effected thereby?	The effect of ratification under Section 204 of the DGCL is that the act is validated retroactive to the date the defective corporate act was originally taken. Our Board desires to ratify the filing and effectiveness of the 2019 Reverse Stock Split Amendment and the effectiveness of the 2019 Reverse Stock Split effected thereby to eliminate any uncertainty related to the validity and effectiveness of such matters.

What are the consequences if the ratification of the filing and effectiveness of the 2019 Reverse Stock Split Amendment and the effectiveness of the 2019 Reverse Stock Split effected thereby is not approved by stockholders?

If the ratification of the filing and effectiveness of the 2019 Reverse Stock Split Amendment and the effectiveness of the 2019 Reverse Stock Split effected thereby are not approved by the requisite vote of our stockholders, we will not be able to file a certificate of validation in respect of the foregoing corporate actions and such actions will not be ratified in accordance with Section 204 of the DGCL.

The failure to ratify the filing and effectiveness of the 2019 Reverse Stock Split Amendment and the effectiveness of the 2019 Reverse Stock Split effected thereby may leave us exposed to potential claims that (i) the vote on such failed actions did not receive requisite stockholder approval, (ii) such actions were not validly authorized, and (iii) as a result, (a) the Company does or may not have sufficient authorized but unissued shares of Common Stock to permit future sales and issuances of Common Stock, including pursuant to outstanding warrants and stock options, (b) past issuances of Common Stock may not be valid, and (c) we would not be able to validate our total outstanding or authorized shares of Common Stock, as applicable, in connection with any strategic transaction that our Board may determine is advisable, including, without limitation, a sale of the Company, a business combination, merger or reverse merger, or a license or other disposition of corporate assets of the Company, or in connection with potential future transactions, including, without limitation, capital-raising transactions, and other strategic transactions. Any inability to issue Common Stock in the future and any invalidity of past issuances of Common Stock could expose us to significant claims and have a material adverse effect on our liquidity.

It is important to note that the ratification of the filing and effectiveness of the 2019 Reverse Stock Split Amendment and the effectiveness of the 2019 Reverse Stock Split effected thereby, will:

NOT dilute your ownership in the Company;

NOT change the total number of shares of our Common Stock that are currently outstanding;

NOT change the number of shares of Common Stock that we are currently authorized to issue;

NOT change the number of shares of Common Stock that you currently own; and

NOT effect a reverse stock split (other than the one previously effected on July 17, 2019).

The ratification and approval will merely validate the filing and effectiveness of the 2019 Reverse Stock Split Amendment and the effectiveness of the 2019 Reverse Stock Split effected thereby.

Why did I receive a Notice of Internet Availability of Proxy Materials instead of a full set of proxy materials?	In accordance with the rules of the U.S. Securities and Exchange Commission (the “SEC”), we have elected to furnish our proxy materials, including this Proxy Statement and our 2020 Annual Report, primarily via the Internet. On or about [●], 2020, we expect to mail to our stockholders a Notice that contains instructions on how to access our proxy materials on the Internet, how to vote online at the Annual Meeting, how to vote by Internet or telephone in advance of the Annual Meeting, and how to request printed copies of the proxy materials and 2020 Annual Report. Stockholders may request to receive all future proxy materials in printed form by mail or electronically by e-mail by following the instructions contained in the Notice. We encourage stockholders to take advantage of the availability of the proxy materials on the Internet to help reduce the environmental impact of our annual meetings of stockholders.

Where can I find the voting results of the Annual Meeting?	We will announce preliminary results at the Annual Meeting. We will also disclose final results by filing a Current Report on Form 8-K within four business days after the Annual Meeting. If final results are not available at that time, we will provide preliminary voting results in the Current Report on Form 8-K and will provide the final results in an amendment to the Current Report on Form 8-K as soon as they become available.

How are proxies solicited for the Annual Meeting and who pays for solicitation expenses?	Our Board is soliciting proxies for use at the Annual Meeting and we have retained Alliance Advisors to assist in the solicitation. Seneca has agreed o pay Alliance Advisors approximately $7,000 plus reasonable expenses for these services. All expenses associated with this solicitation will be borne by us. We will reimburse brokers or other nominees for reasonable expenses that they incur in sending our proxy materials to you if a broker, bank, or other nominee holds shares of our Common Stock on your behalf. In addition, our directors and employees may also solicit proxies in person, by telephone or by other means of communication. Our directors and employees will not be paid any additional compensation for soliciting proxies.

I share an address with another stockholder, and we received only one paper copy of the proxy materials. How may I obtain an additional copy of the proxy materials?

We have adopted a procedure called “householding,” which the SEC has approved. Under this procedure, we deliver a single copy of the Notice and, if applicable, the proxy materials to multiple stockholders who share the same address unless we received contrary instructions from one or more of the stockholders. This procedure reduces our printing costs, mailing costs, and fees. Stockholders who participate in householding will continue to be able to access and receive separate proxy cards. Upon written request, we will deliver promptly a separate copy of the Notice and, if applicable, the proxy materials to any stockholder at a shared address to which we delivered a single copy of any of these documents. To receive a separate copy of the Notice and, if applicable, the proxy materials, stockholders may contact our transfer agent at:

American Stock Transfer & Trust Company, LLC Customer Service

6201 15th Avenue

Brooklyn, NY 11219

800-937-5449

Stockholders who hold shares in street name (as described below) may contact their brokerage firm, bank, broker-dealer, or other similar organization to request information about householding.

What is the deadline to propose actions for consideration at next year’s annual meeting of stockholders or to nominate individuals to serve as directors?

Stockholder Proposals:

Stockholders may present proper proposals for inclusion in our proxy statement and for consideration at the next annual meeting of stockholders by submitting their proposals in writing to Seneca’s Corporate Secretary in a timely manner and ensuring that their proposals contain the information required by our bylaws. For a stockholder proposal to be considered for inclusion in our proxy statement for our 2021 Annual Meeting of Stockholders, the Corporate Secretary of Seneca must receive the written proposal at our principal executive offices no later than [*], 2020; provided, however, that in the event that we hold our 2021 Annual Meeting of Stockholders more than 30 days before or after the one-year anniversary date of the 2020 Annual Meeting, the deadline is a reasonable time before we begin to print and send our notices for the 2021 Annual Meeting of Stockholders. Such proposals also must comply with any applicable SEC regulations regarding the inclusion of stockholder proposals in company-sponsored proxy materials. Proposals should be addressed to:

Seneca Biopharma, Inc.

Attn: Corporate Secretary

20271 Goldenrod Lane, Suite 2024

Germantown, Maryland 20876

Fax: 301-560-6634

Our bylaws also establish an advance notice procedure for stockholders who wish to present a proposal before an annual meeting of stockholders but do not intend for the proposal to be included in our proxy statement. Our bylaws provide that the only business that may be conducted at an annual meeting is business that is (1) specified in the notice of a meeting given by or at the direction of the Board, (2) otherwise properly brought before the meeting by or at the direction of the Board, or (3) a proper matter for stockholder action under the Delaware General Corporation Law that has been properly brought before the meeting by a stockholder entitled to vote at the annual meeting who has delivered timely written notice to our Corporate Secretary, which notice must contain the information specified in our bylaws. To be timely for our 2021 Annual Meeting of Stockholders, our Corporate Secretary must receive the written notice at our principal executive offices:

•          not earlier than the close of business on April 9, 2021, and

•          not later than the close of business on May 9, 2021.

In the event that we hold our 2021 Annual Meeting of Stockholders more than 30 days before or after the one-year anniversary date of the 2020 Annual Meeting, then notice of a stockholder proposal that is not intended to be included in our proxy statement must be received not later than the close of business on the earlier of the following two dates:

•          the 10th day following the day on which notice of the meeting date is mailed, or

•          the 10th day following the day on which public disclosure of the meeting date is made.

If a stockholder who has notified us of his or her intention to present a proposal at an annual meeting does not appear to present his or her proposal at such meeting, we are not required to present the proposal for a vote at such meeting.

Nomination of Director Candidates:

You may propose director candidates for consideration by our Governance and Nominating Committee. Any such recommendations should include the nominee’s name and qualifications for membership on the Board, and should be directed to the Corporate Secretary of Seneca at the address set forth above. For additional information regarding stockholder recommendations for director candidates, see “Directors, Executive Officers and Corporate Governance——Consideration of Director Nominees—Stockholder Recommendations and Nominees” on page 22 of this proxy statement.

In addition, our bylaws permit stockholders to nominate directors for election at an annual meeting of stockholders. To nominate a director, the stockholder must provide the information required by our bylaws. In addition, the stockholder must give timely notice to our Corporate Secretary in accordance with our bylaws, which, in general, require that the notice be received by our Corporate Secretary within the time period described above under “Stockholder Proposals” for stockholder proposals that are not intended to be included in our proxy statement.

Disclosure of Hedged Positions

Any stockholder proposal or nomination of director candidate requires the disclosure and a description of (i) any direct or indirect opportunity for such stockholder to directly or indirectly profit or share in any profit derived from any increase or decrease in value of the shares of the Company, (ii) any proportionate interest in the shares of the Company or instruments held, directly or indirectly, by a general or limited partnership in which the stockholder or an associated person is a general partner or, directly or indirectly owns an interest in a general partner, (iii) any short interest in any security of the Company, (iv) any performance-related fees that such stockholder or associated person is entitled to based on any increase or decrease in the value of shares of the Company and (v) any hedging or other transaction or series of transactions that has been entered into by or on behalf of , or any other agreement, arrangement, or understanding (including, without limitation, any put, short position or any borrowing or lending of shares) that has been made, the effect or intent of which is to mitigate loss to or manage risk of share price changes for, or to increase or decrease the voting power of, the stockholder or associated person with respect to any share of the Company. For a complete description of disclosures required by stockholders of hedged positions, please see Section 2.16 the Company’s bylaws, as amended.

In addition, our bylaws permit stockholders to nominate directors for election at an annual meeting of stockholders. To nominate a director, a stockholder must provide the information required by our bylaws. In addition, the stockholder must give timely notice to our Corporate Secretary in accordance with our bylaws, which, in general, require that the notice be received by our Corporate Secretary within the time periods described above under the section titled “Stockholder Proposals” for stockholder proposals that are not intended to be included in a proxy statement.

Availability of Bylaws

A copy of our bylaws is available via the SEC’s website at www.sec.gov. You may also contact our Corporate Secretary at the address set forth above for a copy of the relevant bylaw provisions regarding the requirements for making stockholder proposals and nominating director candidates. Accordingly, the information contained herein may be different than the information you receive from other public companies in which you hold stock.

Who can help answer any other questions I might have?

If you have any questions concerning the Annual Meeting (including accessing the meeting by virtual means) or would like additional copies of the Proxy Statement or need help voting your shares of Common Stock, please contact our transfer agent: American Stock Transfer & Trust Company, LLC, 6201 15th Avenue, Brooklyn, NY 11219 800-937-5449.

BENEFICIAL OWNERSHIP OF SHARES OF COMMON STOCK

The following table sets forth, as of May 31, 2020, information regarding beneficial ownership of our capital stock by:

•	each person, or group of affiliated persons, known by us to be the beneficial owner of 5% or more of any class of our voting securities;

•	each of our current directors and nominees;

•	each of our current named executive officers; and

•	all current directors and named executive officers as a group.

Beneficial ownership is determined according to the rules of the SEC. Beneficial ownership means that a person has or shares voting or investment power of a security and includes any securities that person or group has the right to acquire within 60 days after the measurement date. This table is based on information supplied by officers, directors and principal stockholders. Except as otherwise indicated, we believe that each of the beneficial owners of the common stock listed below, based on the information such beneficial owner has given to us, has sole investment and voting power with respect to such beneficial owner’s shares, except where community property laws may apply.

	Common Stock
Name and Address of Beneficial Owner (1)	Shares	Shares Underlying Convertible Securities	Total	Percent of Class (2)
Directors and named executive officers
Kenneth Carter, PhD	-	105,444	105,444	*
Cristina Csimma, PharmD, MHP	2,930	13,089	16,019	*
Binxian Wei (3)	1,500	26,137	27,637	*
David Mazzo, PhD	1,500	10,561	12,061	*
Mary Ann Gray, PhD	13,759	4,954	18,713	*
Matthew Kalnik, PhD (4)	-	88,388	88,388	*
Dane Saglio (4)	-	22,097	22,097	*
All directors and named executive officers as a group (7 individuals)			290,358	1.66%

5% owners as reported on form SC 13G
None
All directors, named executive officers, and 5% owners as a group (7 entities)			290,358	1.66%

*	Represents less than one percent.

(1)	Except as otherwise indicated, the persons named in this table have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them, subject to community property laws where applicable and to the information contained in the footnotes to this table. Unless otherwise indicated, the address of the beneficial owner is c/o Seneca Biopharma, Inc. 20271 Goldenrod Lane, Germantown, MD 20876.
(2)	Pursuant to Rules 13d-3 and 13d-5 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), beneficial ownership includes any shares as to which a shareholder has sole or shared voting power or investment power, and also any shares which the shareholder has the right to acquire within 60 days, including upon exercise of common share purchase options or warrants. There are 17,299,307 shares of common stock issued and outstanding as of May 31, 2020.
(3)	Mr. Wei is appointed by the Series A 4.5% Convertible Preferred Stock owners.
(4)	Dr. Kalnik was appointed as our Chief Operating Officer and President and Mr. Saglio was appointed as our Chief Financial Officer effective April 1, 2020.

DIRECTORS, EXECUTIVE OFFICERS AND CORPORATE GOVERNANCE

The names of our directors and executive officers and their ages, positions, and biographies as of May 15, 2020 are set forth below. Our executive officers are appointed by and serve at the discretion of the Board. There are no family relationships among any of our directors or executive officers.

Name	Position	Age	Position Since
Named Executive Officers
Kenneth Carter, PhD	Executive Chairman, Director	60	2019
Matthew Kalnik, PhD	Chief Operating Officer, President	57	2020
Dane Saglio	Chief Financial Officer	62	2020
Independent Directors
Cristina Csimma, PharmD, MHP	Director	61	2017
David J. Mazzo, PhD	Director	63	2019
Binxian Wei	Director (Series A Preferred)	51	2019
Mary Ann Gray, PhD	Director	67	2019

Kenneth Carter PhD, has served as our executive chairman since January 2019. Dr. Carter has over 20 years of experience working in positions of substantial responsibility in the development and operations of early-stage biotechnology companies. Since 2010 when he co-founded the company, Dr. Carter has served as chairman of the board of directors of Noble Life Sciences, a private biotechnology company in Maryland.  From 2011 through 2017, Dr. Carter served as president and chief executive officer of Neximmune, Inc., a private biopharmaceutical company in Maryland.  He continues to serve as senior advisor of NexImmune. Prior to that, from 1999 through 2009, Dr. Carter served as president and chief executive officer of Avalon Pharmaceuticals, Inc. (NASDAQ: AVRX) until the company merged with Clinical Data, Inc. Dr. Carter also currently serves on the following boards of directors (i) since 2016, Antidote Therapeutics, Inc., a private biopharmaceutical company in Maryland, (ii) since 2011, BetaCat Pharmaceuticals, a private pharmaceutical company in Texas, and Maryland BioHealth Innovation, a biotechnology intermediary company in Maryland, and (iii) since 2007, Maryland Health Care Product Development Corporation, a biotechnology investment firm in Maryland.  Dr. Carter additionally serves as a lecturer and Adjunct Faculty member of Johns Hopkins University in Maryland. Dr. Carter holds a BS in Biology and Chemistry from Abilene Christian University, a Ph.D. in Human Genetics and Cell Biology from the University of Texas Medical Branch, and a Postdoctoral degree in Cell and Molecular Biology from University of Massachusetts Medical School. In evaluating Dr. Carter’s specific experience, qualifications, attributes and skills in connection with his appointment to our board, we took into account his prior work with both public and private organizations, including his experience in building biopharmaceutical organizations, his strong business development background and his past experience and relationships in the biopharma and biotech fields.

Matthew Kalnik, PhD,  has served as our President and Chief Operating Officer in April 2020. Dr. Kalnik has over 25 years of experience in senior R&D and business development roles leading multi-disciplinary teams in drug discovery and drug development. From 2013 through present, Dr. Kalnik has served as the Chairman and Chief Executive Officer of Antidote Therapeutics, a private biotechnology company. From 1997 through present, Dr. Kalnik has consulted for biotechnology / pharmaceutical companies related to portfolio analysis, licensing and M&A transactions. Prior to that, from 2009 through 2012, Dr. Kalnik served as Senior Vice President and Officer, Strategic Planning & Business Operations of Nabi Biopharmaceuticals, Inc. (NASDAQ: BOTA) a publicly traded biopharmaceutical company. Dr. Kalnik has also held leadership roles at Daiichi Medical Research (now Daiichi-Sankyo)c, Genaissance Pharmaceuticals, Inc. (now Allergan), Pfizer, Inc.and Biosym Technologies, Inc. (now Dassault Systèmes). He holds a Ph.D. in Biochemistry & Molecular Biophysics from Columbia University and conducted his post-doctoral fellowship at the Department of Molecular Biology at The Scripps Research Institute, La Jolla, CA.

Dane Saglio, has served as our Chief Financial Officer since April 2020. From July 2017 through July 2019, Mr. Saglio served as Executive Vice President and CFO of Celios Corporation, a private company focused on research, development, and commercialization of advanced air technologies. Prior to that, from November 2014 through June 2017, Mr. Saglio served as the CFO for Helomics Corporation (acquired in 2019 by Precision Therapeutics). Mr. Saglio has over 20 years of experience in financial positions with pharmaceutical and biotechnology companies. Mr. Saglio earned his BS in business administration from the University of Maryland and is a licensed CPA (inactive).

Cristina Csimma PharmD, MHP, has served on our board of directors since September 2017. She also serves on the Board of Directors of Idera Pharmaceuticals (NASDAQ: IDRA), a clinical stage biopharmaceutical company, Caraway Therapeutics, a preclinical stage biopharmaceutical company, and T1D Exchange, a nonprofit research organization for type 1 diabetes. She also serves on various advisory boards, including: the Muscular Dystrophy Association Venture Philanthropy Scientific Advisory Committee; the Executive Oversight Board to the National Institutes of Health (NIH) NeuroNext Network; the Harvard and Brigham and Women’s Hospital MRCT Center External Advisory Board, and the TREAT-NMD Advisory Committee for Therapeutics (TACT) She was previously the Executive Chair of the Board of Directors of Exonics Therapeutics, a Director of Juniper Pharmaceuticals (acquired in August 2018 by Catalent), Vtesse (acquired in March 2017 by Sucampo Pharmaceuticals) and Cydan, where she was also President and founding CEO, the Vice President of Drug Development at Virdante Pharmaceuticals Inc (acquired by Momenta), Principal at Clarus Ventures LLC, and held roles in Clinical Development and Translational Research at Wyeth (now Pfizer), Genetics Institute and Dana Farber Cancer Institute. Dr. Csimma holds both a Doctor of Pharmacy and a Bachelor of Science in Pharmacy from the Massachusetts College of Pharmacy and Allied Health Sciences, as well as a Master of Health Professions from Northeastern University. In selecting Dr. Csimma, the board took into account her vast experience in the pharmaceutical industry, including her successes in developing drugs for various diseases throughout her career.

Binxian Wei, has served on our board of directors since February 2019. He has been the V.P. of Darsheng Trade & Tech. Development Co, Ltd. (a subsidiary to Tianjin Tiayo Pharmaceutical Co., Ltd.) since 2015. He is responsible for API and finished dosage marketing for Chinese pharmaceutical companies. From 2008 through 2010, he worked as a business development manager for Sakai Trading.  He holds a Master’s degree in Mathematical & Computer Sciences from Colorado School of Mines, a Master’s Degree and Bachelor’s Degree in Chemical Engineering from Tianjin University in China. Bin-Xian Wei was appointed as the director representative of the Series A 4.5% Convertible Preferred Stock by Tianjin Pharmaceuticals Group International Holdings Co., LTD, the sole holder of the outstanding Series A 4.5% Convertible Preferred Stock.

David J. Mazzo, PhD, has served on our board of directors since June 2019. Dr. Mazzo brings over 35 years of experience in the pharmaceutical industry. Dr. Mazzo currently serves as President and Chief Executive Officer and a Director of Caladrius Biosciences (NASDAQ: CLBS), a late-stage therapeutics development biopharmaceutical company developing autologous cell therapies for select cardiovascular and autoimmune diseases. Dr. Mazzo also serves as the chairman of the Board of Directors of Visioneering Technology, Inc. (ASX: VTI), a medical device company with a focus on products for treating and preventing the progression pediatric myopia and presbyopia. Previously, Dr. Mazzo served from August 2008 to October 2014 as Chief Executive Officer and as a member of the Board of Directors of Regado Biosciences, Inc., (NASDAQ: RGDO) a pharmaceutical company focused on the development of novel antithrombotic drug systems for acute and sub-acute cardiovascular indications. Prior to his leading Regado, from March 2007 to April 2008, Dr. Mazzo was President, Chief Executive Officer and a Director of Æterna Zentaris, Inc., (NASDAQ: AEZS), an international biopharmaceutical company. From 2003 until 2007, Dr. Mazzo served as President, Chief Executive Officer and a director of Chugai Pharma USA, LLC, a biopharmaceutical company which was the U.S. subsidiary of Chugai Pharmaceutical Co., Ltd. of Japan and a member of the Roche Group (Switzerland). Prior to joining Chugai, Dr. Mazzo held executive positions at several large international pharmaceutical companies, including: Schering-Plough Corporation, a publicly held pharmaceutical company that was subsequently acquired by Merck & Co., Inc. where he was also a Director of the Essex Chimie European subsidiary; Hoechst Marion Roussel, Inc., the US subsidiary of Hoechst AG, which was subsequently acquired by Sanofi, a multinational pharmaceuticals company; and Rhone-Poulenc Rorer, Inc., a subsidiary of Rhone-Poulenc SA, a French pharmaceuticals company, which was subsequently acquired by Hoechst AG. From October 2005 through January 2015, he also served on the board of directors of Avanir Pharmaceuticals, a biopharmaceutical company which was sold to Otsuka Holdings in 2015. From August 2005 to June 2005, he served as a Director of EyePoint Pharmaceuticals (formerly known as pSivida, Inc. (NASDAQ: EYPT). Dr. Mazzo earned a B.A. in the Honors Program (Interdisciplinary Humanities) and a B.S. in Chemistry from Villanova University. In addition, Dr. Mazzo received his M.S. in chemistry and his Ph.D. degree in analytical chemistry from the University of Massachusetts, Amherst. He was also a research fellow at the Ecole Polytechnique Federale de Lausanne, Switzerland. In selecting Dr. Mazzo, the board took into account his vast experience in the pharmaceutical industry, as well as his service on other boards of directors in the biopharmaceutical industry.

Mary Ann Gray, PhD, has served on our board of directors since July 2019. From 2018 to current, Dr. Gray has served on the board of directors of Sarepta Therapeutics, Inc. From 2010 to 2018, Dr. Gray served as a member of the Board of Senomyx Inc., a biotechnology company working toward developing additives to amplify certain flavors and smells in foods. She served as a member of the compensation committee of Senomyx from May 2011 to November 2018, as the Chair of the Board and a member of the audit committee from May 2016 to November 2018, and as Lead Director from May 2017 to November 2018. Dr. Gray also served as a member of the Board and audit committee Chair of Juniper Pharmaceuticals, a women’s health company, from April 2016 to August 2018. From November 2014 to December 2016, she served as a Board member of TetraLogic, a publicly-held clinical-stage biopharmaceutical company focused on oncology and infectious diseases. She served as the Chair of the audit committee of Tetralogic from March 2015 to December 2016. Dr. Gray also served as a Board member of Acadia Pharmaceuticals, focused on commercialization of CNS therapies, from 2005 to 2016, and served as a member of the audit committee from 2005 to 2016 and as a member of the compensation committee from 2010 to 2016. She served as a Board member of Dyax Corp., a rare disease company acquired by Shire in 2016, from 2001 to 2016, serving as a Lead Director from 2008 to 2016, a member of the audit committee from 2004 to 2012, a member of the nominating and corporate governance committee from 2001 to 2016, and Chair of the compensation committee from 2012 to 2016. Dr. Gray is the President of Gray Strategic Advisors, LLC, a biotechnology strategic planning and advisory firm. Dr. Gray has a distinguished scientific background, completing pharmacology research in tumor biology, including the impact of therapeutics on cardiac membranes and beginning her career in biotechnology as a scientist focused on new drug development. She subsequently worked in equities research before becoming a senior analyst and portfolio manager. Dr. Gray earned a B.S. from University of South Carolina, a Ph.D. in pharmacology from the University of Vermont, and completed her post-doctoral work at Northwestern University Medical School and at the Yale University School of Medicine. Our nominating and corporate governance committee believes that Dr. Gray’s extensive experience in the biotechnology and biopharmaceutical industry qualifies her for service as a member of our Board.

Board of Directors

Our Board consists of five (5) members. Our business, property and affairs are managed under the direction of the Board. Members of the Board are kept informed of our business through discussions with the Executive Chairman and other members of management, by reviewing materials provided to them and by participating in meetings of the Board and its committees.

Our Board is responsible for establishing broad corporate policies and for overseeing our overall management. In addition to considering various matters which require its approval, the Board provides advice and counsel to, and ultimately monitors the performance of, our senior management.

Board Meetings

During 2019, the Board held nine (9) meetings and acted through unanimous written consent five (5) times. Each director attended at least 75% of all meetings of the general Board and each respective committee on which such director serves. The Board currently holds regularly scheduled meetings and calls for special meetings or acts through unanimous written consents as necessary. Meetings of the Board may be held telephonically. Directors are expected to attend all board meetings and meetings of the committees of the board on which they serve and to spend the time needed and meet as frequently as necessary to properly discharge their duties. Information with regard to committee meetings and written consent is provided for below in the section of this proxy statement entitled “Committees.” Although attendance of meetings is encouraged, we do not have a formal policy regarding attendance by directors at board and committee meetings.

Attendance at 2019 Annual Meeting

Though we do not have a formal policy regarding attendance by directors at annual meetings of stockholders, attendance is encouraged. Our 2019 Annual Meeting was attended, in person by the following Company directors: Drs. Carter and Csimma and Messrs. Oldaker (former director), Smith (former director) and Wei; and was attended telephonically by the following Company directors: Dr. Mazzo and Mr. Ogilvie (former director).

Classification of Board

Pursuant to our bylaws, we have a classified Board which is divided into three classes with staggered three-year terms. Only one class may be elected each year, while the directors in the other classes continue to hold office for the remainder of their three-year terms. The Board may, on its own, determine the size of the exact number of directors on the Board and may fill vacancies on the Board. Notwithstanding, the holder of our Series A 4.5% Convertible Preferred Stock has the right to appoint one board member. Binxian Wei has been appointed and currently serves as such director since February 5, 2019. The procedure for electing and removing directors on a classified board of directors generally makes it more difficult for stockholders to change management control by replacing a majority of the board at any one time, and the classified board structure may discourage a third party tender offer or other attempt to gain control of the Company and may maintain the incumbency of directors. In addition, under our bylaws, directors may only be removed from office by a vote of the majority of the shares then outstanding and eligible to vote.

Independent Directors

Our common stock is listed on the Nasdaq Capital Market. As such, we are subject to the NASDAQ Stock Market LLC (“NASDAQ”) director independence standards. In accordance with these standards, in determining independence the Board affirmatively determines whether a director has a "material relationship" with Seneca Biopharma that would compromise his or her independence from management or would cause him or her to fail to meet the NASDAQ’s specific independence criteria. When assessing the "materiality" of a director's relationship with Seneca Biopharma the Board considers all relevant facts and circumstances, not merely from the director's standpoint, but from that of the persons or organizations with which the director has an affiliation, and, where applicable, the frequency and regularity of the services, and whether the services are being carried out at arm's length in the ordinary course of business. Material relationships can include commercial, consulting, charitable, familial and other relationships. A relationship is not material if, in the Board's judgment, it is not inconsistent with the NASDAQ’S director independence standards and it does not compromise a director's independence from management.

Applying the NASDAQ’s standards, the Board has determined that Mr. Wei and Drs. Mazzo, Gray, and Csimma are each “independent” as that term is defined by the NASDAQ’s standards.

Communications with Directors

We have adopted a formal process for shareholder communications with our independent directors. The policy, is available on our website, www.senecabio.com in the “Governance Documents” section in the “Corporate Governance” section under the “Investors” tab. The Document is named “Board Contact.” Individuals wanting to communicate with our directors are invited to communicate with the non-management members of the Board by sending correspondence to the non-management members of the Board of Directors, c/o Corporate Secretary, Seneca Biopharma, Inc., 20271 Goldenrod Lane, Suite 2024, Germantown, MD 20876.

The Corporate Secretary will review all such correspondence and forward to the non-management members of the Board a summary of all such correspondence received during the prior month and copies of all such correspondence that deals with the functions of the Board or committees thereof or that otherwise is determined to require attention of the non-management directors. Non-management directors may at any time review the log of all correspondence received by us that are addressed to the non-management members of the Board and request copies of any such correspondence. Concerns relating to accounting, internal controls or auditing matters will immediately be brought to the attention of the Chairman of the Audit Committee.

Corporate Governance Guidelines and Code of Ethics

We have adopted Corporate Governance Guidelines that are intended to ensure that our Board has the necessary authority and practices in place to review and evaluate our business operations and to make decisions that are independent of management. The Corporate Governance Guidelines are intended to align the interests of directors and management with those of our shareholders and establish practices for the Board with regard to its oversight of the Company. Under our guidelines, the Board conducts a self-evaluation to assess adherence to the Corporate Governance Guidelines and identify opportunities to improve Board performance. A copy of our codes can be viewed on our website at www.senecabio.com under “Governance Documents” in the “Corporate Governance” section under the “Investors” tab.

In addition to our Corporate Governance Guidelines, we have adopted several guidelines intended to promote the honest and ethical conduct of our officers, directors, employees and consultants. They include, our "Code of Ethics” that applies to our officer, directors and employees and our “Finance Code of Professional Conduct” that applies to our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, and any persons who participate in our financial reporting process. A copy of our codes can be viewed on our website at www.senecabio.com under “Governance Documents” in the “Corporate Governance” section under the “Investors” tab.

The codes incorporate our guidelines designed to deter wrongdoing and to promote honest and ethical conduct and compliance with applicable laws and regulations. The codes also incorporate our expectations of our officers, directors and employees that enable us to provide accurate and timely disclosure in our filings with the SEC and other public communications. In addition, the codes incorporate guidelines pertaining to topics such as complying with applicable laws, rules, and regulations; reporting violations; and maintaining accountability for adherence to the codes.

We intend to disclose future amendments to certain provisions of our codes, or waivers of such provisions on our web site within four business days following the date of such amendment or waiver.

Stock Ownership Guidelines

On November 10, 2016, we adopted stock ownership guidelines for our Chief Executive Officer, Chief Scientific Officer and named executive officers. Under the guidelines, our CEO and CSO are expected to own shares of our common stock that have a value equal to 2x their respective annual salaries. All other named executive officers or Section 16 filing employees are expected to own shares of our common stock that have a value equal to 1x their respective annual salaries. Shares may be owned directly by the individual or owned jointly with or separately by the individual’s spouse, or held in trust for the benefit of the individual, the individual’s spouse or children. Share ownership requirements must be met within five years after first becoming subject to the guidelines.

Committees

We have established three (3) corporate governance committees comprised of the: (i) Audit Committee; (ii) Compensation Committee; and (iii) Governance and Nominating Committee. The committee membership and the function of each of the committees are described below. Each committee is governed by written committee charters. We periodically review such charters and may amend or update the process and procedures contained therein. In the event of such amendment or update, we will promptly post our revised charter on our website. In addition to our established committee, we may from time to time establish special committees as the Board deems necessary. A copy of each respective committee’s charter can be viewed on our website at www.senecabio.com under “Corporate Governance” under the “Investors” tab.

The table below identifies the Board’s standing committees and committee membership as of May 15, 2020:

Director	Independent	Audit Committee	Governance and Nominating Committee	Compensation Committee
David J. Mazzo, PhD	Yes	Member	---	Chair
Cristina Csimma, PharmD, MHP	Yes	---	Chair	Member
Mary Ann Gray, PhD	Yes	Chair	Member	---

Each member of the Audit Committee, the Compensation Committee and the Governing and Nominating Committee is considered independent under Nasdaq listing criteria.

Audit Committee

We have a designated audit committee in accordance with section 3(a)(58)(A) of the Exchange Act. Currently, we have two members of the Audit Committee, Drs. Gray and Mazzo. The Board anticipates appointing a new member to the Audit Committee to fill the open vacancy as NASDAQ rules require three members. The main function of our Audit Committee is to oversee our accounting and financial reporting processes. The Audit Committee assists the Board in fulfilling its oversight and monitoring responsibility of reviewing the financial information provided to shareholders and others, appoints Seneca Biopharma’s independent registered public accounting firm, reviews the services performed by the independent registered public accounting firm and Seneca Biopharma’s finance department, evaluates Seneca Biopharma’s accounting policies and the system of internal controls established by management and the Board, reviews significant financial transactions, and oversees enterprise risk management.

During 2019, our Audit Committee held five (5) meetings and acted by written consent two (2) times. The Board has determined that Dr. Gray is an “audit committee financial expert” within the meaning of SEC rules. An audit committee financial expert is a person who can demonstrate the following attributes: (1) an understanding of generally accepted accounting principles and financial statements; (2) the ability to assess the general application of such principles in connection with the accounting for estimates, accruals and reserves; (3) experience preparing, auditing, analyzing or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the Company’s financial statements, or experience actively supervising one or more persons engaged in such activities; (4) an understanding of internal controls and procedures for financial reporting; and (5) an understanding of audit committee functions.

Governance and Nominating Committee

Our Governance and Nominating Committee’s purpose is to assist our board of directors in identifying individuals qualified to become members of our Board consistent with criteria set by our Board, to oversee the evaluation of the board of directors and management, and to develop and update our corporate governance principles. Drs. Csimma and Gray are the members of the Governance and Nominating Committee. During 2019, our Governance and Nominating Committee held five (5) meetings and acted by written consent two (2) times.

The Governance and Nominating Committee evaluates candidates for the Board. Candidates may come to the attention of the Governance and Nominating Committee through current Board members, professional search firms, stockholders or other persons. The Governance and Nominating Committee will consider nominees recommended by our stockholders.

Compensation Committee

The Compensation Committee reviews and approves the compensation arrangements for Seneca Biopharma’s executive officers, including the Executive Chairman, administers our equity compensation plans, and reviews the Board’s compensation. Drs. Mazzo and Csimma are members of the Compensation Committee. During 2019, our Compensation Committee held seven (7) meetings and acted by written consent two (2) times.

Leadership Structure

The Board does not have a policy regarding the separation of the roles of Chief Executive Officer and Chairman of the Board as the Board believes it is in the best interests of the Company to make that determination based on the position and direction of the Company and the membership of the Board. At present, the positions of Chairman and Chief Executive Officer are held by the same individual.  Based on our Executive Chairman’s knowledge of the Company, its business and its industry, the Board believes this structure is currently in the best interest of the Company and its shareholders.

Risk Oversight

The Company has a risk management program overseen by our Principal Executive Officer. Material risks are identified and prioritized by management, and each prioritized risk is referred to a Board Committee or the full Board for oversight. For example, strategic risks are referred to the full Board while financial risks are referred to the Audit Committees. The Board regularly reviews information regarding the Company's liquidity and operations, as well as the risks associated with each, and annually reviews the Company's risks as a whole. Also, the Compensation Committee periodically reviews the most important risks to the Company to ensure that compensation programs do not encourage excessive risk-taking. On April 2, 2020 the Company appointed Dr. Csimma as lead independent director. The Company’s lead independent director has the following responsibilities:

•	Advising the executive chairman of the Board as to the quality, quantity, and timeliness of the flow of information from management that is necessary for the independent directors to perform their duties effectively and responsibly.

•	Confirming the agenda with the Chief Executive Officer for meetings of the Board.

•	Coordinating and moderating executive sessions of the Board’s independent directors.

•	Acting as the principal liaison between the independent directors and the executive chairman of the Board on sensitive issues.

•	Performing such other duties as the Board may from time to time delegate in order to assist the Board in the fulfillment of its responsibilities.

Consideration of Director Nominees

Stockholder Recommendations and Nominees

The policy of our Governance and Nominating Committee is to consider properly submitted recommendations for candidates to the Board from stockholders. In evaluating such recommendations, the Governance and Nominating Committee seeks to achieve a balance of experience, knowledge, integrity, and capability on the Board and to address the membership criteria set forth under “Director Qualifications” below. Any stockholder recommendations for consideration by the Governance and Nominating Committee should include the candidate’s (i) the name, age, business address and residence address of the person, (ii) the principal occupation or employment of the person, (iii) the class or series and number of shares of capital stock of the corporation which are owned beneficially or of record by the person, (iv) a description of all arrangements or understandings between the stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nominations are to be made by the stockholder, (v) a written indication of the candidate’s willingness to serve on the Board, (vi) any other information required to be provided under securities laws and regulations, and (vii) a written indication to provide such other information as the Governance and Nominating Committee may reasonably request. There are no differences in the manner in which the Governance and Nominating Committee evaluates nominees for director based on whether the nominee is recommended by a stockholder or otherwise. Stockholder recommendations to the Board should be sent to:

Seneca Biopharma, Inc.

Attn: Corporate Secretary

20271 Goldenrod Lane, Suite 2024

Germantown, Maryland 20876

Fax: 301-560-6634

In addition, our bylaws permit stockholders to nominate directors for consideration at an annual meeting. For a description of the process for nominating directors in accordance with our bylaws, see the question “What is the deadline to propose actions for consideration at next year’s annual meeting of stockholders or to nominate individuals to serve as directors?” appearing on page 13 of this Proxy Statement.

Director Qualifications

Our Governance and Nominating Committee will evaluate and recommend candidates for membership on the Board consistent with criteria established by the Board. While the Board has not adopted a formal diversity policy or specific standards with regard to the selection of director nominees, due to the nature of our business, the Board believes it is important to consider diversity of race, ethnicity, gender, age, education, cultural background, and professional experiences in evaluating board candidates.

Although the Board has not formally established any specific, minimum qualifications that must be met by each candidate for the Board or specific qualities or skills that are necessary for one or more of the members of the Board to possess, when considering a potential non-incumbent candidate, the Governance and Nominating Committee will factor into its determination the following qualities of a candidate: educational background, diversity of professional experience, including whether the person is a current or former chief executive officer or chief financial officer of a public company or the head of a division of a large international organization, knowledge of our business, integrity, professional reputation, independence, and ability to represent the best interests of our stockholders.

The Board is composed of a diverse group of individuals who have gained experience over their respective careers in strategic and financial planning, public company financial reporting, compliance, risk management, and leadership development. Most of our directors also have experience serving on boards of directors and board committees of other public and private companies, which provides an understanding of different business processes, challenges, and strategies. Some of our directors also have experience with regard to the protection of intellectual property and litigation strategy as well as with the development of our core technologies.

The Governance and Nominating Committee and the Board believe that the above-mentioned attributes, along with the leadership skills and other experiences of our board members described below, provide us with a diverse range of perspectives and judgment necessary to guide our strategies and monitor their execution.

Identification and Evaluation of Nominees for Directors

Our Governance and Nominating Committee uses a variety of methods for identifying and evaluating nominees for directors. Our Governance and Nominating Committee regularly assesses the appropriate size and composition of the Board, the needs of the Board and the respective committees of the Board, and the qualifications of candidates in light of these needs. Candidates may come to the attention of the Governance and Nominating Committee through stockholders, management, current members of the Board, or search firms. The evaluation of these candidates may be based solely upon information provided to the committee or may also include discussions with persons familiar with the candidate, an interview of the candidate or other actions the committee deems appropriate, including the use of third parties to review candidates.

DELINQUENT SECTION 16(A) REPORTS

Section 16(a) of the Exchange Act requires our officers, directors, and stockholders owning more than ten percent of our common stock, to file reports of ownership and changes in ownership with the SEC and to furnish us with copies of such reports. Based solely on our review of Form 3, 4 and 5’s, the following table provides information regarding any of the reports which were filed late during the fiscal year ended December 31, 2019:

Name of Reporting Person	Type of Report and Number Filed Late	No. of Transactions Reported Late
Kenneth Carter	Form 3	1
Binxian Wei	Form 3	1
Mary Ann Gray	Form 3	1

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

RELATED PARTY TRANSACTIONS

Related Party Transactions Procedures

We review all known relationships and transactions in which Seneca Biopharma and our directors, executive officers, and significant stockholders or their immediate family members are participants to determine whether such persons have a direct or indirect interest. Our management, in consultation with our outside legal consultants, determines based on specific fact and circumstances whether Seneca Biopharma or a related party has a direct or indirect interest in these transactions. In addition, our directors and executive officers are required to notify us of any potential related party transactions and provide us with the information regarding such transactions.

If it is determined that a transaction is a related party transaction, the Audit Committee must review the transaction and either approve or disapprove it. In determining whether to approve or ratify a transaction with a related party, the Audit Committee will take into account all of the relevant facts and circumstances available to it, including, among any other factors it deems appropriate:

•	the benefits to us of the transaction;

•	the nature of the related party’s interest in the transaction;

•	whether the transaction would impair the judgment of a director or executive officer to act in the best interests of Seneca Biopharma and our stockholders;

•	the potential impact of the transaction on a director’s independence; and

•	whether the transaction is on terms no less favorable than terms generally available to an unaffiliated third party under the same or similar circumstances.

Any member of the Audit Committee who is a related party with respect to a transaction under review may not participate in the deliberations or vote on the approval of the transaction.

Related Party Transactions

Summarized below are certain transactions and business relationships between Seneca Biopharma and persons who are or were an executive officer, director or holder of more than five percent of any class of our securities since January 1, 2018.

Information regarding disclosure of an employment relationship or transaction involving an executive officer and any related compensation solely resulting from that employment relationship or transaction is included in the Section of this Proxy Statement entitled “Director Compensation.”

Information regarding disclosure of compensation to a director is included in the Section of this Proxy Statement entitled “Director Compensation.”

Information regarding the identification of each independent director is included in the Section of this Proxy Statement entitled “Directors, Executive Officers and Corporate Governance.”

•	All of our officers and directors enter into our standard indemnification agreement.

•	the Board fiscal year of January 1, 2018 through December 31, 2018, we paid the following compensation to our non-employee board members:

1.      An aggregate of $250,000 in cash;

2.      An aggregate of 3,624 restricted stock awards valued at $164,178;

3.      An aggregate of 6,307 common stock purchase options valued at $125,000; and

4.      An aggregate of 1,359 restricted stock units valued at $50,000.

•	Effective April 1, 2020, the Compensation Committee amended the Company’s non-employee board member compensation policy. For a full discussion of the policy, see the section of this Proxy Statement entitled “Director Compensation” below.

DIRECTOR COMPENSATION

Board Compensation Arrangements

Our non-employee director compensation program is overseen and approved by our Compensation Committee and is designed to enable us to continue to attract and retain highly qualified directors by ensuring that director compensation is in line with peer companies competing for director talent, and is designed to address the time, effort, expertise, and accountability required of active board membership. In general, we believe that annual compensation for non-employee directors should be cash and equity based and designed to compensate members for their service on the Board and its committees, align the interests of directors and stockholders and, by vesting over time, to create an incentive for continued service on the Board. Our Compensation Committee annually reviews and approves compensation programs related to our non-employee members of the Board of Directors.

The following are the terms of our Director Compensation Plans pursuant to which non-employee directors are compensated:

Current Non-Employee Board Member Compensation Policy

Effective April 1, 2020, each non-employee Board member will receive the following compensation commencing April 1 and ending on March 31 (“Board Year”):

•	A grant of 6,000 restricted stock units (“RSUs”) issued from one of the Company’s equity compensation plans. The RSU’s will be granted on April 3, 2020 and then on April 1, of each subsequent year and will vest quarterly over the grant year on June 30, September 30, December 31 and March 31.

•	An annual cash fee of $40,000.

In addition, non-employee Board members serving on committees will received the following additional consideration:

•	The lead independent director will receive an additional annual fee of $25,000;

•	Each member of the Audit Committee will receive an additional annual fee of $10,000;

•	Each member of the Compensation Committee will receive an additional annual fee of $7,500; and

•	Each member of the Governance and Nominating Committee will receive an additional annual fee of $5,000.

In addition to any other consideration received, non-employee Board members serving as a Chairperson will receive the following additional consideration:

•	The Audit Committee Chair will receive an additional annual fee of $10,000 (for chairing the committee in addition to the committee membership fee);

•	The Compensation Committee Chair will receive an additional annual fee of $7,500 (for chairing the committee in addition to the committee membership fee); and

•	The Governance and Nominating Committee Chair will receive an additional annual fee of $5,000 (for chairing the committee in addition to the committee membership fee).

In addition, each non-employee Board member may elect to receive their respective shares of Common Stock upon vesting of the RSUs on a net basis to allow for tax withholdings by the Company. Moreover, all cash compensation paid to non-employee Board members will be paid in arrears and on a quarterly basis over the Board Year.

Legacy Director Compensation Plan (no longer in effect)

Prior to April 1, 2020, each non-employee director received a $100,000 annual board fee. The annual board fee was payable as follows: (i) up to $50,000 in cash and (ii) the balance in equity grants consisting of common stock purchase options, restricted stock units or restricted stock, at the election of each non-employee director. Directors electing to receive a portion of their annual fee in cash received four equal quarterly payments during the year. Applicable equity grants were made as of July 1 of each year and vested quarterly over the grant year. Fees for new directors appointed or elected during the year were pro-rated and made on the fifth (5th) day following such approval and acceptance on the Board.

Each non-employee director continuing service was required to make an election to receive the board fee in either cash, restricted stock, restricted stock units, or common stock options or a combination thereof by June 15th of each year. All grants of restricted stock and restricted stock units were valued using the adjusted closing bid price of the Company’s Common Stock on the applicable grant date. All option grants were valued using the Black-Scholes option pricing model and are subject to customary assumptions used in the preparation of the financial statements.

Board Compensation for 2019 Board Year

The following table summarizes compensation paid/to be paid to non-employee directors during the year ended December 31, 2019.

Name	Fees Earned or Paid in Cash	Stock Awards	Option Awards	Nonequity Incentive Plan Compensation	Change in pension value and Nonqualified Deferred Compensation Earnings	All Other Compensation	Total
(a)	($) (b)	($) (c)	($) (d)	($) (e)	($) (f)	($) (g)	($) (h)
William Oldaker
Independent Director (1)	$37,500	-	$37,500	-	-	-	$75,000
Scott Ogilvie
Independent Director (2) (8)	$50,000	-	$50,000	-	-	-	$100,000
David J. Mazzo, PhD
Independent Director (3)	$27,361	-	$27,466	-	-	-	$54,827
Cristina Csimma, PharmD, MHP
Independent Director (2)	$50,000	-	$50,000	-	-	-	$100,000
Binxian Wei
Independent Director (4)	-	-	$84,114	-	-	-	$84,114
Sandford Smith
Independent Director (5) (8)	$50,000	$50,000	-	-	-	-	$100,000
Mary Ann Gray, PhD
Independent Director (6)	-	$34,830	$11,608	-	-	-	$46,438
Stanley Westreich (7)
Independent Director	$22,639	-	$25,000	-	-		$47,639

 __________________________

(1)	The Director’s compensation includes $37,500 from the vesting of 4,017 stock purchase options. Of these options, 1,491 have an exercise price of $22.20 and 2,526 have an exercise price of $6.00. All options have an original contractual term of 10 years. Effective September 30, 2020, Mr. Oldaker resigned from the Board of Directors. All options were forfeited as of December 31, 2019.

(2)	The Director’s compensation includes $50,000 from the vesting of 6,543 stock purchase options. Of these options, 1,491 have an exercise price of $22.20 and 5,052 have an exercise price of $6.00. All options have an original contractual term of 10 years.

(3)	The Director’s compensation includes $27,466 from the vesting of 5,507 stock purchase options. Of these options, 455 have an exercise price of $7.20 and 5,052 have an exercise price of $6.00. All options have an original contractual term of 10 years.

(4)	The Director’s compensation includes $84,114 from the vesting of 16,031 stock purchase options. Of these options, 5,925 have an exercise price of $8.80 and 10,106 have an exercise price of $6.00. All options have an original contractual term of 10 years.

(5)	The Director’s compensation includes $25,000 from the vesting of 1,127 restricted stock units and $25,000 from the vesting of 4,167 shares of restricted stock.

(6)	The Director’s compensation includes $11,608 from the vesting of 2,385 stock purchase options $13,936 from the vesting of 2,362 restricted stock units and $20,894 from the vesting of 3,541 shares of restricted stock. The options have exercise price of $4.87 and an original contractual term of 10 years.

(7)

The Director’s compensation includes $25,000 from the vesting of 1,491 stock purchase options. The options have exercise price of $22.20 and an original contractual term of 10 years. Effective June 30, 2020, Mr. Westreich resigned from the Board of Directors. All options were forfeited as of December 31, 2019.

(8)	The Directors resigned from the Board on March 26, 2020.

EXECUTIVE COMPENSATION

Compensation Philosophy and Objectives

Our non-executive director and executive compensation programs impact all of our employees by establishing a general framework for compensation and creating a work environment focused on expectations, goals, and rewards. Because the performance of every employee is important to the overall success of the Company, our Board is mindful of the impact that our compensation programs have on all of our employees. In considering our compensation policies and practices, our Board balances the needs to conserve cash and minimize stockholder dilution against the requirements to attract, retain, and motivate our non-executive directors, executives and other employees while fostering an innovative and entrepreneurial corporate culture. Our Board strives to act in the long-term best interests of the Company and its stockholders, as well as ensure that the components of compensation do not, individually or in the aggregate, encourage excessive risk-taking.

Compensation-Setting Process

Role of the Board, Compensation Committee and Management

The Compensation Committee is responsible for overseeing, determining, recommending and approving the compensation of our non-executive directors, CEO and other executives, including the other Named Executive Officers. From time to time during the year, the Compensation Committee will review the compensation of our non-executive directors, CEO and other executives, determine whether to make any adjustments to their respective compensation. With regard to our executive officers, the Compensation Committee reviews base salaries, determine whether an annual incentive award was earned for the last completed fiscal year based on its assessment of the Company and individual performance for that period and, if so, the amount of any such bonuses, and determine whether to make equity awards based on Company and individual performance.

As described below, the Compensation Committee gives considerable weight to our CEO’s performance evaluation of the other executives because of his direct knowledge of each executive’s performance and contributions. The Compensation Committee conducts an annual review of our executives’ compensation and considers adjustments in executive compensation levels to ensure alignment with our compensation strategy and competitive market practices. During this process, the Compensation Committee is also mindful of the results of the shareholder’s Advisory Vote on Executive Compensation during the most recent vote and although not binding, is considered in the compensation setting process.

Role of Senior Management

The Compensation Committee typically seeks the input of our CEO when discussing the performance of and compensation for our other executives, including the other Named Executive Officers. In this regard, at the request of the Compensation Committee our CEO reviews the performance of the other executives, including the other Named Executive Officers, annually and presents to the Compensation Committee his conclusions and recommendations as to their compensation, including base salary adjustments, annual incentive awards, and long-term equity incentive awards. The Compensation Committee then uses these recommendations as one factor in its deliberations to determine the compensation of our executives.

Role of Compensation Consultant

The Compensation Committee is authorized to retain the services of one or more executive compensation advisors, as it sees fit, in connection with the oversight of our non-executive director and executive compensation program and related policies and practices. For compensation related to the year ended December 31, 2019, the Compensation Committee consulted with Nancy Arnosti and Associates (“Arnosti”), a compensation consulting firm with regard to our executive compensation program. Arnosti was engaged to provide the Compensation Committee with information, recommendations, and other advice relating to these compensation programs on an ongoing basis. Arnosti was directly engaged and serves at the discretion of the Compensation Committee and provides no other services to the Company.

Competitive Positioning

In making compensation decisions, the Compensation Committee reviews independent survey data, as well as publicly available data from companies with which we compete for executive talent. The companies chosen for comparison may differ from one executive to the next depending on the scope and nature of the business for which the particular executive is responsible.

Although the compensation data from comparable companies is useful comparative information, the Compensation Committee does not require that the compensation components of the non-executive directors or individual executives bear any particular relationship to the compensation of non-executive director or executives of similar positions of those comparable companies. In development-focused companies within the biopharmaceutical industry, many traditional measures of corporate performance, such as earnings-per-share or sales growth, may not readily apply in reviewing the performance of executives. Because of the Company’s current stage of development, the Compensation Committee evaluates other indications of performance, including progress towards the Company’s research and development programs and corporate development activities, as well as the Company’s success in securing capital sufficient to enable the Company to continue research and development activities, in its decision-making process.

Say-on-Pay

At our 2017 Annual Meeting of Stockholders held on June 22, 2017, we submitted two proposals to our stockholders regarding our executive compensation practices.

The first was an advisory vote on the 2016 compensation awarded to our named executive officers (commonly known as a “say-on-pay” vote). At our 2017 annual meeting, excluding broker non-votes, approximately 88,471 shares cast votes with regard to the say-on-pay proposal. Of those, 77,834 or approximately 88%, of the shares approved the compensation of named executive officers. We believe that the outcome of our say-on-pay vote signals our stockholders’ support of our compensation approach, specifically our efforts to retain and motivate our named executive officers. In light of this stockholder support, the Compensation Committee determined not to change its approach to compensation. However, even though stockholders demonstrated overwhelming support for our compensation approach in 2017, the Compensation Committee annually reevaluates our compensation practices to determine how they might be improved. The Compensation Committee will continue to consider the outcome of say-on-pay votes when making future compensation decisions for our named executive officers.

The second proposal was a vote on the frequency of future stockholder advisory votes regarding compensation awarded to named executive officers (commonly known as a “say-when-on-pay” vote). The frequency of every year received the highest number of votes cast. Notwithstanding these results, our Board of Directors determined that we would hold our next say-on-pay votes at this current 2020 Annual Meeting.

Summary Compensation Table

The following table sets forth information regarding the compensation paid to, or earned by, our named executive officers for the years ended December 31, 2019 and 2018:

Name and Principal Position	Year	Salary	Bonus	Stock Awards	Option Awards		Nonequity Incentive Plan Compensation	Non- qualified Deferred Compensation Earnings	All Other Compensation		Total
(a)	(b)	($) (c)	($) (d)	($) (e)	($) (f) (2)		($) (g)	($) (h)	($) (i) (1)		($) (j)
Kenneth Carter, PhD,	2019	$395,000	20,000	-	425,409	(3)	-	-	-		$840,409
Executive Chairman	2018	$-	-	-	-		-	-	-		$-
Richard J. Daly,	2019	$-	-	-	-		-	-	-		$-
Former Chief Executive, President	2018	$239,167	146,370	-	-		-	-	-		$385,537
James Scully,	2019	$-	-	-	-		-	-	-		$-
Former Chief Executive, President	2018	$208,725	-	-	191,310	(4)	-	-	-		$400,035
Matthew Kalnik, PhD	2019	$-	-	-	-		-	-	358,758	(5)	$358,758
Chief Operating Officer and President	2018	$-	-	-	-		-	-	-		$-
Dane Saglio	2019	$-	-	-	-		-	-	84,750	(6)	$84,750
Chief Financial Officer	2018	$-	-	-	-		-	-	-		$-

(1)	Includes automobile allowance, relocation allowance, perquisites and other personal benefits.
(2)	For additional information regarding the valuation of Option Awards, refer to Note 4 of our financial statements contained in this report.
(3)	Includes an Inducement Award of 40,000 options issued initially and an anti-dilution true-up issuance of an additional 116 253 options per Dr. Carter's employment agreement. The options have a strike price of $8.50 and vest over time and based on milestones.
(4)	Represents 12,500 options issued pursuant to Mr. Scully’s consulting agreement to serve as interim CEO on August 4, 2018 valued at $191,310. The options have a strike price of $23.00. The options vested fully on grant date.
(5)	Represents cash compensation for professional consulting services prior to Dr. Kalnik being appointed as Chief Operating Officer and President effective April 1, 2020.
(6)	Represents cash compensation for professional consulting services prior to Mr. Saglio being appointed as Chief Financial Officer effective April 1, 2020.

Amendment to Employment Agreement with Kenneth Carter

On March 26, 2020, the Company and Dr. Kenneth Carter, our Executive Chairman, entered into an amendment (the “Amendment”) to Dr. Carter’s employment agreement with an effective date of April 1, 2020. The material terms of the Amendment that control and supersede the prior employment agreement are described herein.

Dr. Carter is to be employed as Executive Chairman of the Company and will spend substantially all of his duties, attention, skill, and efforts working for Seneca Biopharma. He will not receive any signing / retention bonus. Dr. Carter will be reimbursed up to $5,000 in legal, accounting and other expenses related to the negotiation and drafting of the amendment.

Pursuant to the terms of the Amendment, Dr. Carter will continue to serve as the Executive Chairman of the Company and will receive an annual base salary of $525,000. Additionally, on the effective date, Dr. Carter will receive a conditional option to purchase 471,400 shares of common stock (“Option Grant”) of the Company, subject to the receipt of shareholder approval as well as the forfeiture of all of his previously issued vested and unvested grants. The Option Grant will have a term of ten (10) years from issuance, and an exercise price equal to the closing trading price of the Company’s common stock on the effective date. The Option Grant vests (i) one quarter (1/4) on the effective date and (ii) three quarters (3/4) on a monthly basis over the thirty-six (36) month period following the effective date, provided Dr. Carter remains a service provider to the Company over such period. For a period of nine (9) months from the effective date (or until the closing of a transaction related to issuing securities that was approved during such nine (9) month period) (the “Measurement Period”), the Option Grant will be subject to adjustment to maintain the percentage ownership the Option Grant reflects on the date of grant in the event that (i) the Company issues any common stock (including, without limitation, by virtue of exercise, conversion or exchange of any common stock equivalents that are issued and outstanding prior to the end of the Measurement Period) during the Measurement Period, or (ii) there is any exercise, conversion, or exchange of common stock equivalents that are issued and outstanding prior to the end of the Measurement Period.

Upon termination by reason of death or disability (as such terms are defined in the Amendment), Dr. Carter will be entitled to receive any unpaid salary, awarded but unpaid bonuses, unpaid expenses, unpaid benefits, accrued but unpaid indemnification rights, and accrued but unused vacation (collectively, the “Accrued Obligations”).

Upon termination by the Company for “Cause” or by Dr. Carter without “Good Reason,” as such terms are described in the Amendment, Dr. Carter will only be entitled to receive the Accrued Obligations.

Upon termination by the Company without “Cause” or by Dr. Carter with “Good Reason,” Dr. Carter will be entitled to (i) the Accrued Obligations, (ii) the continued payment of his base salary for (a) twelve (12) months if termination occurs after the nine (9) month anniversary of the effective date or (b) seven (7) months if termination occurs prior to the nine (9) month anniversary of the effective date (each as applicable, the “Severance Term”) (iii) payment of his bonus pro-rata for the time employed during the year of termination, (iv) COBRA payments for the applicable Severance Term, and (v) the continued vesting of all outstanding equity grants for the earlier of (y) the term of the equity awards or (z) the applicable Severance Term. Dr. Carter will be considered a service provider under the applicable plan in which such grants were issued until the last day of the Severance Term.

Upon a termination by the Company without “Cause” or by Dr. Carter with “Good Reason” three (3) months prior to or twelve (12) months subsequent to a Change of Control (as such term is defined in the Amendment), Dr. Carter will be entitled to (i) the Accrued Obligations, (ii) the continued payment of his base salary for (a) eighteen (18) months if termination occurs after the nine (9) month anniversary of the effective date, or (b) nine (9) months if termination occurs prior to the nine (9) month anniversary of the effective date (each as applicable, “Change of Control Severance Term”), (iii) payment of 100% of target cash bonus for year of termination, (iv) COBRA payments for the applicable Change of Control Severance Term, and (v) the full vesting of all outstanding equity grants on the date of termination. Dr. Carter will be considered a service provider under the applicable plan in which such grants were issued until the last day of the applicable Change of Control Severance Term.

Employment Agreement with Kenneth Carter

On December 18, 2018, Dr. Kenneth Carter was appointed the executive chairman of the Company to be effective January 1, 2019. In connection with Dr. Carter’s employment, we entered into an at-will employment agreement. Pursuant to the terms of his employment agreement, he received a signing bonus of $20,000 and receives a base salary of $395,000 per year and is eligible to receive an annual cash bonus based on achievement of certain performance milestones with a target of 50% of his base salary.

Dr. Carter was also issued an inducement option to purchase 40,000 shares of common stock on December 12, 2018. The inducement option has an exercise price of $8.50 per share, a term of ten (10) years, and vests as follows: (i) 10,000 options on the effective date, (ii) 5,000 options on the six (6) month anniversary of the effective date, (iii) 5,000 options vest on the two (2) year anniversary of the effective date, and (iv) the remaining 20,000 vest upon the achievement of performance-based milestones. As of December 31, 2019, 27,000 shares have vested, 4,000 have been forfeited for failure to meet the milestone vesting requirements, and 9,000 are currently unvested, subject to meeting vesting conditions.

For a twelve (12) month period following the effective date, Dr. Carter’s employment agreement further calls for the adjustment in the number of shares underlying the inducement option in the event of a capital raising transaction such that Dr. Carter’s ownership percentage would remain the same prior and subsequent to such transaction. Pursuant to the Company’s registered direct offering on July 30, 2019, the Company issued Dr. Carter an additional 116,213 options as an adjustment. Of this issuance, 78,444 shares have vested, 11,621 have been forfeited for failure to meet the vesting requirements, and 26,148 remain unvested as of December 31, 2019.

Dr. Carter’s employment agreement also provides for severance in the event the Company terminates his employment without “cause” or he resigns with “good reason,” or as a result of his death or disability as each term is defined in the employment agreement or upon termination due to death or disability, Dr. carter will be entitled to (i) payment of his accrued base salary, unreimbursed expenses, unpaid but earned bonuses, and accrued and unused vacation time; (ii) the accelerated vesting of 100% of Dr. Carter’s then outstanding unvested equity awards, (iii) the continued payment of his base salary for (a) eighteen (18) months following the termination if such termination occurs within six (6) months of the effective date or if termination occurs within the eighteen (18) month period following a “sale event” or “change of control” and (b) twelve (12) months following the termination date if termination occurs after the initial six (6) month period following the effective date and (iv) payment of a pro rata portion of his target annual bonus for the year in which termination occurs. Dr. Carter will not be entitled to any continued payment of salary after the twenty-four (24) month anniversary of the effective date

In the event of a termination for any reason other than “Cause,” we will be required to make such payments, approximately as follows:

Officer	Severance	Accelerated Vesting of Awards	Total
Kenneth Carter (1)	$592,500 (2)	$0	$592,500

(1)	Assumes termination at December 31, 2019. The effective date of Dr. Carter’s agreement is January 1, 2019.
(2)	Includes 12 months continued payment of base salary of $395,000 plus target bonus of 50% of base salary equal to $197,500.

Employment Agreement with Dane Saglio

Effective April 1, 2020, Dane Saglio was appointed chief financial officer of the Company. In connection with Mr. Saglio’s employment, we entered into an at-will employment agreement with Mr. Saglio. Pursuant to the terms of the employment agreement, Mr. Saglio will receive a base salary of $375,000 per year and will be eligible to receive an annual target cash bonus of 40% of his base salary, based upon the achievement of certain performance goals and at the discretion of the Company’s Compensation Committee. Mr. Saglio will also be eligible to receive an annual market-based equity grant to be issued from one of our equity compensation plans at the discretion of the Board. In addition, as an inducement to Mr. Saglio’s employment, we granted him a non-qualified inducement option to purchase up to 70,710 shares of Common Stock. The option has an exercise price of $0.6199 per share, a term of ten (10) years, and vests as follows: (i) one quarter (1/4) of the options vest on the effective date, and (ii) the remaining three-quarters (3/4) of the options will vest on a monthly basis over the thirty-six (36) month period following the effective date. The option was issued from the Company’s Inducement Plan.

For a period of nine (9) months from the effective date (or until the closing of a transaction related to the issuance of securities that was approved during such nine (9) month period) (the “Saglio Measurement Period”), the inducement option will be subject to adjustment to maintain the percentage ownership represented by the inducement option on the date of grant, in the event that (i) the Company issues any Common Stock (including, without limitation, by virtue of exercise, conversion or exchange of any Common Stock equivalents that are issued and outstanding prior to the end of the Saglio Measurement Period) during the Saglio Measurement Period, or (ii) there is any exercise, conversion, or exchange of Common Stock equivalents that are issued and outstanding prior to the end of the Saglio Measurement Period.

Upon termination by reason of death or disability (as such terms are defined in the Employment Agreement), Mr. Saglio will be entitled to receive any unpaid salary, awarded but unpaid bonuses, unpaid expenses, unpaid benefits, accrued but unpaid indemnification rights, and accrued but unused vacation (collectively, the “Accrued Obligations”).

Upon termination by the Company for “Cause” or by Mr. Saglio without “Good Reason,” as such terms are described in the employment agreement, Mr. Saglio will only be entitled to receive the Accrued Obligations.

Upon termination by the Company without “Cause” or by Mr. Saglio with “Good Reason,” (as those terms are defined in the employment agreement) Mr. Saglio will be entitled to receive (i) the Accrued Obligations, (ii) the continued payment of his base salary for (a) nine (9) months if termination occurs after the nine (9) month anniversary of the effective date or (b) five (5) months if termination occurs prior to the nine (9) month anniversary of the effective date (each as applicable, the “Saglio Severance Term”) (iii) payment of his bonus pro-rata for the time employed during the year of termination, (iv) COBRA payments for the applicable Saglio Severance Term, and (v) the continued vesting of all outstanding equity grants for the earlier of (y) the term of the equity awards or (z) the applicable Saglio Severance Term. Mr. Saglio will be considered a service provider under the Inducement Plan or any other applicable equity compensation plan of the Company until the last day of the Saglio Severance Term.

Upon termination by the Company without “Cause” or by Mr. Saglio with “Good Reason” during the period commencing three (3) months prior to and terminating twelve (12) months subsequent to a Change of Control (as such term is defined in the employment agreement), Mr. Saglio will be entitled to (i) the Accrued Obligations, (ii) the continued payment of his base salary for (a) twelve (12) months if termination occurs after the nine (9) month anniversary of the effective date, or (b) six (6) months if termination occurs prior to the nine (9) month anniversary of the effective date (each as applicable, “Saglio Change of Control Severance Term”), (iii) payment of 100% of target cash bonus for the entire year of termination, (iv) COBRA payments for the applicable Saglio Change of Control Severance Term, and (v) the full vesting of all outstanding equity grants on the date of termination. Mr. Saglio will be considered a service provider under the Inducement Plan or any other applicable equity compensation plan of the Company until the last day of the applicable Saglio Change of Control Severance Term.

In addition, Mr. Saglio has also entered into (i) the Company’s standard confidential information and invention assignment agreement governing the ownership of any inventions and confidential information and (ii) the Company’s standard indemnification agreement which is entered into by the Company’s officers and directors.

Employment with Matthew Kalnik

Effective April 1, 2020, Matthew Kalnik was appointed President and Chief Operating Officer of the Company. In connection with Dr. Kalnik’s employment, we entered into an at-will employment agreement with Dr. Kalnik. Pursuant to the terms of the employment agreement, Dr. Kalnik will receive a base salary of $415,000 per year and will be eligible to receive an annual target cash bonus of 45% of his base salary, based upon the achievement of certain performance goals and at the discretion of the Compensation Committee. Dr. Kalnik will also be eligible to receive an annual market-based equity grant to be issued from one of our equity compensation plans at the discretion of the Board. In addition, as an inducement to Dr. Kalnik’s employment, we granted him a non-qualified inducement option to purchase up to 282,840 shares of Common Stock on the effective date. The option has an exercise price of $0.6199 per share, a term of ten (10) years, and vests as follows: (i) one quarter (1/4) of the options vest on the effective date, and (ii) the remaining three-quarters (3/4) of the options will vest on a monthly basis over the thirty-six (36) month period following the effective date. The option was issued from the Inducement Plan.

For a period of nine (9) months from the effective date (or until the closing of a transaction related to issuing securities that was approved during such nine (9) month period) (the “Kalnik Measurement Period”), the inducement option will be subject to adjustment to maintain the percentage ownership represented by the inducement option on the date of grant in the event that (i) the Company issues any Common Stock (including, without limitation, by virtue of exercise, conversion or exchange of any Common Stock equivalents that are issued and outstanding prior to the end of the Kalnik Measurement Period) during the Kalnik Measurement Period, or (ii) there is any exercise, conversion, or exchange of Common Stock equivalents that are issued and outstanding prior to the end of the Kalnik Measurement Period.

Additionally, pursuant to the employment agreement, the Company agreed to reimburse Dr. Kalnik up to $5,000 for legal and accounting expenses incurred in connection with the drafting and negotiation of his employment related agreements.

Upon termination by reason of death or disability (as such terms are defined in the employment agreement), Dr. Kalnik will be entitled to receive the Accrued Obligations.

Upon termination by the Company for “Cause” or by Dr. Kalnik without “Good Reason,” as such terms are described in the employment agreement, Dr. Kalnik will only be entitled to receive the Accrued Obligations.

Upon termination by the Company without “Cause” or by Dr. Kalnik with “Good Reason,” (as those terms are defined in the employment agreement) Dr. Kalnik will be entitled to receive (i) the Accrued Obligations, (ii) the continued payment of his base salary for (a) eleven (11) months if termination occurs after the nine (9) month anniversary of the effective date or (b) six (6) months if termination occurs prior to the nine (9) month anniversary of the effective date (each as applicable, the “Kalnik Severance Term”) (iii) payment of his bonus pro-rata for the time employed during the year of termination, (iv) COBRA payments for the applicable Kalnik Severance Term, and (v) the continued vesting of all outstanding equity grants for the earlier of (y) the term of the equity awards or (z) the applicable Kalnik Severance Term. Dr. Kalnik will be considered a service provider under the Inducement Plan or any other applicable equity compensation plan of the Company until the last day of the Kalnik Severance Term.

Upon termination by the Company without “Cause” or by Dr. Kalnik with “Good Reason” during the period commencing three (3) months prior to and terminating twelve (12) months subsequent to a Change of Control (as such term is defined in the employment agreement), Dr. Kalnik will be entitled to (i) the Accrued Obligations, (ii) the continued payment of his base salary for (a) fifteen (15) months if termination occurs after the nine (9) month anniversary of the effective date, or (b) eight (8) months if termination occurs prior to the nine (9) month anniversary of the effective date (each as applicable, “Kalnik Change of Control Severance Term”), (iii) payment of 100% of target cash bonus for the entire year of termination, (iv) COBRA payments for the applicable Kalnik Change of Control Severance Term, and (v) the full vesting of all outstanding equity grants on the date of termination. Dr. Kalnik will be considered a service provider under the Inducement Plan or any other applicable equity compensation plan of the Company until the last day of the applicable Kalnik Change of Control Severance Term.

Employment Agreement with James Scully

Effective August 1, 2018, James Scully was appointed as the interim Chief Executive Officer and Principal Accounting Officer of the Company. On December 31, 2018, Mr. Scully was replaced by Kenneth Carter, PhD., our current executive Chairman.

During Mr. Scully’s tenure, he was entitled to $25,000 per calendar month and obligated to work three (3) full days per week. In the event that he worked additional days, he received $2,000 per full day of service. Mr. Scully’s employment agreement was for a period of six (6) months beginning August 1, 2018 and ending on January 31, 2019, unless terminated earlier upon sixty (60) days’ notice. Mr. Scully was also issued an option to purchase 12,500 shares of Common Stock with a grant date of August 4, 2018, a term of five (5) years, and an exercise price of $23.00 per share which vested fully on the grant date.

Employment Agreement with Richard Daly

On February 15, 2016, Richard Daly was appointed Chief Executive Officer, President, and as a member of the Company’s board of directors. Mr. Daly resigned effective July 31, 2018 as CEO, president and as a member of the Board. Pursuant to the terms of the employment agreement, Mr. Daly received a base salary of $440,000 per year (reduced to $410,000 per year pursuant to voluntary salary reduction on June 1, 2016) and was eligible to receive an annual cash bonus based on achievement of certain performance goals with a target of 50% of his base salary.

Mr. Daly’s employment agreement provided for severance in the event Company terminates Mr. Daly’s employment without Cause or Mr. Daly resigned with Good Reason, as each term is defined in the employment agreement, Pursuant to Mr. Daly’s resignation, no severance was paid pursuant to the terms of his employment agreement..

Equity Compensation Plans

We currently have the following equity compensation plans outstanding as of the date hereof: (i) 2007 Equity Compensation Plan, (ii) 2010 Equity Compensation Plan, (iii) Inducement Award Stock Option Plan, (iv) 2019 Equity Incentive Plan, and (v) 2020 Equity Incentive Plan.

For information related to our equity compensation plans for which our officers and directors are issued securities from, please see ”Equity Compensation Plan Information” contained in the Section entitled “Equity Compensation Plan Information” contained below in this Proxy Statement.

Outstanding Equity Awards Value at Fiscal Year-End

The following table includes information with respect to the value of all outstanding equity awards previously awarded to our named executive officers as of December 31, 2019. All references to common stock, share, and per share amounts have been retroactively restated to reflect the 1:20 reverse stock split that became effective on July 17, 2019.

	Number of securities underlying unexercised options - exercisable	Number of securities underlying unexercised options - unexercisable	Equity incentive plan awards: Number of securities underlying unexercised unearned options	Option exercise price	Option expiration date	Number of shares or units of stock that have not vested	Market value of shares of units of stock that have not vested	Equity incentive plan award: Number of unearned shares, units or other rights that have not vested	Equity incentive plan awards: Market or payout value of unearned shares, units or other rights that have not vested
Name	(#)	(#)	(#)	($)		(#)	($)	(#)	(#)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)
Kenneth Carter, PhD (1)(2)	105,444	35,148	-	$ 8.50	12/12/2028	-	-	-	-
James Scully (3)	12,500	-	-	$ 23.00	8/4/2023	-	-	-	-

(1)	On December 12, 2018, in connection with his employment agreement, we granted Dr. Kenneth Carter, our executive chairman, an inducement option to purchase 40,000 shares under our inducement stock option plan. The Options vest as follows: (i) 10,000 on the effective date (January 1, 2019), (ii) 5,000 on the six (6) month anniversary of the effective date, (iii) 5,000 on the two (2) year anniversary of the effective date, and (iv) 20,000 on the achievement of performance-based milestones to be completed within a time domain of six (6) to twelve (12) months following the effective date.
(2)	On July 30, 2019, in accordance with the terms of his employment agreement and original grant, we granted Kenneth Carter an additional inducement option to purchase 116,213 shares under our inducement stock plan. The options vest in the same proportions as the initial award on both a time and performance basis.
(3)	On August 4, 2018, we granted our interim CEO an option to purchase 12,500 common shares. The options were granted under our 2010 Stock Plan. The award vested on the grant date.

EQUITY COMPENSATION PLAN INFORMATION

The following table sets forth information with respect to our equity compensation plans as of December 31, 2019.

Plan Category	Number of Securities to be Issued upon Exercise of Outstanding Options and Rights	Weighted- Average Exercise Price for Outstanding Options and Rights	Number of Securities Remaining Available for Future Issuance under Equity compensation Plans (Excluding Securities Reflected in Column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders
2007 Stock Plan	1,903	$ 187.40	*
2010 Equity Compensation Plan	67,864	$ 218.93	10,497
2019 Equity Incentive Plan (1)	74,749	$ 5.19	109,964
Equity compensation plans not approved by security holders
Inducement Plan	140,592	$ 8.50	74,408
Total	285,108	$ 58.91	194,869

* Our 2007 Stock Plan terminated. Accordingly, although certain outstanding awards under the plan can still be exercised, no additional grants may be made pursuant to such plan.

(1)	On January 1 of each calendar year, the number of shares of common stock authorized under the 2019 Equity Incentive Plan increases by 4% of the total shares of common stock issued and outstanding on such date.

2019 Equity Incentive Plan

Our 2019 Equity Incentive Plan (“2019 Plan”) was approved by our stockholders on June 12, 2019 and is administered by our board or our compensation committee. The 2019 Plan provides for the grant of incentive stock options, nonstatutory stock options, restricted stock, performance units, performance shares, restricted tock units, and other stock-based awards to our employees, directors, and consultants. The purpose of the 2019 Plan is to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to our employees, directors and consultants, and to promote the success of our business. Under the terms of the 2019 Plan, we initially reserved 200,000 shares of common stock, subject to an automatic increase on the first day of each calendar year by 4% of the total shares of common stock issued and outstanding on such date. The 2019 Plan further authorized the administrator to amend the exercise price and terms of certain awards thereunder.

Equity Compensation Plans Not Approved by Security Holders

Inducement Award Stock Option Plan

Our Inducement Award Stock Option Plan (“Inducement Plan”) is administered by our board or our compensation committee. The Inducement Plan is intended to be used in connection with the recruiting and inducement of senior management and employees. The issuance of awards under the Inducement Plan is at the discretion of the administrator which has the authority to determine the persons to whom any awards shall be granted and the terms, conditions and restrictions applicable to any award. Pursuant to the Inducement Plan, as amended and currently in effect, the Company may grant stock options for up to a total of 215,000 shares of common stock to new employees of the Company. As of December 31, 2019, 140,592 grants have been made pursuant to the Inducement Plan. On March 23, 2020 the Board approved an amendment to the Inducement Plan increasing the numbers of shares authorized under the Inducement Plan to 715,000. The Inducement Plan is intended to qualify as an inducement plan under NASDAQ Listing Rule 5635(c)(4) and accordingly, the Company did not seek stockholders’ approval.

2020 Equity Incentive Plan

Our 2020 Equity Incentive Plan (“2020 Plan”) was adopted by our Board on June 10, 2020. We are seeking stockholder approval for the 2020 Plan at this Annual Meeting (Proposal—7) the 2020 Plan is administered by our Board or our Compensation Committee. The 2020 Plan provides for the grant of incentive stock options, nonstatutory stock options, restricted stock, performance units, performance shares, restricted tock units, and other stock-based awards to our employees, directors, and consultants. The purpose of the 2020 Plan is to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to our employees, directors and consultants, and to promote the success of our business. Under the terms of the 2020 Plan, we initially reserved 600,000 shares of common stock. The 2020 Plan provides that the shares under the plan, as well as the shares underlying grants, is subject to automatic increase upon the occurrence of certain dilutive events. The 2020 Plan further authorized the administrator to amend the exercise price and terms of certain awards thereunder.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Dixon Hughes Goodman LLP for our 2019 and 2018 fiscal years, respectively:

Type of Fees	2019	2018
Audit Fees	$119,350	$121,823
Audit Related Fees	30,000	-
Tax Fees	12,000	8,622
All other Fees (1)	-	-
Total Fees	$161,350	$130,445

(1)	Fees associated with registration statements and issuance of comfort letters

Pre-Approval of Independent Auditor Services and Fees

Our audit committee reviewed and pre-approved all audit and non-audit fees for services provided by Dixon Hughes Goodman LLP and has determined that the provision of such services to us during fiscal 2019 and in connection with the audit of our 2019 consolidated financial statements is compatible with and did not impair independence. It is the practice of the audit committee to consider and approve in advance all auditing and non-auditing services provided to us by our independent auditors in accordance with the applicable requirements of the SEC. Dixon Hughes Goodman LLP did not provide us with any services, other than those listed above.

AUDIT COMMITTEE REPORT

This section of the proxy statement will not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent that we specifically incorporate this information by reference, and will not otherwise be deemed filed under these Acts.

The Audit Committee (Committee) of the Board of Directors of Seneca Biopharma is comprised entirely of independent directors who meet the independence requirements of the Listing Rules of the NASDAQ Stock Market and the Securities and Exchange Commission. The Committee operates pursuant to a charter that is available on our website at www.senecabio.com. To view the charter, select “Corporate Governance” under “Investor” section and then “Audit” located in the Committee Charters section of such page.

The Committee oversees Seneca Biopharma’s financial reporting process and internal control structure on behalf of the Board of Directors. Management is responsible for the preparation, presentation, and integrity of the financial statements and the effectiveness of Seneca Biopharma’s internal control over financial reporting. Seneca Biopharma’s independent auditors are responsible for expressing an opinion as to the conformity of Seneca Biopharma’s consolidated financial statements with generally accepted accounting principles and as to the effectiveness of Seneca Biopharma’s internal control over financial reporting.

In performing its responsibilities, the Committee has reviewed and discussed with management and the independent auditors the audited consolidated financial statements in Seneca Biopharma’s Annual Report on Form 10-K for the year ended December 31, 2019. The Committee has also discussed with the independent auditors matters required to be discussed by the Statement on Auditing Standard No. 1301, “Communication with Audit Committees” as adopted by the Public Company Accounting Oversight Board (PCAOB).

The Committee received written disclosures and the letter from the independent auditors pursuant to the applicable requirements of the PCAOB regarding the independent auditors’ communications with the Committee concerning independence, and the Committee discussed with the auditors their independence.

Based on the reviews and discussions referred to above, the Committee unanimously recommended to the Board of Directors that the audited consolidated financial statements be included in Seneca Biopharma’s Annual Report on Form 10-K for the year ended December 31, 2019.

Mary Ann Gray, PhD -- Audit Committee Chair

David J. Mazzo, PhD – Audit Committee Member

PROPOSAL ONE

ELECTION OF DIRECTORS

The Company’s Board currently consists of five (5) members, four (4) of which are “independent,” as that term is defined by Listing Rules of the NASDAQ Stock Market. The Company’s Bylaws provide for the classification of the Board into three classes, as nearly equal in number as possible, with staggered terms of office. The Company’s Bylaws also provide that upon expiration of the term of office for a class of directors, nominees for such class will be elected for a term of three years or until their successors are duly elected and qualified.

At this year’s annual meeting, the terms of Dr. Carter and Dr. Csimma will expire. Two (2) directors will be elected at the annual meeting to serve for a three-year term which will expire at our annual meeting in 2023. The Board has nominated Drs. Carter and Csimma as Class III directors to stand for reelection. Both Drs. Carter and Csimma are currently directors of the Company. The candidate receiving the highest number of affirmative votes of the shares represented and entitled to vote at the Annual Meeting will be elected as Class III directors.

The sections titled “Directors, Executive Officers and Corporate Governance” on pages 17 – 23 of this Proxy Statement contain more information about the leadership skills and other experiences that caused the Governance and Nominating Committee and the Board to determine that the nominee should serve as a director of Seneca.

NOMINEE FOR ELECTION TO THE BOARD OF DIRECTORS

For a Three Year Term Expiring at the

2023 Annual Meeting

Nominees for Term Expiring in 2023 (Class III)

The Governance and Nominating Committee recommended, and the Board of Directors nominated the following individuals to serve as Class III directors:

•	Dr. Kenneth Carter; and
•	Dr. Cristina Csimma.

Except as set forth below, unless otherwise instructed, the person appointed in the accompanying form of proxy will vote the proxies received by him for the nominees, whom are presently directors of Seneca Biopharma. In the event that the any of the nominees become unavailable or unwilling to serve as a member of our Board of Directors, the proxy holder will vote in his discretion for substitute nominee(s). The term of office of the persons elected as a director will continue until the 2023 annual meeting or until a successor has been elected and qualified, or until the director’s earlier death, resignation, or removal. The nominees for election have agreed to serve if elected, and management has no reason to believe that the nominees will be unable to serve.

Required Vote

The nominee receiving the highest number of affirmative “FOR” votes shall be elected as a director. Unless marked to the contrary, proxies received will be voted “FOR” the nominees.

Recommendation

Our Board of Directors Unanimously Recommends that Stockholders Vote FOR the Election of the Nominees to the Board of Directors

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PROPOSAL TWO

RATIFICATION OF AUDIT COMMITTEE'S SELECTION OF DIXON HUGHES GOODMAN LLP AS

OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2020

The Audit Committee has selected Dixon Hughes Goodman LLP as the independent registered public accounting firm for the fiscal year ending December 31, 2020. Previously, Dixon Hughes Goodman LLP served as the Company’s independent registered public accounting firm in 2019and 2018. Representatives of Dixon Hughes Goodman LLP are expected to attend the Annual Meeting, either in person or telephonically, and to respond to appropriate questions, and they will have the opportunity to make a statement if they wish.

We are asking our stockholders to ratify the selection of Dixon Hughes Goodman LLP as our independent registered public accounting firm. Although ratification is not required, our Board is submitting the selection of Dixon Hughes Goodman LLP to stockholders for ratification because we value our stockholders' views on our independent registered public accounting firm and as a matter of good corporate practice. In the event stockholders fail to ratify the appointment of Dixon Hughes Goodman LLP, the Audit Committee will reconsider this appointment. Even if the appointment is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if the Audit Committee determines that the change would be in the best interests of the Company and our stockholders.

The Company has been informed by Dixon Hughes Goodman LLP that, to the best of their knowledge, neither the firm nor any of its members or their associates has any direct financial interest or material indirect financial interest in the Company or its affiliates.

Required Vote

The affirmative vote of a majority of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on this Proposal Two will be required to ratify the appointment of Dixon Hughes Goodman LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2020. Abstentions will have the same effect as votes “AGAINST” this proposal. Proposal Two is a matter on which brokers are expected to have discretionary voting authority, and we do not, therefore, expect any broker non-votes with respect to this proposal. Unless marked to the contrary, valid proxies received will be voted “FOR” ratification of the appointment of Dixon Hughes Goodman LLP.

Recommendation

Our Board of Directors recommends a vote FOR the ratification of the appointment of Dixon Hughes Goodman LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2020.

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PROPOSAL THREE

RATIFICATION OF THE 2019 REVERSE STOCK SPLIT AMENDMENT AND THE 2019 REVERSE STOCK SPLIT

Our Board has determined that it is in the best interests of the Company and our stockholders to ratify, pursuant to Section 204 of the DGCL, the filing and effectiveness of an amendment to our amended and restated certificate of incorporation that was filed with the Delaware Secretary of State on July 10, 2019 (“2019 Reverse Stock Split Amendment”), and the 1-for-20 reverse stock split (the "2019 Reverse Stock Split") that was effected thereby on July 17, 2019. If approved by our stockholders at the Annual Meeting, the ratification will be retroactive (i) in the case of the 2019 Reverse Stock Split Amendment to July 10, 2019, which was the date the 2019 Reverse Stock Split Amendment was filed with the Secretary of State of the State of Delaware (the “Secretary of State”), and (ii) in the case of the 2019 Reverse Stock Split, to July 17, 2019, which was the date the 2019 Reverse Stock Split became effective.

Background

As described in the definitive proxy statement relating to the 2019 Annual Meeting of Stockholders (the “2019 Annual Meeting”), which was filed with the SEC on April 29, 2019 (the "2019 Annual Meeting Proxy Statement"), at our 2019 Annual Meeting, we sought stockholder approval of an amendment to our amended and restated certificate of incorporation to effect a reverse stock split within a range of 1-for-2 to 1-for-25, inclusive, with the final decision of whether to proceed with a reverse stock split and the exact ratio of such reverse stock split to be determined by our Board, in its discretion, within 12 months from the 2019 Annual Meeting.

The principal reason for the 2019 Reverse Stock Split was to raise the per share trading price of the Company's Common Stock, which had fallen below $1.00 per share, in order to facilitate its continued listing on the Nasdaq Capital Market. The continued listing requirements of the Nasdaq Capital Market provide, among other things, that the Common Stock must maintain a closing bid price in excess of $1.00 per share, as set forth in Listing Rule 5550(a)(2).

As described in our 2019 Annual Meeting Proxy Statement, our Board believed that maintaining the listing of our Common Stock on The Nasdaq Capital Market was in the Company's best interests and the best interests of our stockholders. Our Board of Directors considered the potential harm to the Company and our stockholders if our Common Stock was delisted. Delisting from The Nasdaq Capital Market would have significantly affected the ability of investors to trade in our securities and would have likely adversely affected our ability to raise additional financing through the public or private sale of equity securities. Delisting would have also likely negatively affected the value and liquidity of our Common Stock because alternatives such as the OTC Bulletin Board and the pink sheets are generally considered to be less efficient markets, and not as broad as, The Nasdaq Capital Market.

The Board further believed that an increased stock price could encourage investor interest and improve the marketability of the Common Stock to a broader range of investors, and thus improve liquidity. Because of the trading volatility often associated with low-priced stocks, many brokerage firms and institutional investors have internal policies and practices that either prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers. The Board believed that the anticipated higher market price resulting from a reverse stock split would enable institutional investors and brokerage firms with policies and practices such as those described above to invest in the Common Stock.

At the 2019 Annual Meeting of Stockholders, our inspector of elections determined that the proposal to approve the 2019 Reverse Stock Split Amendment was adopted by the requisite vote of stockholders and certified that the proposal had passed. As part of this determination, votes cast by nominees/brokers in favor of the 2019 Reverse Stock Split Amendment without instruction from the beneficial owners of certain of our outstanding shares were counted in favor of the adoption of the 2019 Reverse Stock Split Amendment in accordance with the rules of the NYSE that govern how brokers may cast such votes. Certain statements made in the 2019 Annual Meeting Proxy Statement were inconsistent with these rules. In particular, the 2019 Annual Meeting Proxy Statement indicated that nominees/brokers would not have discretionary voting authority with respect to the 2019 Reverse Stock Split Amendment (i.e., they would not be permitted to vote on the 2019 Reverse Stock Split Amendment without instruction from the beneficial owners of those shares) and that broker non-votes would, therefore, have no effect on the 2019 Reverse Stock Split Amendment.

Following approval of the 2019 Reverse Stock Split Amendment at the 2019 Annual Meeting, on July 9, 2019, our Board approved a ratio of 1-for-20 for the 2019 Reverse Stock Split, to become effective on July 17, 2019. We subsequently filed the 2019 Reverse Stock Split Amendment with the Secretary of State of the State of Delaware on July 10, 2019.

The effectiveness of the 2019 Reverse Stock Split Amendment, which effected the 2019 Reverse Stock Split, has been challenged in a stockholder demand letter, dated February 17, 2020, due to statements in the 2019 Annual Meeting Proxy Statement with respect to the authority of brokers/nominees to vote shares held in “street name” on the proposal to approve the 2019 Reverse Stock Split Amendment without instruction from the beneficial owner of such shares, and the fact that the votes cast by broker/nominees were not tabulated consistent with such disclosure.

Our Board has determined that the description in the 2019 Annual Meeting Proxy Statement regarding the lack of authority of brokers/nominees to vote on the 2019 Reverse Stock Split Amendment without instruction may create some uncertainty as to the effectiveness of the vote obtained at the 2019 Annual Meeting. As a result, our Board has determined that it is in the best interests of the Company and our stockholders to ratify the filing and effectiveness of the 2019 Reverse Stock Split Amendment and the effectiveness of 2019 Reverse Stock Split pursuant to Section 204 of the DGCL to eliminate any uncertainty regarding their effectiveness. If the 2019 Reverse Stock Split Amendment and 2019 Reverse Stock Split are ratified by our stockholders at the Annual Meeting, the ratification of the 2019 Reverse Stock Split Amendment will be retroactive to July 10, 2019, which was the date the 2019 Reverse Stock Split Amendment was filed with the Secretary of State, and the 2019 Reverse Stock Split will be retroactive to July 17, 2019, which was the date the 2019 Reverse Stock Split became effective .Ratification of the 2019 Reverse Stock Split Amendment and the 2019 Reverse Stock Split will also (i) confirm that, at all times since their effectiveness, the Company has had sufficient authorized and unissued shares of Common Stock to permit the sales and issuances of our Common Stock that have occurred since the 2019 Reverse Stock Split in excess of the authorized and unissued number of shares prior to the 2019 Reverse Stock Split and (ii) facilitate potential future transactions, including, without limitation, capital-raising transactions and strategic transactions.

Our Board of Directors Has Approved the Ratification of the 2019 Reverse Stock Split Amendment and the 2019 Reverse Stock Split

Section 204 of the DGCL allows a Delaware corporation, by following specified procedures, to ratify a corporate act retroactive to the date the corporate act was originally taken. The Company believes that the filing and effectiveness of the 2019 Reverse Stock Split Amendment and the 2019 Reverse Stock Split that was effected thereby are each valid and effective.

However, our Board has determined that it is advisable and in the best interests of the Company and our stockholders to ratify the filing and effectiveness of the 2019 Reverse Stock Split Amendment and the effectiveness of 2019 Reverse Stock Split that was effected thereby pursuant to Section 204 of the DGCL to eliminate any uncertainty related to their validity or effectiveness, and has unanimously adopted the resolutions attached hereto as Appendix A (such resolutions are incorporated herein by reference) approving the ratification of the 2019 Reverse Stock Split Amendment and the 2019 Reverse Stock Split. Our Board recommends that our stockholders approve the ratification of the 2019 Reverse Stock Split Amendment and the 2019 Reverse Stock Split for purposes of Section 204, and has directed that this Proposal Three be submitted to our stockholders entitled to vote thereon at the Annual Meeting.

The text of sections 204 and 205 of the DGCL is attached hereto as Appendix B.

Filing of a Certificate of Validation

Subject to the receipt of the required vote of our stockholders to ratify the 2019 Reverse Stock Split Amendment and the 2019 Reverse Stock Split (collectively, the “Reverse Stock Split Amendment Ratification”), we expect to file a certificate of validation with respect to the 2019 Reverse Stock Split Amendment and the 2019 Reverse Stock Split with the Secretary of State (the "Reverse Stock Split Amendment Certificate of Validation") promptly following the adjournment of the Annual Meeting. The filing date of the Reverse Stock Split Amendment Certificate of Validation with the Secretary of State will be the validation effective time of the Reverse Stock Split Amendment Ratification within the meaning of Section 204 of the DGCL.

Retroactive Ratification of the 2019 Reverse Stock Split Amendment and the 2019 Reverse Stock Split

Subject to the 120-day period for bringing claims, as discussed below, when the Reverse Stock Split Amendment Certificate of Validation becomes effective in accordance with the DGCL, it should eliminate any possible uncertainty as to whether the 2019 Reverse Stock Split Amendment and the 2019 Reverse Stock Split are void or voidable as a result of the potential failure of authorization described above and set forth in the resolutions attached as Appendix A and incorporated herein by reference, and the effect of the Reverse Stock Split Amendment Ratification will be retroactive (i) in the case of the filing of the 2019 Reverse Stock Split Amendment, to July 10, 2019, which was the date of the filing of the 2019 Reverse Stock Split Amendment with the Secretary of State, and (ii) in the case of the 2019 Reverse Stock Split, to July 17, 2019, which was the date the 2019 Reverse Stock Split became effective.

Time Limitations on Legal Challenges to the Reverse Stock Split Amendment Ratification

If the 2019 Reverse Stock Split Amendment and 2019 Reverse Stock Split are ratified at the Annual Meeting, then under Section 204 of the DGCL, any claim that (i) the 2019 Reverse Stock Split Amendment and/or the 2019 Reverse Stock Split are void or voidable due to a failure of authorization, or (ii) the Delaware Court of Chancery should declare, in its discretion, that the 2019 Reverse Stock Split Amendment and/or the 2019 Reverse Stock Split not be effective or be effective only on certain conditions, must be brought within 120 days from the validation effective time in respect of the Reverse Stock Split Amendment Ratification, which will occur upon the effectiveness of the filing of the Reverse Stock Split Amendment Certificate of Validation with the Secretary of State. If the 2019 Reverse Stock Split Amendment and the 2019 Reverse Stock Split are ratified at the Annual Meeting, we expect to file the Reverse Stock Split Amendment Certificate of Validation promptly following the adjournment of the Annual Meeting.

Consequences if the Reverse Stock Split Amendment Ratification is Not Approved by Our Stockholders

If the 2019 Reverse Stock Split Amendment and the 2019 Reverse Stock Split are not ratified at the Annual Meeting, we will not be able to file the Reverse Stock Split Amendment Certificate of Validation with the Secretary of State and the 2019 Reverse Stock Split Amendment and 2019 Reverse Stock Split will not be ratified in accordance with Section 204 of the DGCL. The failure to ratify the 2019 Reverse Stock Split Amendment and the 2019 Reverse Stock Split may leave us exposed to potential claims that (i) the vote on the 2019 Reverse Stock Split Amendment did not receive requisite stockholder approval, (ii) the 2019 Reverse Stock Split Amendment therefore was not validly adopted, (iii) the 2019 Reverse Stock Split was, therefore, not authorized, and (iv) as a result, (a) the Company does not have sufficient authorized but unissued shares of Common Stock to permit future sales and issuances of Common Stock, including pursuant to outstanding warrants and stock options, (b) past issuances of Common Stock may not be valid, and (c) we would not be able to validate our total outstanding shares of Common Stock in connection with any strategic transaction that our Board may determine is advisable. Any inability to issue Common Stock in the future and any invalidity of past issuances of Common Stock could expose us to significant claims and have a material adverse effect on our liquidity.

Interests of Directors and Executive Officers

Our directors and executive officers have no substantial interests, directly or indirectly, in the matters set forth in this proposal except to the extent of their ownership of shares of our Common Stock and equity awards granted to them under our equity incentive plans.

Vote Required

The affirmative vote of a majority of the outstanding shares of Common Stock entitled to vote on this Proposal Three will be required to ratify the 2019 Reverse Stock Split Amendment and the 2019 Reverse Stock Split. Abstentions and broker non-votes will have the same effect as votes “AGAINST” this proposal. Proposal Three is a matter on which brokers are expected to have discretionary voting authority, and we do not, therefore, expect any broker non-votes with respect to this proposal. Unless marked to the contrary, valid proxies received will be voted “FOR” ratification of the 2019 Reverse Stock Split Amendment and the 2019 Reverse Stock Split.

Recommendation

Our Board of Directors recommends a vote FOR the ratification of the 2019 Reverse Stock Split Amendment and the 2019 Reverse Stock Split.

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PROPOSAL FOUR

APPROVAL OF AN AMENDMENT TO THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO EFFECT A REVERSE STOCK SPLIT

The Board has approved and recommends a proposal to amend our amended and restated Certificate of Incorporation (“Certificate”) to authorize our Board of Directors to effect a reverse stock split of all of our issued and outstanding common stock at a ratio of not less than 1-for-2 and not more than 1-for-25 (the “Reverse Split”), with our Board having sole discretion to determine whether or not the Reverse Split will be effected, when such Reverse Split will be effected, if at all, and the exact ratio for the Reverse Split to be effected, to be set at a whole number within the above range. If this Proposal Four is approved by our stockholders at the Annual Meeting, the Board will have sole discretion to elect, at any time prior to the first anniversary date of the Annual Meeting, as it determines to be in the best interest of the Company and our stockholders, whether or not to effect the Reverse Split, and, if so, the exact ratio for the Reverse Split, which will be a ratio between and including 1-for-2 and 1-for-25. The Board believes that authorizing the Board to adopt a ratio within a specific range approved by our stockholders will provide it with the flexibility to implement the Reverse Split, if at all, in a manner designed to maximize the anticipated benefits for us and our stockholders. In determining whether to implement the Reverse Split following the receipt of stockholder approval, our Board may consider, among other things, factors such as:

•	the historical trading price and trading volume of our Common Stock;
•	the then prevailing trading price and trading volume of our Common Stock and the anticipated impact of the Reverse Split on the trading market for our Common Stock;
•	the potential to have our shares of Common Stock delisted from The Nasdaq Capital Markets;
•	the anticipated impact of the Reverse Split on our ability to raise additional financing;
•	what split ratio would result in the greatest overall reduction in our administrative costs; and
•	prevailing general market and economic conditions.

If our stockholders approve this Proposal Four at the Annual Meeting and the Board determines that effecting the Reverse Split is in the best interest of Seneca, the Reverse Split will become effective upon the filing of an amendment to our Certificate with the Secretary of State. Any such amendment will set forth the number of issued and outstanding shares to be combined into one share of our Common Stock within the range approved by our stockholders. Except for adjustments that may result from the treatment of fractional shares as described below, each stockholder will hold the same percentage of our issued and outstanding Common Stock immediately following the Reverse Split as such stockholder holds immediately prior to the Reverse Split.

Reasons for the Reverse Split

The Board believes that a Reverse Split is desirable for two reasons. First, the Board believes that a Reverse Split could improve the marketability and liquidity of our Common Stock. Second, on March 10, 2020 we received a written notice from The Nasdaq Stock Market LLC that the Company is not in compliance with Nasdaq Listing Rule 5550(a)(2), as the minimum bid price of the Company’s Common Stock has been below $1.00 per share for 30 consecutive business days. On April 17, 2020 we received a subsequent written notice that as a result of a rule change, Nasdaq tolled the compliance period. As a result of the rule change, we have until December 10, 2020 to regain compliance through the Company’s Common Stock having a closing bid price meeting or exceeding $1.00 per share for ten consecutive business days. Although we now have until December 10, 2020 to regain compliance, the Board believes that the approval of the Reverse Split will improve the Company’s chances to regain compliance. Additionally, the Company may be eligible for additional time to regain compliance, provided that it continues to meet other listing requirements for market value of publicly held shares and all other initial listing standards of the Nasdaq Capital Market (except for the bid price requirement) and will need to provide written notice of its intention to cure the deficiency during the second compliance period, through a reverse stock split, if necessary.

Marketability

Our Board believes that the increased market price of our Common Stock resulting from a Reverse Split could improve the marketability and liquidity of our stock and encourage interest and trading in our stock. Theoretically, the number of shares outstanding and the per share price should not, by themselves, affect the marketability of our Common Stock, the type of investor who acquires them, or our reputation in the financial community. However, in practice, this is not necessarily the case, as many investors look upon low-priced stocks as unduly speculative in nature and, as a matter of policy, avoid investment in such securities. Our Board is aware of the reluctance of many leading brokerage firms to recommend low-priced stocks to their clients. Further, a variety of brokerage house policies and practices tend to discourage individual brokers within those firms from dealing in low-priced stocks.

Additionally, in the event our shares become delisted and are trading at below $5.00 per share, our Common Stock may become considered a penny stock. In the event that this occurs, stockbrokers will have to comply with additional regulatory requirements prior to effecting transactions on behalf of their clients. In addition, the structure of trading commissions tends to have an adverse impact upon holders of low-priced stocks because the brokerage commission on a sale of such securities generally represents a higher percentage of the sales price than the commission on a relatively higher-priced issue.

The Reverse Split is intended, in part, to result in a price level for our Common Stock that will increase investor interest and eliminate the resistance of brokerage firms. On June 8, 2020, the closing bid price for our Common Stock, as reported by The Nasdaq Capital Market, was $0.9176 per share. No assurances can be given that the market price for our Common Stock will increase in the same proportion as the Reverse Split or, if increased, that such price will be maintained. In addition, no assurances can be given that the Reverse Split will increase the price of our Common Stock to a level in excess of the $5.00 threshold discussed above or otherwise to a level that is attractive to brokerage houses and institutional investors.

Stock Exchange Requirements

Our common stock is currently traded on The Nasdaq Capital Market tier of The Nasdaq Stock Market LLC (“Nasdaq”). In the event that the Company is delisted from Nasdaq, we may be forced to list our shares on a trading market or quotation system that is considered to be less efficient and or liquid than that provided by a stock exchange such as Nasdaq or The New York Stock Exchange. The Board is currently considering the listing requirements, including minimum bid price requirements for our Common Stock to continue to be listed on Nasdaq.

Effects of the Reverse Split

If the Reverse Split is approved and implemented, the principal effect will be to decrease the number of issued and outstanding shares of our Common Stock while not affecting the authorized amount. We have registered our Common Stock under Section 12(b) of the Exchange Act, and we are subject to the periodic reporting and other requirements of the Exchange Act. Our shares of Common Stock currently trade on The Nasdaq Capital Market. The Reverse Split will not affect the registration of our Common Stock under the Exchange Act or the listing of our Common Stock on Nasdaq. Following the Reverse Split, our Common Stock will continue to be listed on Nasdaq under the symbol “SNCA,” although it will be considered a new listing with a new CUSIP number.

Proportionate voting rights and other rights and preferences of the holders of our Common Stock will not be affected by the proposed Reverse Split (other than as a result of the rounding up of fractional shares). For example, a holder of 2% of the voting power of the issued and outstanding shares of our Common Stock immediately prior to the effectiveness of the Reverse Split will generally continue to hold 2% of the voting power of the issued and outstanding shares of our Common Stock immediately after the Reverse Split. Moreover, the number of stockholders will not be affected by the Reverse Split.

Board Discretion to Implement or Abandon Reverse Split

The Reverse Split will be effected, if at all, only upon a determination by the Board that the Reverse Split (with an exchange ratio determined by the Board as described above) is in the best interest of Seneca and its stockholders. Such determination shall be based upon certain factors, including, but not limited to, our ability to meet the Nasdaq continued listing requirements, existing and expected marketability and liquidity of our common stock and the expense of effecting the Reverse Split. Notwithstanding approval of the Reverse Split by our stockholders, the Board may, in its sole discretion, abandon the proposal and determine, prior to the effectiveness of any filing with the Secretary of State, not to effect the Reverse Split. If the Board fails to implement the Reverse Split on or prior to the first anniversary date of the Annual Meeting, stockholder approval again would be required prior to implementing any Reverse Split.

Effective Date

The Board will have discretion as to whether or not to effect the Reverse Split at any time prior to the first anniversary date of the Annual Meeting. If implemented by the Board, the Reverse Split would become effective upon the filing of an amendment to our Certificate with the Secretary of State. Except as explained below with respect to fractional shares, on the effective date, shares of Common Stock issued and outstanding immediately prior thereto will be combined and converted, automatically and without any action on the part of the stockholders, into new shares of common stock in accordance with the Reverse Split ratio selected by the Board within the range set forth in this proposal.

Authorized Shares of Common Stock

The Reverse Split will not change the number of authorized shares of Common Stock, but by virtue of the total number of shares decreasing, it will increase the number of authorized shares available for future issuance for corporate needs such as equity financing, stock splits and stock dividends, employee benefit plans, or other corporate purposes as may be deemed by the Board to be in the best interests of Seneca. The Board believes that such increase in available shares for future issuance as a result of the Reverse Split will be appropriate to fund our future operations. It will also provide us with greater flexibility in the future to take advantage of market conditions or favorable opportunities without the potential expense or delay incident to obtaining stockholder approval to increase our authorized capital.

Fractional Shares

No fractional shares of common stock will be issued as a result of the Reverse Split in the event that the Board chooses to effect the Reverse Split. Instead, stockholders who otherwise would be entitled to receive fractional shares will be entitled to receive an additional share by rounding up to the nearest whole number of shares.

Effects of Reverse Split

The following table summarizes the effects of the Reverse Split in the event of the minimum and maximum Reverse Split amounts as of May 31, 2020:

	Pre-Reverse Stock Split	Post-Reverse Stock Split *
1-For-2 Reverse Split
Common Stock – Issued and Outstanding	17,299,307	8,649,654
Common Stock – Reserved for issuance pursuant to convertible securities and under equity compensation plans	6,097,014	3,048,507
Common Stock – Authorized	300,000,000	150,000,000
Common Stock – Available for future issuance	(276,603,679)	(138,301,840)
Preferred Stock – Issued and Outstanding	200,000	200,000
Preferred Stock – Reserved for issuance pursuant to convertible securities and under equity compensation plans	6,800,000	6,800,000
Preferred Stock – Authorized	7,000,000	7,000,000
Preferred Stock – Available for future issuance	6,800,000	6,800,000
1-For-25 Reverse Split
Common Stock – Issued and Outstanding	17,299,307	691,972
Common Stock – Reserved for issuance pursuant to convertible securities and under equity compensation plans	6,097,014	243,881
Common Stock – Authorized	300,000,000	12,000,000
Common Stock – Available for future issuance	(276,603,679)	(11,064,147)
Preferred Stock – Issued and Outstanding	200,000	200,000
Preferred Stock – Reserved for issuance pursuant to convertible securities and under equity compensation plans	6,800,000	6,800,000
Preferred Stock – Authorized	7,000,000	7,000,000
Preferred Stock – Available for future issuance	6,800,000	6,800,000

* Number of shares issued and outstanding are approximate as the figures do not take into account issuances required for fractional shares.

Potential Anti-Takeover Effects

The Reverse Split will have the effect of increasing the proportion of unissued authorized shares to issued shares. Under certain circumstances this may have an anti-takeover effect. These authorized but unissued shares could be used by the Company to oppose a hostile takeover attempt or to delay or prevent a change of control or changes in or removal of the Board, including a transaction that may be favored by a majority of our stockholders or in which our stockholders might receive a premium for their shares over then-current market prices or benefit in some other manner. For example, without further stockholder approval, the Board could issue and sell shares thereby diluting the stock ownership of a person seeking to effect a change in the composition of the Board or to propose or complete a tender offer or business combination involving us and potentially strategically placing shares with purchasers who would oppose such a change in the Board or such a transaction.

Although an increased proportion of unissued authorized shares to issued shares could, under certain circumstances, have a potential anti-takeover effect, amending our Certificate is not in response to any effort of which we are aware to accumulate the shares of our common stock or obtain control of Seneca. There are no plans or proposals to adopt other provisions or enter into other arrangements that may have material anti-takeover consequences.

The Board does not intend to use the consolidation as a part of a first step in a “going private” transaction pursuant to Rule 13e-3 under the Exchange Act. Moreover, we are currently not engaged in any negotiations and otherwise have no specific plans to use the additional authorized shares for any acquisition, merger or consolidation.

Other Effects

If approved, the Reverse Split may result in some stockholders owning “odd-lots” of fewer than 100 shares of common stock. Brokerage commissions and other costs of transactions in odd-lots are generally somewhat higher than the costs of transactions in “round-lots” of even multiples of 100 shares.

Exchange of Stock Certificates

If the Reverse Split is approved and implemented by our Board, stockholders will be notified as soon as practicable after the effective date of the Reverse Split that the Reverse Split has been effected. Our transfer agent will act as exchange agent for purposes of implementing the exchange of stock certificates. We refer to such person as the “Exchange Agent.” Holders of pre-Reverse Split shares (“Old Shares”) will be asked to surrender to the Exchange Agent certificates representing Old Shares in exchange for certificates representing post-Reverse Split shares (“New Shares”) in accordance with the procedures to be set forth in a letter of transmittal to be sent by us. No new certificates will be issued to a stockholder until such stockholder has surrendered such stockholder’s outstanding certificate(s) together with the properly completed and executed letter of transmittal to the Exchange Agent. Stockholders should not destroy any stock certificate and should not submit any certificates until requested to do so.

No Appraisal Rights

Under applicable Delaware law, our stockholders are not entitled to dissenter’s or appraisal rights with respect to the Reverse Split and we would not independently provide our stockholders with any such right.

Material U.S. Federal Income Tax Consequences

The following summary describes the material U.S. federal income tax consequences of the proposed Reverse Split to holders of our Common Stock, but does not purport to be a complete analysis of all potential tax effects. This discussion is based on the Internal Revenue Code of 1986, as amended (the “Code”), Treasury Regulations promulgated thereunder, judicial decisions, and published rulings and administrative pronouncements of the U.S. Internal Revenue Service (“IRS”) in effect as of the date of this proxy statement. These authorities may change or be subject to differing interpretations. Any such change may be applied retroactively in a manner that could adversely affect a holder of our common stock. We have not sought and will not seek any rulings from the IRS regarding the matters discussed below. There can be no assurance that the IRS or a court will not take a contrary position regarding the tax consequences of the proposed Reverse Split.

This discussion is limited to holders that hold our Common Stock as a “capital asset” within the meaning of Section 1221 of the Code (generally, property held for investment). This discussion does not address all U.S. federal income tax consequences relevant to a holder’s particular circumstances, including the impact of the Medicare contribution tax. In addition, it does not address consequences relevant to holders subject to special rules or to holders that are partnerships for U.S. federal income tax purposes. Holders should consult their own tax advisors regarding the U.S. federal, state, local, and foreign income and other tax consequences of the proposed Reverse Split.

Tax Consequences to U.S. Holders

For purposes of this discussion, a “U.S. holder” is a beneficial owner of our common stock who is for U.S. federal income tax purposes: (i) an individual who is a citizen or resident of the United States; (ii) a corporation (or other entity treated as a corporation for U.S. federal income tax purposes) created or organized under the laws of the United States, any state thereof, or the District of Columbia; or (iii) an estate or trust the income of which is subject to U.S. federal income taxation regardless of its source.

The proposed Reverse Split should be treated as a recapitalization for U.S. federal income tax purposes. Therefore, except as described below with respect to cash received in lieu of fractional shares, no gain or loss will be recognized upon the proposed Reverse Split. Accordingly, the aggregate tax basis in the New Shares should equal the aggregate tax basis in the Old Shares (excluding the portion of the tax basis that is allocable to any fractional share), and the holding period for the New Shares should include the holding period for the Old Shares.

A U.S. holder who receives cash in lieu of a fractional share of our Common Stock pursuant to the proposed Reverse Split should recognize capital gain or loss in an amount equal to the difference between the amount of cash received and the U.S. holder’s tax basis in the Old Shares that is allocated to such fractional share of our Common Stock. Such capital gain or loss will be long-term capital gain or loss if the U.S. holder has held the Old Shares for more than one year as of the effective date of the proposed Reverse Split. The deductibility of capital losses is subject to limitations.

Information Reporting and Backup Withholding. Information returns generally will be required to be filed with the IRS with respect to the receipt of cash in lieu of a fractional share of our common stock by a U.S. holder pursuant to the proposed Reverse Split unless such U.S. holder is an exempt recipient. In addition, U.S. holders may be subject to backup withholding on the payment of such cash if they do not provide their taxpayer identification numbers in the manner required or otherwise fail to comply with applicable backup withholding rules. Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules may be refunded or allowed as a credit against a U.S. holder’s U.S. federal income tax liability, if any, provided the required information is timely furnished to the IRS.

Tax Consequences to Non-U.S. Holders

For purposes of this discussion, a “non-U.S. holder” is a beneficial owner of our Common Stock that is neither a U.S. holder nor a partnership (or an entity treated as a partnership for U.S. federal income tax purposes).

Generally, a non-U.S. holder will not recognize any gain or loss upon the proposed Reverse Split. In particular, any gain or loss realized with respect to cash received in lieu of a fractional share generally will not be subject to U.S. federal income or withholding tax unless (a) such gain or loss is effectively connected with the non-U.S. holder’s conduct of a trade or business in the United States (and, if required by an applicable income tax treaty, is attributable to a U.S. permanent establishment maintained by the non-U.S. holder), (b) the non-U.S. holder is a nonresident alien individual present in the United States for 183 days or more during the taxable year of the proposed Reverse Split and certain other conditions are met, or (c) our common stock constitutes a U.S. real property interest by reason of our status as U.S. real property holding corporation for U.S. federal income tax purposes.

Gain described in clause (a) above generally will be subject to U.S. federal income tax on a net income basis in the same manner as if the non-U.S. holder were a U.S. holder. A non-U.S. holder that is a foreign corporation also may be subject to a branch profits tax at a rate of 30% (or such lower rate specified by an applicable income tax treaty) on such effectively connected gain, as adjusted for certain items. A non-U.S. holder described in clause (b) above will be subject to U.S. federal income tax at a rate of 30% (or, if applicable, a lower treaty rate) on the gain realized with respect to cash received in lieu of a fractional share, which may be offset by certain U.S. source capital losses, even though the non-U.S. holder is not considered a resident of the United States. With respect to clause (c) above, we believe we are not currently and do not anticipate becoming a U.S. real property holding corporation. If we are or have been a U.S. real property holding corporation, any gain realized with respect to cash received in lieu of a fractional share may be treated as effectively connected with the conduct a trade or business in the United States subject to U.S. federal income tax and the cash proceeds may also be subject to a 10% withholding tax.

Information Reporting and Backup Withholding. In general, backup withholding and information reporting will not apply to payment of cash in lieu of a fractional share of our common stock to a non-U.S. holder pursuant to the proposed Reverse Split if the non-U.S. holder certifies under penalties of perjury that it is a non-U.S. holder and the applicable withholding agent does not have actual knowledge to the contrary. Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules may be refunded or allowed as a credit against the non-U.S. holder’s U.S. federal income tax liability, if any, provided that certain required information is timely furnished to the IRS.

Required Vote

The affirmative vote of a majority of the outstanding shares of common stock entitled to vote on this Proposal Four will be required to amend our Certificate to authorize the proposed Reverse Split. Abstentions and broker non-votes will have the same effect as votes “AGAINST” this proposal. Proposal Four is a matter on which brokers are expected to have discretionary voting authority, and we do not, therefore, expect any broker non-votes with respect to this proposal. Unless marked to the contrary, valid proxies received will be voted “FOR” the amendment to our Certificate to authorize the proposed Reverse Split.

Recommendation

Our Board of Directors recommends that you vote FOR the amendment of our Certificate to authorize the proposed Reverse Split.

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PROPOSAL FIVE

ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION

In accordance with the requirements of Section 14A of the Exchange Act and the related rules of the SEC, the Company provides its stockholders with the opportunity to cast an advisory vote to approve the compensation of its named executive officers as disclosed in the Company’s proxy statement, including the compensation tables and the narrative disclosures that accompany the compensation tables (a “ say-on-pay proposal ”). The Company believes it is appropriate to seek and take into account the views of stockholders on the design and effectiveness of the Company’s executive compensation program.

The Company’s goal for its executive compensation program is to attract, motivate, and retain a talented, entrepreneurial and creative team of executives who will provide leadership for the Company’s success in dynamic and competitive markets. The Company seeks to accomplish this goal in a way that rewards performance and is aligned with its stockholders’ long-term interests. The Company believes its executive compensation program, which emphasizes long-term equity awards, satisfies this goal and is strongly aligned with the long-term interests of its stockholders.

The last time we provided our stockholders with a say-on-pay proposal was at our 2017 annual meeting of stockholders. At that meeting, excluding broker non-votes, approximately 88,472 shares (adjusted for 2019 Reverse Stock Split) cast votes with regard to the say-on-pay proposal. Of those shares, 78,334 shares, or approximately 88.5%, of the shares that were voted approved the say-on-pay proposal.

This Proxy Statement, beginning on page 27, describes the Company’s executive compensation program. In accordance with the requirements of Section 14A of the Exchange Act and the related rules of the SEC, the Board is asking our stockholders to vote to approve the following resolution at the Annual Meeting:

“RESOLVED, that the compensation paid to the named executive officers, as disclosed in this Proxy Statement pursuant to the SEC’s executive compensation disclosure rules (which disclosure includes the compensation tables and the narrative disclosures that accompany the compensation tables), is hereby approved.”

As an advisory vote, this proposal is not binding on the Company, the Board or the Compensation Committee, and will not be construed as overruling a decision by the Company, the Board or the Compensation Committee or creating or implying any additional fiduciary duty for the Company, the Board or the Compensation Committee. However, the Compensation Committee and the Board value the opinions expressed by our stockholders in their vote on this proposal and will consider the outcome of the vote when making future compensation decisions regarding the compensation of our executive officers.

The Company’s current policy is to provide stockholders with an opportunity to approve the compensation of the named executive officers every three years at the annual meeting of stockholders. It is expected that the next such vote will occur at the 2023 annual meeting of stockholders, unless stockholders approve and the Board adopts a different frequency (see Proposal Six).

Vote Required

The affirmative vote of a majority of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on this Proposal Five will be required to approve the compensation of our named executive officers as disclosed in this Proxy Statement (on an advisory basis). Abstentions will have the same effect as votes “AGAINST” this proposal. Broker non-votes will have no effect on this proposal. Because this vote is advisory, it will not be binding upon our Board. However, the Compensation Committee will consider the outcome of the vote, along with other relevant factors, in evaluating its executive compensation program. Unless marked to the contrary, valid proxies received will be voted “FOR” the say-on-pay proposal.

Recommendation of the Board

Our Board of Directors recommends a vote “FOR” the approval of the Say-on-Pay Proposal.

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PROPOSAL SIX

ADVISORY VOTE TO APPROVE THE FREQUENCY OF HOLDING FUTURE ADVISORY VOTES ON EXECUTIVE COMPENSATION EVERY 1, 2 OR 3 YEARS

As required by Section 14A of the Exchange Act and the related rules of the SEC, the Board is conducting a non-binding, advisory vote to determine how often (once every one, two or three years) stockholders should be asked to vote on the executive compensation of the Company. Seneca Biopharma is currently required to hold the say-on-pay vote at least once every three years.

Stockholders may also abstain from voting on this proposal. In considering your vote, you may wish to review the information presented in Proposal Five of this Proxy Statement, as well as the executive compensation tables included in this Proxy Statement and the narrative disclosures that accompany the compensation tables, which provide a more detailed discussion of our executive compensation programs and policies.

Our Board has determined that holding a “say-on-pay” vote every three years is most appropriate for Seneca and recommends that you vote to hold future advisory votes every third year, for the following reasons.

•	A triennial aligns with Seneca’s approach to executive compensation and the underlying philosophy of the Compensation Committee.

Our executive compensation programs are designed to enhance the long-term growth of Seneca and reward performance over a multi-year period. For example, the stock awards granted to our executive team historically have three-year or longer vesting periods.

•	A triennial vote encourages a longer-term evaluation of compensation history and business results.

The Board believes that there is some risk that an annual say-on-pay vote could lead to a short-term stockholder perspective regarding executive compensation that does not align well with the longer-term approach used by our Compensation Committee. We believe a three-year cycle for the say-on-pay vote will provide investors the most meaningful timing alternative by which to evaluate the effectiveness of our executive compensation strategies and their alignment with Seneca’s performance, financial results and business.

•	A triennial vote provides our Compensation Committee with adequate time to consider the results of say-on-pay votes and other stockholder input.

A triennial say-on-pay vote allows the Board to respond to stockholder sentiment and effectively implement any desired changes to executive compensation policies, practices and programs.

The Board believes that a triennial vote would not foreclose stockholder engagement on executive compensation during interim periods. Stockholders can currently provide input directly to the Board, its committees or individual directors as indicated in the section of this proxy entitled “Directors, Executive Officers and Corporate Governance – Communications with Directors.” Thus, we view the say-on-pay vote as an additional, but not exclusive, opportunity for our stockholders to communicate their views on Seneca’s executive compensation programs.

The Board weighed these reasons against the arguments in support of conducting the say-on-pay vote annually or biannually. In particular, the Board considered the value of the opportunity for stockholder input at each annual meeting, as well as the belief that annual votes would promote greater accountability on executive compensation. Although the Board believes that these and other positions in favor of an annual “say-on-pay” vote are not without merit, on balance, the Board believes that a triennial approach is most appropriate for Seneca and continues to recommend a triennial frequency for holding future say-on-pay votes to stockholders. The Compensation Committee intends to periodically reassess that view and, if it determines appropriate, may provide for an say-on-pay vote on a more frequent basis.

Required Vote

The frequency that receives the highest number of votes cast will be deemed to be the frequency selected by the stockholders. Because this vote is advisory, it will not be binding upon our Board. However, the Compensation Committee will consider the outcome of the stockholder vote, along with other relevant factors, in recommending a voting frequency to our Board. Abstentions and broker non-votes will have no effect on this proposal. Unless marked to the contrary, valid proxies received will be voted for the once every “3 YEARS” option.

Recommendation

Our Board of Directors recommends a vote for a frequency of once every “3 YEARS” for future say-on-pay votes.

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PROPOSAL SEVEN

APPROVAL OF 2020 SENECA BIOPHARMA EQUITY INCENTIVE PLAN

On June 10, 2020 our Compensation Committee recommended, and our Board approved the Seneca Biopharma 2020 Equity Incentive Plan (“2020 Plan”). Pursuant to the 2020 Plan, the number of shares of Common Stock eligible for issuance under the 2020 Plan will initially be 600,000, subject to an automatic increase upon the occurrence of a Dilutive Event (as such term is defined in the 2020 Plan) by such number of shares as is required to make the percentage of shares of Common Stock underlying the aggregate outstanding options under the 2020 Plan after such Dilutive Event be the same as they were prior to such Dilutive Event. We are asking our stockholders to approve the 2020 Plan.

Summary of the Plan

The following summary of the Plan is qualified in its entirety by the specific language of the 2020 Plan, which is included in this proxy statement as Appendix C.

General

The Plan provides for the grant of incentive stock options, within the meaning of Section 422 of the Code, to our employees and nonstatutory stock options, restricted stock, performance units, performance shares, RSUs, and other stock based awards to our employees, directors, and consultants. The purpose of the Plan is to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to our employees, directors, and consultants and to promote the success of our business. Upon review, our Compensation Committee and Board determined that the provisions as well as shares available for future awards under our existing plans were insufficient to achieve such goal. Therefore, the Compensation Committee recommended, and the full board of directors approved the Plan, subject to stockholder approval.

Authorized Shares

Under the terms of the Plan, we will initially reserve an aggregate of 600,000 shares of Common Stock, subject to an automatic increase in the event of a Dilutive Event as described below., for awards to our employees, directors, officers and consultants. As of May 15, 2020, we have reserved for issuance, subject to approval of the shareholders, a total of 565,680 shares underlying Common Stock purchase options that were granted as follows: 471,400 options to Kenneth Carter, our executive chairman, and (ii) 94,280 options to Thomas Hazel, our SVP of Research and Development. Upon approval of the Plan, the options granted to Dr. Carter and Dr. Hazel on a conditional basis will no longer be subject to forfeiture as a result of not being approved by the stockholders.

If an award granted under the Plan expires or becomes unexercisable without having been exercised in full, is surrendered pursuant to an exchange program or, with respect to restricted stock, RSUs, performance units or performance shares, is forfeited or repurchased due to failure to vest, then the unpurchased shares (or for awards other than stock options or stock appreciation rights, the forfeited or repurchased shares) will become available for future grant or sale under the Plan. With respect to stock appreciation rights, only the net shares actually issued will cease to be available under the Plan and all remaining shares under stock appreciation rights will remain available for future grant or sale under the Plan. Shares that have actually been issued under the Plan under any award will not be returned to the Plan; provided, however, that if shares issued pursuant to awards of restricted stock, RSUs, performance shares or performance units are repurchased or forfeited, such shares will become available for future grant under the Plan. Shares used to pay the exercise price of an award or to satisfy the tax withholding obligations related to an award will become available for future grant or sale under the Plan. To the extent an award is paid out in cash rather than shares, such cash payment will not result in a reduction in the number of shares available for issuance under the Plan.

Automatic Increase / Anti-dilution Protection

Subject to the provisions of Section 14 of the Plan, the number of shares available for issuance under the Plan will be increased automatically upon the occurrence of: a Dilutive Event by such number as required to make the percentage that the Shares underlying the aggregate outstanding Options (after giving effect to such increase and any Option Adjustment, if applicable) represent of the Post-Dilutive Event Common Shares equal to the percentage that the aggregate number of Shares underlying Options granted under this Plan immediately prior to the Dilutive Event represent of the Pre-Dilutive Event Common Shares.

The following definitions from the Plan have been included for reference to understand the implications of the anti-dilution / share increase provisions of the Plan:

•	Change of Control – means the occurrence of any of the following events:

(1)        The acquisition by a Person or its affiliates of ownership of stock of the Company if, immediately after such acquisition, such Person and its affiliates collectively have Beneficial Ownership of issued and outstanding stock of the Company representing more than twenty percent (20%) of the total voting power of the issued and outstanding stock of the Company; provided, however, that for purposes of this subsection (1), the acquisition of stock by a Person from the Company in a transaction or issuance (including pursuant to equity awards) approved by the Board will not be considered a Change of Control even if, immediately after such acquisition, such Person and its affiliates collectively have Beneficial Ownership of issued and outstanding stock of the Company representing more than twenty percent (20%) of the total voting power of the issued and outstanding stock of the Company, unless at the time of such acquisition or at any time within one year following such acquisition, the Company’s Executive Chairman is no longer deemed a Service Provider to the Company and the change in the Executive Chairman’s status was involuntary and not the result of a termination due to death or disability, in which case such acquisition shall be treated as a Change of Control for purposes of this subsection (1) notwithstanding that such acquisition or the transaction that resulted in such acquisition was approved by the Board; or

(2)        If, during any period of twelve months in which the Company has a class of securities registered pursuant to Section 12 of the Exchange Act, a change in the composition of the Board occurs as a result of which fewer than a majority of the members of the Board are incumbent Directors; or

(3)        The consummation of a merger or consolidation of the Company with any other entity, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or its parent) at least fifty percent (50%) of the total voting power represented by the voting securities of the Company or such surviving entity or its parent outstanding immediately after such merger or consolidation; or

(4)        The acquisition by a Person or its affiliates (or a series of acquisitions by a Person or its affiliates during the twelve (12) month period ending on the date of the most recent acquisition by such Person or any of its affiliates) of assets from the Company that have a total gross fair market value equal to or more than fifty percent (50%) of the total gross fair market value of all of the assets of the Company immediately prior to such acquisition or such series of acquisitions; provided, however, that the foregoing provisions of this subsection (4) shall not be applicable to a transfer of assets by the Company to an entity, fifty percent (50%) or more of the total value or voting power of which is owned, directly or indirectly, by the Company. For purposes of this subsection (4), gross fair market value means the value of the assets of the Company, or the value of the assets being disposed of, determined without regard to any liabilities associated with such assets.

•	Dilutive Event – means except in the case and to the extent of Common Stock issued upon exercise of Excluded Securities, the issuance by the Company of Common Stock (i) at any time during the Measurement Period (including, without limitation, by virtue of the exercise, conversion or exchange of any Qualifying Securities at any time on or prior to the end of the applicable Measurement Period) or (ii) in connection with the exercise, conversion or exchange of any Qualifying Securities at any time after the Measurement Period.

•	Measurement Period – means the later of: (i) the nine (9) month period following the Effective Date, or (ii) in the event that during such nine (9) month period, the Board authorizes or approves a Dilutive Event or the Company enters into a written agreement that contemplates effecting a Dilutive Event, then the period of time commencing on the Effective Date and ending upon the occurrence of such Dilutive Event. Provided however that in the event the Board decides not to consummate the transaction(s) contemplated in subsection (ii) contained herein, the Measurement Period will be as provided for in subsection (i) contained in this definition.

•	Option Adjustment – means in the event that any Option granted under this Plan remains outstanding at the time of a Change of Control transaction and that, in connection with such Change of Control transaction, any then outstanding Qualifying Securities are entitled to receive consideration in connection with such Change of Control transaction or are assumed in connection with such Change of Control transaction, then, any such Qualifying Securities shall be deemed to be exercised, converted or exchanged in full immediately prior to the closing of such Change of Control transaction, all of the shares of Common Stock underlying such Qualifying Securities shall be deemed to be issued immediately prior to the closing of such Change of Control transaction and such deemed issuance of such shares of Common Stock shall be deemed to be a Dilutive Event that will result in an increase in the number of shares underlying the outstanding Option.

•	Post-Dilutive Event Common Shares – means with respect to a Dilutive Event, the number of shares of Common Stock issued in connection with such Dilutive Event plus the number of shares of Qualifying Common Stock outstanding immediately before such Dilutive Event.

•	Pre-Dilutive Event Common Shares – means with respect to a Dilutive Event, the number of shares of Qualifying Common Stock outstanding immediately prior to such Dilutive Event.

•	Qualifying Common Stock -- means (i) shares of Common Stock that are issued and outstanding at any time on or prior to the end of the applicable Measurement Period (including, without limitation, by virtue of the exercise, conversion or exchange of any Qualifying Securities at any time on or prior to the end of the applicable Measurement Period), plus (ii) any shares of Common Stock that are issued at any time after the end of the applicable Measurement Period upon the exercise, conversion or exchange of any Qualifying Securities.

Plan Administration

Our Board or one or more committees appointed by our Board will administer the Plan. The compensation committee of our Board is expected to administer the Plan. In addition, if we determine it is desirable to qualify transactions under our Plan as exempt under Rule 16b-3, such transactions will be structured with the intent that they satisfy the requirements for exemption under Rule 16b-3. Subject to the provisions of the Plan, the administrator has the power to administer our Plan and make all determinations deemed necessary or advisable for administering the Plan, including the power to determine the fair market value of our Common Stock, select the service providers to whom awards may be granted, determine the number of shares covered by each award, approve forms of award agreements for use under the Plan, determine the terms and conditions of awards (including the exercise price, the time or times at which the awards may be exercised, any vesting acceleration or waiver or forfeiture restrictions and any restriction or limitation regarding any award or the shares relating thereto), construe and interpret the terms of the Plan and awards granted under it, prescribe, amend and rescind rules relating to the Plan, including creating sub-plans and modify or amend each award, including the discretionary authority to extend the post-termination exercisability period of awards (provided that no option or stock appreciation right will be extended past its original maximum term), and to allow a participant to defer the receipt of payment of cash or the delivery of shares that would otherwise be due to such participant under an award. The administrator also has the authority to allow participants the opportunity to transfer outstanding awards to a financial institution or other person or entity selected by the administrator and to institute an exchange program by which outstanding awards may be surrendered or cancelled in exchange for awards of the same type which may have a higher or lower exercise price or different terms, awards of a different type or cash, or by which the exercise price of an outstanding award is increased or reduced. The administrator’s decisions, interpretations and other actions are final and binding on all participants.

Stock Options

Stock options may be granted under the Plan. The exercise price of options granted under the Plan must at least be equal to the fair market value of our Common Stock on the date of grant. The term of an option may not exceed ten years. With respect to any participant who owns more than 10% of the voting power of all classes of our outstanding stock, the term of an incentive stock option granted to such participant must not exceed five years and the exercise price must equal at least 110% of the fair market value on the grant date. The administrator will determine the methods of payment of the exercise price of an option, which may include cash, shares or other property acceptable to the administrator, as well as other types of consideration permitted by applicable law. After the termination of service of an employee, director or consultant, they may exercise their option for the period of time stated in their option agreement. In the absence of a specified time in an award agreement, if termination is due to death or disability, the option will remain exercisable for twelve months. In all other cases, in the absence of a specified time in an award agreement, the option will remain exercisable for three months following the termination of service. An option may not be exercised later than the expiration of its term. Subject to the provisions of the Plan, the administrator determines the other terms of options.

Stock Appreciation Rights

Stock appreciation rights may be granted under the Plan. Stock appreciation rights allow the recipient to receive the appreciation in the fair market value of our Common Stock between the exercise date and the date of grant. Stock appreciation rights may not have a term exceeding ten years. After the termination of service of an employee, director or consultant, they may exercise their stock appreciation right for the period of time stated in their stock appreciation rights agreement. In the absence of a specified time in an award agreement, if termination is due to death or disability, the stock appreciation rights will remain exercisable for twelve months. In all other cases, in the absence of a specified time in an award agreement, the stock appreciation rights will remain exercisable for three months following the termination of service. However, in no event may a stock appreciation right be exercised later than the expiration of its term. Subject to the provisions of the Plan, the administrator determines the other terms of stock appreciation rights, including when such rights become exercisable and whether to pay any increased appreciation in cash or with shares of our Common Stock, or a combination thereof, except that the per share exercise price for the shares to be issued pursuant to the exercise of a stock appreciation right will be no less than 100% of the fair market value per share on the date of grant.

Restricted Stock

Restricted stock may be granted under the Plan. Restricted stock awards are grants of shares of our Common Stock that vest in accordance with terms and conditions established by the administrator. The administrator will determine the number of shares of restricted stock granted to any employee, director or consultant and, subject to the provisions of the Plan, will determine the terms and conditions of such awards. The administrator may impose whatever conditions to vesting it determines to be appropriate (for example, the administrator may set restrictions based on the achievement of specific performance goals or continued service to us); provided, however, that the administrator, in its sole discretion, may accelerate the time at which any restrictions will lapse or be removed. Recipients of restricted stock awards generally will have voting and dividend rights with respect to such shares upon grant without regard to vesting, unless the administrator provides otherwise. Shares of restricted stock that do not vest are subject to our right of repurchase or forfeiture.

Restricted Stock Units

Restricted Stock Units (“RSUs”) may be granted under the Plan. RSUs are bookkeeping entries representing an amount equal to the fair market value of one share of our Common Stock. Subject to the provisions of the Plan, the administrator determines the terms and conditions of RSUs, including the vesting criteria and the form and timing of payment. The administrator may set vesting criteria based upon the achievement of company-wide, divisional, business unit or individual goals (including continued employment or service), applicable federal or state securities laws or any other basis determined by the administrator in its discretion. The administrator, in its sole discretion, may pay earned RSUs in the form of cash, in shares of our Common Stock or in some combination thereof. Notwithstanding the foregoing, the administrator, in its sole discretion, may accelerate the time at which any vesting requirements will be deemed satisfied.

Performance Units and Performance Shares

Performance units and performance shares may be granted under the Plan. Performance units and performance shares are awards that will result in a payment to a participant only if performance goals established by the administrator are achieved or the awards otherwise vest. The administrator will establish performance objectives or other vesting criteria in its discretion, which, depending on the extent to which they are met, will determine the number or the value of performance units and performance shares to be paid out to participants. The administrator may set performance objectives based on the achievement of company-wide, divisional, business unit or individual goals (including continued employment or service), applicable federal or state securities laws or any other basis determined by the administrator in its discretion. After the grant of a performance unit or performance share, the administrator, in its sole discretion, may reduce or waive any performance criteria or other vesting provisions for such performance units or performance shares. Performance units shall have an initial dollar value established by the administrator on or prior to the grant date. Performance shares shall have an initial value equal to the fair market value of our Common Stock on the grant date. The administrator, in its sole discretion, may pay earned performance units or performance shares in the form of cash, in shares or in some combination thereof.

Non-Employee Directors

The Plan provides that all non-employee directors will be eligible to receive all types of awards (except for incentive stock options) under the Plan.

Non-transferability of Awards

Unless the administrator provides otherwise, the Plan generally does not allow for the transfer of awards and only the recipient of an award may exercise an award during their lifetime. If the administrator makes an award transferrable, such award will contain such additional terms and conditions as the administrator deems appropriate.

Certain Adjustments

In the event of certain changes in our capitalization, to prevent diminution or enlargement of the benefits or potential benefits available under the Plan, the administrator will adjust the number and class of shares that may be delivered under the Plan or the number, class and price of shares covered by each outstanding award and the numerical share limits set forth in the Plan.

Dissolution or Liquidation

In the event of our proposed liquidation or dissolution, the administrator will notify participants as soon as practicable and all awards will terminate immediately prior to the consummation of such proposed transaction.

Merger or Change of Control

The Plan provides that in the event of our merger with or into another corporation or entity or a “change of control” (as defined in the Plan), each outstanding award will be treated as the administrator determines, including, without limitation, that (i) awards will be assumed, or substantially equivalent awards will be substituted, by the acquiring or succeeding corporation (or an affiliate thereof) with appropriate adjustments as to the number and kind of shares and prices; (ii) upon written notice to a participant, that the participant’s awards will terminate upon or immediately prior to the consummation of such merger or change of control; (iii) outstanding awards will vest and become exercisable, realizable or payable, or restrictions applicable to an award will lapse, in whole or in part, prior to or upon consummation of such merger or change of control and, to the extent the administrator determines, terminate upon or immediately prior to the effectiveness of such merger or change of control; (iv) (A) the termination of an award in exchange for an amount of cash or property, if any, equal to the amount that would have been attained upon the exercise of such award or realization of the participant’s rights as of the date of the occurrence of the transaction (and, for the avoidance of doubt, if as of the date of the occurrence of the transaction the administrator determines in good faith that no amount would have been attained upon the exercise of such award or realization of the participant’s rights, then such award may be terminated by us without payment) or (B) the replacement of such award with other rights or property selected by the administrator in its sole discretion; (v) with respect only to an award (or portion thereof) that is unvested as of immediately prior to the effective time of the merger or change of control, the termination of the award immediately prior to the effective time of the merger or change of control with such payment to the participant (including no payment) as the administrator determines in its discretion; or (vi) any combination of the foregoing. The administrator will not be obligated to treat all awards, all awards a participant holds, or all awards of the same type, similarly.

In the event that awards (or portion thereof) are not assumed or substituted for in the event of a merger or change of control, the participant will fully vest in and have the right to exercise all of their outstanding options and stock appreciation rights, including shares as to which such awards would not otherwise be vested or exercisable, all restrictions on restricted stock and RSUs will lapse and, with respect to awards with performance-based vesting, all performance goals or other vesting criteria will be deemed achieved at 100% of target levels and all other terms and conditions met, in all cases, unless specifically provided otherwise under the applicable award agreement or other written agreement between the participant and us or any of our subsidiaries or parents, as applicable. If an option or stock appreciation right is not assumed or substituted in the event of a merger or change of control, the administrator will notify the participant in writing or electronically that the option or stock appreciation right will be exercisable for a period of time determined by the administrator in its sole discretion and the vested option or stock appreciation right will terminate upon the expiration of such period.

For awards granted to an outside director, in the event of a change of control, the outside director will fully vest in and have the right to exercise all of their outstanding options and stock appreciation rights, all restrictions on restricted stock and RSUs will lapse and, for awards with performance-based vesting, unless specifically provided for in the award agreement, all performance goals or other vesting criteria will be deemed achieved at 100% of target levels and all other terms and conditions met.

Clawback

Awards will be subject to any clawback policy of Seneca and the administrator also may specify in an award agreement that the participant’s rights, payments or benefits with respect to an award will be subject to reduction, cancellation, forfeiture or recoupment upon the occurrence of certain specified events. Our Board may require a participant to forfeit, return or reimburse us all or a portion of the award or shares issued under the award, any amounts paid under the award and any payments or proceeds paid or provided upon disposition of the shares issued under the award in order to comply with such clawback policy or applicable laws.

Amendment and Termination

The administrator has the authority to amend, suspend or terminate the Plan provided such action does not impair the existing rights of any participant. The Plan will automatically terminate in 2030, unless we terminate it sooner.

Plan Benefit Table

As of the date hereof, we have made the following conditional grant:

Name and Position	Dollar Value	Number of Options
Kenneth Carter, PhD Executive Chairman	$231,845	471,400	(1)
Thomas Hazel, PhD SVP of Research and Development	$46,369	94,280	(2)

(1)	Represents a conditional option to purchase 471,400 shares of common stock on April 1, 2020. The grant requires shareholder approval as well the forfeiture of all of Dr. Carter’s previously issued vested and unvested grants. The option has a term of ten (10) years from issuance, and an exercise price of $0.6199 per share. The option vests (i) one quarter (1/4) on the effective date and (ii) three quarters (3/4) on a monthly basis over the thirty-six (36) month period following the effective date.

(2)	Represents a conditional option to purchase 94,280 shares of common stock on April 1, 2020. The grant requires shareholder approval. The option has a term of ten (10) years from issuance, and an exercise price of $0.6199 per share. The option vests (i) one quarter (1/4) on the effective date and (ii) three quarters (3/4) on a monthly basis over the thirty-six (36) month period following the effective date

Vote Required

The affirmative vote of a majority of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on this Proposal Seven will be required to approve the 2020 Plan. Abstentions will have the same effect as votes “AGAINST” this proposal. Broker non-votes will have no effect on this proposal. Unless marked to the contrary, valid proxies received will be voted “FOR” the 2020 Plan.

Recommendation of the Board

Our Board of Directors recommends that you vote FOR the approval of the 2020 Equity Incentive Plan.

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ANNUAL REPORT ON FORM 10-K AND OTHER SEC FILINGS

You can obtain copies of this Proxy Statement, our 2019 Annual Report and exhibits, as well as other filings we make with the SEC, on the SEC's website at www.sec.gov. or on Seneca’s website at www.senecabiopharma.com. Additional copies may be requested in writing. Such requests should be submitted to Dr. Kenneth Carter, Executive Chairman, Seneca Biopharma, Inc., 20271 Goldenrod Lane, Suite 2024, Germantown, Maryland 20876. Exhibits to Form 10-K will also be provided upon specific request. The materials will be provided without charge.

We have not incorporated by reference into this Proxy Statement the information in, or that can be accessed through, our website or social media channels, and you should not consider it to be a part of this Proxy Statement.

OTHER MATTERS

We have not received notice of and do not expect any matters to be presented for a vote at the Annual Meeting, other than the proposals described in this Proxy Statement. If you grant a proxy, the person named as proxy holder, Kenneth Carter, or his nominees or substitutes, will have the discretion to vote your shares on any additional matters properly presented for a vote at the meeting. If for any unforeseen reason, any of our nominees are not available as a candidate for director, the proxy holder will vote your proxy for such other candidate or candidates nominated by our Board of Directors.

By Order of the Board of Directors

June [*], 2020	/s/ Kenneth Carter
Executive Chairman of the Board

APPENDIX A

BOARD RESOLUTIONS

Reverse Stock Split Amendment

WHEREAS, on April 19, 2019, the Board approved: (i) a 1-for-2 to 1-for-25 reverse stock split subject to stockholder approval and (ii) the inclusion of a proposal in the Corporation’s proxy materials for the 2019 annual meeting of stockholders (the “2019 Annual Meeting”) to seek stockholder approval of an amendment to the Corporation’s amended and restated certificate of incorporation (the “Amendment”) to effect the proposed reverse stock split, at the discretion of the Board, at any time prior to the one (1) year anniversary of the 2019 Annual Meeting, at a ratio to be determine by the Board within such range;

WHEREAS, on June 19, 2019, the Corporation’s stockholders approved the Amendment and the proposed reverse stock split to be effected thereby at the 2019 Annual Meeting;

WHEREAS, on July 10, 2019, the Corporation filed the Amendment with the Secretary of State of the State of Delaware (the “Secretary of State”), which became effective at 5:00 p.m. (Eastern Standard Time) on July 17, 2019, which effected a 1-for-20 reverse stock split, as selected by the Board (the “Reverse Split”);

WHEREAS, the validity of the filing and effectiveness of the Amendment and the resulting Reverse Split has been challenged in a stockholder demand letter, dated February 17, 2020, due to statements in the proxy statement for the 2019 Annual Meeting (the “2019 Annual Meeting Proxy Statement”) with respect to the authority of brokers/nominees to vote shares held in "street name" on the proposal to approve the Amendment without instructions from the beneficial owner of such shares, and the fact that the votes cast by broker/nominees were not tabulated consistent with such disclosure;

WHEREAS, in order to eliminate any uncertainty regarding the effectiveness of the Amendment and the Reverse Split effected thereby, the Board has determined that it is advisable and in the best interests of the Corporation and its stockholders to ratify the filing and effectiveness of the Amendment and the Reverse Split pursuant to and in accordance with Section 204 of the DGCL; and

WHEREAS, any claim that the ratification of a defective corporate act under Section 204 of the Delaware General Corporation Law (the “DGCL”) is void or voidable as a defective corporate act (as defined in Section 204(h) of the DGCL) due to the failure(s) of authorization, or that the Delaware Court of Chancery should declare, in its discretion, that the ratification thereof in accordance with Section 204 of the DGCL not be effective or be effective only on certain conditions, must be brought within the later of 120 days from the relevant validation effective time (which in the case of the ratification of the filing and effectiveness of the Amendment and the Reverse Split shall be the date on which the certificate of validation in respect of the Amendment and the Reverse Split is filed with the Secretary of State and becomes effective in accordance with the DGCL).

NOW, THEREFORE, BE IT RESOLVED, that the potentially defective corporate acts to be ratified by these resolutions are the filing and effectiveness of the Amendment, which was filed with the Secretary of State on July 10, 2019, and the effectiveness of the Reverse Split effected thereby, which became effective on July 17, 2019;

RESOLVED, FURTHER, that the nature of the alleged failures of authorization in respect of the potentially defective corporate acts are:

(i)	the Amendment was submitted to the Corporation’s stockholders for their approval at the 2019 Annual Meeting, at which 2019 Annual Meeting, the Corporation’s inspector of elections determined that the proposal to approve the Amendments received the requisite stockholder approval and, based on that determination, the Corporation filed the Amendments with the Secretary of State on July 10, 2019 and effected the Reverse Split on July 17, 2019;(ii) as part of the determination that the Amendments received the requisite stockholder approval, votes cast by brokers/nominees without instruction from the beneficial owners of certain of the Corporation’s outstanding shares of Common Stock were counted as votes in favor of the adoption of the Amendments (the “Broker Votes”) and the voting of these shares by the brokers/nominees without instruction from the beneficial owners was inconsistent with certain statements made in the Corporation’s 2019 Annual Meeting Proxy Statement, which stated that brokers would not have discretion to vote on the proposal to approve the Amendments without instruction from the respective beneficial owner and that the failure of a beneficial owner to provide his, her or its broker/nominee with instruction regarding how to vote on the Amendments would have no effect on the proposal to approve the Amendment; and

(iii)	if the Broker Votes that voted in favor of the proposal to approve the Charter Amendment were not counted as votes “FOR” the proposal to approve the Charter Amendments, as suggested would be the case by the statements in the 2019 Annual Meeting Proxy Statement, the Charter Amendments may not have been approved by the holders of a majority of the outstanding shares of the Common Stock, as required by Section 242 of the DGCL.

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RESOLVED, FURTHER, that, pursuant to and in accordance with Section 204 of the DGCL, the filing and effectiveness of the Amendment and the effectiveness of the Reverse Split are hereby ratified, approved, adopted and confirmed in all respects;

RESOLVED, FURTHER, that the officers of the Corporation be, and each hereby is, authorized, empowered and directed, for and on behalf of the Corporation, to submit to the Corporation’s stockholders a proposal to ratify the foregoing purported defective corporate acts at the 2020 annual meeting of stockholders (as the same may be adjourned and/or postponed, the "Annual Meeting"), which meeting shall be held virtually on August 7, 2020, at 2 p.m. (local time) via a live interactive audio webcast on the Internet (unless the Board fixes another date, time and place), and are further directed to provide notice of the Annual Meeting in accordance with Section 204(d) of the DGCL to the stockholders entitled to notice thereof and to all other holders entitled to notice thereof;

RESOLVED, FURTHER, that the record date for determining the stockholders entitled to notice of and to vote at the Annual Meeting shall be the close of business on June 15, 2020 (unless the Board subsequently fixes a different record date for such purposes);

RESOLVED, FURTHER, that the Board hereby recommends that the stockholders entitled to vote on the proposal to ratify the Amendment and the Reverse Split vote to ratify such corporate acts;

RESOLVED, FURTHER, that, subject to the ratification of the filing and effectiveness of the Amendment and the effectiveness of the Reverse Split by the affirmative vote of the holders of a majority of the outstanding shares of Common Stock present in person or by proxy at the Annual Meeting entitled to vote thereon, the officers of the Corporation be, and each hereby is, authorized, empowered and directed, for and on behalf of the Corporation, to execute and file or cause to be filed with the Secretary of State a certificate of validation in respect of the ratification of the Amendment and the Reverse Split, with such certificate containing such information and being in such form as is prescribed by Section 204 of the DGCL; and

RESOLVED FURTHER, that the Board may abandon the ratification of any purported defective corporate act identified herein, whether before or after stockholder approval thereof and without further action thereby, at any time prior to the validation effective time (as defined in Section 204(h) of the DGCL) of such act.

RESOLVED FURTHER, that the officers of the Corporation are hereby authorized, empowered and directed in the name and on behalf of the Corporation, to do and cause to be done all such acts and things and to execute, deliver and perform obligations under all instruments, certificates, agreements and documents, and take whatever action is deemed necessary or advisable to comply with all applicable state and federal laws and to take such other action is deemed necessary to carry out the intent of the above-listed resolutions.

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APPENDIX B

§ 204 Ratification of defective corporate acts and stock

(a) Subject to subsection (f) of this section, no defective corporate act or putative stock shall be void or voidable solely as a result of a failure of authorization if ratified as provided in this section or validated by the Court of Chancery in a proceeding brought under § 205 of this title.

(b)

(1) In order to ratify 1 or more defective corporate acts pursuant to this section (other than the ratification of an election of the initial board of directors pursuant to paragraph (b)(2) of this section), the board of directors of the corporation shall adopt resolutions stating:

(A) The defective corporate act or acts to be ratified;

(B) The date of each defective corporate act or acts;

(C) If such defective corporate act or acts involved the issuance of shares of putative stock, the number and type of shares of putative stock issued and the date or dates upon which such putative shares were purported to have been issued;

(D) The nature of the failure of authorization in respect of each defective corporate act to be ratified; and

(E) That the board of directors approves the ratification of the defective corporate act or acts.

Such resolutions may also provide that, at any time before the validation effective time in respect of any defective corporate act set forth therein, notwithstanding the approval of the ratification of such defective corporate act by stockholders, the board of directors may abandon the ratification of such defective corporate act without further action of the stockholders. The quorum and voting requirements applicable to the ratification by the board of directors of any defective corporate act shall be the quorum and voting requirements applicable to the type of defective corporate act proposed to be ratified at the time the board adopts the resolutions ratifying the defective corporate act; provided that if the certificate of incorporation or bylaws of the corporation, any plan or agreement to which the corporation was a party or any provision of this title, in each case as in effect as of the time of the defective corporate act, would have required a larger number or portion of directors or of specified directors for a quorum to be present or to approve the defective corporate act, such larger number or portion of such directors or such specified directors shall be required for a quorum to be present or to adopt the resolutions to ratify the defective corporate act, as applicable, except that the presence or approval of any director elected, appointed or nominated by holders of any class or series of which no shares are then outstanding, or by any person that is no longer a stockholder, shall not be required.

(2) In order to ratify a defective corporate act in respect of the election of the initial board of directors of the corporation pursuant to § 108 of this title, a majority of the persons who, at the time the resolutions required by this paragraph (b)(2) of this section are adopted, are exercising the powers of directors under claim and color of an election or appointment as such may adopt resolutions stating:

(A) The name of the person or persons who first took action in the name of the corporation as the initial board of directors of the corporation;

(B) The earlier of the date on which such persons first took such action or were purported to have been elected as the initial board of directors; and

(C) That the ratification of the election of such person or persons as the initial board of directors is approved.

(c) Each defective corporate act ratified pursuant to paragraph (b)(1) of this section shall be submitted to stockholders for approval as provided in subsection (d) of this section, unless:

(1) No other provision of this title, and no provision of the certificate of incorporation or bylaws of the corporation, or of any plan or agreement to which the corporation is a party, would have required stockholder approval of such defective corporate act to be ratified, either at the time of such defective corporate act or at the time the board of directors adopts the resolutions ratifying such defective corporate act pursuant to paragraph (b)(1) of this section; and

(2) Such defective corporate act did not result from a failure to comply with § 203 of this title.

(d) If the ratification of a defective corporate act is required to be submitted to stockholders for approval pursuant to subsection (c) of this section, due notice of the time, place, if any, and purpose of the meeting shall be given at least 20 days before the date of the meeting to each holder of valid stock and putative stock, whether voting or nonvoting, at the address of such holder as it appears or most recently appeared, as appropriate, on the records of the corporation. The notice shall also be given to the holders of record of valid stock and putative stock, whether voting or nonvoting, as of the time of the defective corporate act, other than holders whose identities or addresses cannot be determined from the records of the corporation. The notice shall contain a copy of the resolutions adopted by the board of directors pursuant to paragraph (b)(1) of this section or the information required by paragraph (b)(1)(A) through (E) of this section and a statement that any claim that the defective corporate act or putative stock ratified hereunder is void or voidable due to the failure of authorization, or that the Court of Chancery should declare in its discretion that a ratification in accordance with this section not be effective or be effective only on certain conditions must be brought within 120 days from the applicable validation effective time. At such meeting, the quorum and voting requirements applicable to ratification of such defective corporate act shall be the quorum and voting requirements applicable to the type of defective corporate act proposed to be ratified at the time of the approval of the ratification, except that:

(1) If the certificate of incorporation or bylaws of the corporation, any plan or agreement to which the corporation was a party or any provision of this title in effect as of the time of the defective corporate act would have required a larger number or portion of stock or of any class or series thereof or of specified stockholders for a quorum to be present or to approve the defective corporate act, the presence or approval of such larger number or portion of stock or of such class or series thereof or of such specified stockholders shall be required for a quorum to be present or to approve the ratification of the defective corporate act, as applicable, except that the presence or approval of shares of any class or series of which no shares are then outstanding, or of any person that is no longer a stockholder, shall not be required;

(2) The approval by stockholders of the ratification of the election of a director shall require the affirmative vote of the majority of shares present at the meeting and entitled to vote on the election of such director, except that if the certificate of incorporation or bylaws of the corporation then in effect or in effect at the time of the defective election require or required a larger number or portion of stock or of any class or series thereof or of specified stockholders to elect such director, the affirmative vote of such larger number or portion of stock or of any class or series thereof or of such specified stockholders shall be required to ratify the election of such director, except that the presence or approval of shares of any class or series of which no shares are then outstanding, or of any person that is no longer a stockholder, shall not be required; and

(3) In the event of a failure of authorization resulting from failure to comply with the provisions of § 203 of this title, the ratification of the defective corporate act shall require the vote set forth in § 203(a)(3) of this title, regardless of whether such vote would have otherwise been required. Shares of putative stock on the record date for determining stockholders entitled to vote on any matter submitted to stockholders pursuant to subsection (c) of this section (and without giving effect to any ratification that becomes effective after such record date) shall neither be entitled to vote nor counted for quorum purposes in any vote to ratify any defective corporate act.

(e) If a defective corporate act ratified pursuant to this section would have required under any other section of this title the filing of a certificate in accordance with § 103 of this title, then, whether or not a certificate was previously filed in respect of such defective corporate act and in lieu of filing the certificate otherwise required by this title, the corporation shall file a certificate of validation with respect to such defective corporate act in accordance with § 103 of this title. A separate certificate of validation shall be required for each defective corporate act requiring the filing of a certificate of validation under this section, except that (i) 2 or more defective corporate acts may be included in a single certificate of validation if the corporation filed, or to comply with this title would have filed, a single certificate under another provision of this title to effect such acts, and (ii) 2 or more overissues of shares of any class, classes or series of stock may be included in a single certificate of validation, provided that the increase in the number of authorized shares of each such class or series set forth in the certificate of validation shall be effective as of the date of the first such overissue. The certificate of validation shall set forth:

(1) Each defective corporate act that is the subject of the certificate of validation (including, in the case of any defective corporate act involving the issuance of shares of putative stock, the number and type of shares of putative stock issued and the date or dates upon which such putative shares were purported to have been issued), the date of such defective corporate act, and the nature of the failure of authorization in respect of such defective corporate act;

(2) A statement that such defective corporate act was ratified in accordance with this section, including the date on which the board of directors ratified such defective corporate act and the date, if any, on which the stockholders approved the ratification of such defective corporate act; and

(3) Information required by 1 of the following paragraphs:

a. If a certificate was previously filed under § 103 of this title in respect of such defective corporate act and no changes to such certificate are required to give effect to such defective corporate act in accordance with this section, the certificate of validation shall set forth (x) the name, title and filing date of the certificate previously filed and of any certificate of correction thereto and (y) a statement that a copy of the certificate previously filed, together with any certificate of correction thereto, is attached as an exhibit to the certificate of validation;

b. If a certificate was previously filed under § 103 of this title in respect of the defective corporate act and such certificate requires any change to give effect to the defective corporate act in accordance with this section (including a change to the date and time of the effectiveness of such certificate), the certificate of validation shall set forth (x) the name, title and filing date of the certificate so previously filed and of any certificate of correction thereto, (y) a statement that a certificate containing all of the information required to be included under the applicable section or sections of this title to give effect to the defective corporate act is attached as an exhibit to the certificate of validation, and (z) the date and time that such certificate shall be deemed to have become effective pursuant to this section; or

c. If a certificate was not previously filed under § 103 of this title in respect of the defective corporate act and the defective corporate act ratified pursuant to this section would have required under any other section of this title the filing of a certificate in accordance with § 103 of this title, the certificate of validation shall set forth (x) a statement that a certificate containing all of the information required to be included under the applicable section or sections of this title to give effect to the defective corporate act is attached as an exhibit to the certificate of validation, and (y) the date and time that such certificate shall be deemed to have become effective pursuant to this section.

A certificate attached to a certificate of validation pursuant to paragraph (e)(3)b. or c. of this section need not be separately executed and acknowledged and need not include any statement required by any other section of this title that such instrument has been approved and adopted in accordance with the provisions of such other section.

(f) From and after the validation effective time, unless otherwise determined in an action brought pursuant to § 205 of this title:

(1) Subject to the last sentence of subsection (d) of this section, each defective corporate act ratified in accordance with this section shall no longer be deemed void or voidable as a result of the failure of authorization described in the resolutions adopted pursuant to subsection (b) of this section and such effect shall be retroactive to the time of the defective corporate act; and

(2) Subject to the last sentence of subsection (d) of this section, each share or fraction of a share of putative stock issued or purportedly issued pursuant to any such defective corporate act shall no longer be deemed void or voidable and shall be deemed to be an identical share or fraction of a share of outstanding stock as of the time it was purportedly issued.

(g) In respect of each defective corporate act ratified by the board of directors pursuant to subsection (b) of this section, prompt notice of the ratification shall be given to all holders of valid stock and putative stock, whether voting or nonvoting, as of the date the board of directors adopts the resolutions approving such defective corporate act, or as of a date within 60 days after such date of adoption, as established by the board of directors, at the address of such holder as it appears or most recently appeared, as appropriate, on the records of the corporation. The notice shall also be given to the holders of record of valid stock and putative stock, whether voting or nonvoting, as of the time of the defective corporate act, other than holders whose identities or addresses cannot be determined from the records of the corporation. The notice shall contain a copy of the resolutions adopted pursuant to subsection (b) of this section or the information specified in paragraphs (b)(1)(A) through (E) or paragraphs (b)(2)(A) through (C) of this section, as applicable, and a statement that any claim that the defective corporate act or putative stock ratified hereunder is void or voidable due to the failure of authorization, or that the Court of Chancery should declare in its discretion that a ratification in accordance with this section not be effective or be effective only on certain conditions must be brought within 120 days from the later of the validation effective time or the time at which the notice required by this subsection is given. Notwithstanding the foregoing, (i) no such notice shall be required if notice of the ratification of the defective corporate act is to be given in accordance with subsection (d) of this section, and (ii) in the case of a corporation that has a class of stock listed on a national securities exchange, the notice required by this subsection may be deemed given if disclosed in a document publicly filed by the corporation with the Securities and Exchange Commission pursuant to §§ 13, 14 or 15(d) [15 U.S.C. §§ 78m, 77n or 78o(d)] of the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder, or the corresponding provisions of any subsequent United States federal securities laws, rules or regulations. If any defective corporate act has been approved by stockholders acting pursuant to § 228 of this title, the notice required by this subsection may be included in any notice required to be given pursuant to § 228(e) of this title and, if so given, shall be sent to the stockholders entitled thereto under § 228(e) and to all holders of valid and putative stock to whom notice would be required under this subsection if the defective corporate act had been approved at a meeting other than any stockholder who approved the action by consent in lieu of a meeting pursuant to § 228 of this title or any holder of putative stock who otherwise consented thereto in writing. Solely for purposes of subsection (d) of this section and this subsection, notice to holders of putative stock, and notice to holders of valid stock and putative stock as of the time of the defective corporate act, shall be treated as notice to holders of valid stock for purposes of §§ 222 and 228, 229, 230, 232 and 233 of this title.

(h) As used in this section and in § 205 of this title only, the term:

(1) "Defective corporate act" means an overissue, an election or appointment of directors that is void or voidable due to a failure of authorization, or any act or transaction purportedly taken by or on behalf of the corporation that is, and at the time such act or transaction was purportedly taken would have been, within the power of a corporation under subchapter II of this chapter, but is void or voidable due to a failure of authorization;

(2) "Failure of authorization" means: (i) the failure to authorize or effect an act or transaction in compliance with the provisions of this title, the certificate of incorporation or bylaws of the corporation, or any plan or agreement to which the corporation is a party, if and to the extent such failure would render such act or transaction void or voidable; or (ii) the failure of the board of directors or any officer of the corporation to authorize or approve any act or transaction taken by or on behalf of the corporation that would have required for its due authorization the approval of the board of directors or such officer;

(3) "Overissue" means the purported issuance of:

a. Shares of capital stock of a class or series in excess of the number of shares of such class or series the corporation has the power to issue under § 161 of this title at the time of such issuance; or

b. Shares of any class or series of capital stock that is not then authorized for issuance by the certificate of incorporation of the corporation;

(4) "Putative stock" means the shares of any class or series of capital stock of the corporation (including shares issued upon exercise of options, rights, warrants or other securities convertible into shares of capital stock of the corporation, or interests with respect thereto that were created or issued pursuant to a defective corporate act) that:

a. But for any failure of authorization, would constitute valid stock; or

b. Cannot be determined by the board of directors to be valid stock;

(5) "Time of the defective corporate act" means the date and time the defective corporate act was purported to have been taken;

(6) "Validation effective time" with respect to any defective corporate act ratified pursuant to this section means the latest of:

a. The time at which the defective corporate act submitted to the stockholders for approval pursuant to subsection (c) of this section is approved by such stockholders or if no such vote of stockholders is required to approve the ratification of the defective corporate act, the time at which the board of directors adopts the resolutions required by paragraph (b)(1) or (b)(2) of this section;

b. Where no certificate of validation is required to be filed pursuant to subsection (e) of this section, the time, if any, specified by the board of directors in the resolutions adopted pursuant to paragraph (b)(1) or (b)(2) of this section, which time shall not precede the time at which such resolutions are adopted; and

c. The time at which any certificate of validation filed pursuant to subsection (e) of this section shall become effective in accordance with § 103 of this title.

(7) "Valid stock" means the shares of any class or series of capital stock of the corporation that have been duly authorized and validly issued in accordance with this title. In the absence of actual fraud in the transaction, the judgment of the board of directors that shares of stock are valid stock or putative stock shall be conclusive, unless otherwise determined by the Court of Chancery in a proceeding brought pursuant to § 205 of this title.

(i) Ratification under this section or validation under § 205 of this title shall not be deemed to be the exclusive means of ratifying or validating any act or transaction taken by or on behalf of the corporation, including any defective corporate act, or any issuance of stock, including any putative stock, or of adopting or endorsing any act or transaction taken by or in the name of the corporation prior to the commencement of its existence, and the absence or failure of ratification in accordance with either this section or validation under § 205 of this title shall not, of itself, affect the validity or effectiveness of any act or transaction or the issuance of any stock properly ratified under common law or otherwise, nor shall it create a presumption that any such act or transaction is or was a defective corporate act or that such stock is void or voidable.

79 Del. Laws, c. 72, § 4; 80 Del. Laws, c. 40, § 8.

§ 205 Proceedings regarding validity of defective corporate acts and stock

(a) Subject to subsection (f) of this section, upon application by the corporation, any successor entity to the corporation, any member of the board of directors, any record or beneficial holder of valid stock or putative stock, any record or beneficial holder of valid or putative stock as of the time of a defective corporate act ratified pursuant to § 204 of this title, or any other person claiming to be substantially and adversely affected by a ratification pursuant to § 204 of this title, the Court of Chancery may:

(1) Determine the validity and effectiveness of any defective corporate act ratified pursuant to § 204 of this title;

(2) Determine the validity and effectiveness of the ratification of any defective corporate act pursuant to § 204 of this title;

(3) Determine the validity and effectiveness of any defective corporate act not ratified or not ratified effectively pursuant to § 204 of this title;

(4) Determine the validity of any corporate act or transaction and any stock, rights or options to acquire stock; and

(5) Modify or waive any of the procedures set forth in § 204 of this title to ratify a defective corporate act.

(b) In connection with an action under this section, the Court of Chancery may:

(1) Declare that a ratification in accordance with and pursuant to § 204 of this title is not effective or shall only be effective at a time or upon conditions established by the Court;

(2) Validate and declare effective any defective corporate act or putative stock and impose conditions upon such validation by the Court;

(3) Require measures to remedy or avoid harm to any person substantially and adversely affected by a ratification pursuant to § 204 of this title or from any order of the Court pursuant to this section, excluding any harm that would have resulted if the defective corporate act had been valid when approved or effectuated;

(4) Order the Secretary of State to accept an instrument for filing with an effective time specified by the Court, which effective time may be prior or subsequent to the time of such order, provided that the filing date of such instrument shall be determined in accordance with § 103(c)(3) of this title;

(5) Approve a stock ledger for the corporation that includes any stock ratified or validated in accordance with this section or with § 204 of this title;

(6) Declare that shares of putative stock are shares of valid stock or require a corporation to issue and deliver shares of valid stock in place of any shares of putative stock;

(7) Order that a meeting of holders of valid stock or putative stock be held and exercise the powers provided to the Court under § 227 of this title with respect to such a meeting;

(8) Declare that a defective corporate act validated by the Court shall be effective as of the time of the defective corporate act or at such other time as the Court shall determine;

(9) Declare that putative stock validated by the Court shall be deemed to be an identical share or fraction of a share of valid stock as of the time originally issued or purportedly issued or at such other time as the Court shall determine; and

(10) Make such other orders regarding such matters as it deems proper under the circumstances.

(c) Service of the application under subsection (a) of this section upon the registered agent of the corporation shall be deemed to be service upon the corporation, and no other party need be joined in order for the Court of Chancery to adjudicate the matter. In an action filed by the corporation, the Court may require notice of the action be provided to other persons specified by the Court and permit such other persons to intervene in the action.

(d) In connection with the resolution of matters pursuant to subsections (a) and (b) of this section, the Court of Chancery may consider the following:

(1) Whether the defective corporate act was originally approved or effectuated with the belief that the approval or effectuation was in compliance with the provisions of this title, the certificate of incorporation or bylaws of the corporation;

(2) Whether the corporation and board of directors has treated the defective corporate act as a valid act or transaction and whether any person has acted in reliance on the public record that such defective corporate act was valid;

(3) Whether any person will be or was harmed by the ratification or validation of the defective corporate act, excluding any harm that would have resulted if the defective corporate act had been valid when approved or effectuated;

(4) Whether any person will be harmed by the failure to ratify or validate the defective corporate act; and

(5) Any other factors or considerations the Court deems just and equitable.

(e) The Court of Chancery is hereby vested with exclusive jurisdiction to hear and determine all actions brought under this section.

(f) Notwithstanding any other provision of this section, no action asserting:

(1) That a defective corporate act or putative stock ratified in accordance with § 204 of this title is void or voidable due to a failure of authorization identified in the resolution adopted in accordance with 204(b) of this title; or

(2) That the Court of Chancery should declare in its discretion that a ratification in accordance with § 204 of this title not be effective or be effective only on certain conditions, may be brought after the expiration of 120 days from the later of the validation effective time and the time notice, if any, that is required to be given pursuant to § 204(g) of this title is given with respect to such ratification, except that this subsection shall not apply to an action asserting that a ratification was not accomplished in accordance with § 204 of this title or to any person to whom notice of the ratification was required to have been given pursuant to § 204(d) or (g) of this title, but to whom such notice was not given.

79 Del. Laws, c. 72, § 5; 80 Del. Laws, c. 40, § 9.

APPENDIX C

2020 EQUITY INCENTIVE PLAN

SENECA BIOPHARMA, INC.

2020 EQUITY INCENTIVE PLAN

1.        Purposes of the Plan. The purposes of this Plan are:

•	to attract and retain the best available personnel for positions of substantial responsibility,

•	to provide additional incentive to Employees, Directors and Consultants, and

•	to promote the success of the Company’s business.

The Plan permits the grant of Incentive Stock Options, Nonstatutory Stock Options, Restricted Stock, Restricted Stock Units, Stock Appreciation Rights, Performance Units and Performance Shares.

2.       Definitions. As used herein, the following definitions will apply:

(a)        “Administrator” means the Board or any of its Committees as will be administering the Plan, in accordance with Section 4 of the Plan.

(b)        “Affiliate” means any corporation or any other entity (including, but not limited to, partnerships and joint ventures) controlling, controlled by, or under common control with the Company.

(c)        “Applicable Laws ” means the legal and regulatory requirements relating to the administration of equity-based awards and the related issuance of Shares thereunder, including but not limited to U.S. federal and state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any non-U.S. country or jurisdiction where Awards are, or will be, granted under the Plan.

(d)        “Award” means, individually or collectively, a grant under the Plan of Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Units or Performance Shares.

(e)        “Award Agreement” means the written or electronic agreement setting forth the terms and provisions applicable to each Award granted under the Plan. The Award Agreement is subject to the terms and conditions of the Plan.

(f)        “Board” means the Board of Directors of the Company.

(g)        “Change of Control” means the occurrence of any of the following events:

(1)        The acquisition by a Person or its affiliates of ownership of stock of the Company if, immediately after such acquisition, such Person and its affiliates collectively have Beneficial Ownership of issued and outstanding stock of the Company representing more than twenty percent (20%) of the total voting power of the issued and outstanding stock of the Company; provided, however, that for purposes of this subsection (1), the acquisition of stock by a Person from the Company in a transaction or issuance (including pursuant to equity awards) approved by the Board will not be considered a Change of Control even if, immediately after such acquisition, such Person and its affiliates collectively have Beneficial Ownership of issued and outstanding stock of the Company representing more than twenty percent (20%) of the total voting power of the issued and outstanding stock of the Company, unless at the time of such acquisition or at any time within one year following such acquisition, the Company’s Executive Chairman is no longer deemed a Service Provider to the Company and the change in the Executive Chairman’s status was involuntary and not the result of a termination due to death or disability, in which case such acquisition shall be treated as a Change of Control for purposes of this subsection (1) notwithstanding that such acquisition or the transaction that resulted in such acquisition was approved by the Board; or

(2)        If, during any period of twelve months in which the Company has a class of securities registered pursuant to Section 12 of the Exchange Act, a change in the composition of the Board occurs as a result of which fewer than a majority of the members of the Board are incumbent Directors; or

(3)        The consummation of a merger or consolidation of the Company with any other entity, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or its parent) at least fifty percent (50%) of the total voting power represented by the voting securities of the Company or such surviving entity or its parent outstanding immediately after such merger or consolidation; or

(4)        The acquisition by a Person or its affiliates (or a series of acquisitions by a Person or its affiliates during the twelve (12) month period ending on the date of the most recent acquisition by such Person or any of its affiliates) of assets from the Company that have a total gross fair market value equal to or more than fifty percent (50%) of the total gross fair market value of all of the assets of the Company immediately prior to such acquisition or such series of acquisitions; provided, however, that the foregoing provisions of this subsection (4) shall not be applicable to a transfer of assets by the Company to an entity, fifty percent (50%) or more of the total value or voting power of which is owned, directly or indirectly, by the Company. For purposes of this subsection (4), gross fair market value means the value of the assets of the Company, or the value of the assets being disposed of, determined without regard to any liabilities associated with such assets.

(h)        “Code” means the Internal Revenue Code of 1986, as amended. Reference to a specific section of the Code or regulation thereunder will include such section or regulation, any valid regulation promulgated under such section, and any comparable provision of any future legislation or regulation amending, supplementing or superseding such section or regulation.

(i)        “Committee” means a committee of Directors or of other individuals satisfying Applicable Laws appointed by the Board, or a duly authorized committee of the Board, in accordance with Section 4 hereof.

(j)        “Common Stock” means the common stock of the Company.

(k)       “Common Stock Equivalents” means any securities of the kind which would entitle the holder thereof to acquire at any time, Common Stock, including, without limitation, any debt, preferred stock, right, option, warrant or other instrument that is at any time convertible into or exercisable or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock.

(l)        “Company” means Seneca Biopharma, Inc., a Delaware corporation, or any successor thereto.

(m)        “Consultant” means any natural person, including an advisor, engaged by the Company, a Parent or Subsidiary, or an Affiliate to render bona fide services to such entity, provided the services (i) are not in connection with the offer or sale of securities in a capital-raising transaction, and (ii) do not directly promote or maintain a market for the Company’s securities, in each case, within the meaning of Form S-8 promulgated under the Securities Act, and provided, further, that a Consultant will include only those persons to whom the issuance of Shares may be registered under Form S-8 promulgated under the Securities Act.

(n)       “Dilutive Event” means except in the case and to the extent of Common Stock issued upon exercise of Excluded Securities, the issuance by the Company of Common Stock (i) at any time during the Measurement Period (including, without limitation, by virtue of the exercise, conversion or exchange of any Qualifying Securities at any time on or prior to the end of the applicable Measurement Period) or (ii) in connection with the exercise, conversion or exchange of any Qualifying Securities at any time after the Measurement Period.

(o)        “Director” means a member of the Board or of the board of directors of an Affiliate.

(p)        “Disability” means total and permanent disability as defined in Section 22(e)(3) of the Code, provided that in the case of Awards other than Incentive Stock Options, the Administrator in its discretion may determine whether a permanent and total disability exists in accordance with uniform and non-discriminatory standards adopted by the Administrator from time to time.

(q)        “Dividend Equivalent” means a credit, made at the discretion of the Administrator or as otherwise provided by the Plan, to the account of a Participant in an amount equal to the cash dividends paid on one Share for each Share represented by an Award held by such Participant.

(r)       “Effective Date” means April 1, 2020.

(s)        “Employee” means any person, including Officers and Directors, employed by the Company, any Parent or Subsidiary, or an Affiliate. Neither service as a Director nor payment of a director’s fee by the Company will be sufficient to constitute “employment” by the Company.

(t)        “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(u)        “Exchange Program ” means a program under which (i) outstanding Awards are surrendered or cancelled in exchange for awards of the same type (which may have higher or lower exercise prices and different terms), awards of a different type, and/or cash, (ii) Participants would have the opportunity to transfer any outstanding Awards to a financial institution or other person or entity selected by the Administrator, and/or (iii) the exercise price of an outstanding Award is increased or reduced. The Administrator will determine the terms and conditions of any Exchange Program in its sole discretion.

(v)       “Excluded Securities” means stock options exercisable for shares of Common Stock that are granted to officers or employees (provided that such stock options do not exceed 10% of the Company’s issued and outstanding shares of Common Stock at the end of the Measurement Period.

(w)        “Fair Market Value” means, the closing sales price for Common Stock as quoted on any established stock exchange, national market system or quotation system (including without limitation the New York Stock Exchange, NASDAQ Global Select Market, the NASDAQ Global Market, the NASDAQ Capital Market of The NASDAQ Stock Market or the OTCQB) on which the Common Stock is listed on the date of determination (or the closing bid, if no sales were reported), as reported in The Wall Street Journal or such other source as the Administrator deems reliable. If the determination date for the Fair Market Value occurs on a non-trading day (i.e., a weekend or holiday), the Fair Market Value will be such price on the immediately preceding trading day, unless otherwise determined by the Administrator. In the absence of an established market for the Common Stock, the Fair Market Value thereof will be determined in good faith by the Administrator.

The determination of fair market value for purposes of tax withholding may be made in the Administrator’s discretion subject to Applicable Laws and is not required to be consistent with the determination of Fair Market Value for other purposes.

(x)        “Fiscal Year” means the fiscal year of the Company.

(y)        “Incentive Stock Option” means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

(z)        “Inside Director” means a Director who is an Employee.

(aa)       “Measurement Period” means the later of: (i) the nine (9) month period following the Effective Date, or (ii) in the event that during such nine (9) month period, the Board authorizes or approves a Dilutive Event or the Company enters into a written agreement that contemplates effecting a Dilutive Event, then the period of time commencing on the Effective Date and ending upon the occurrence of such Dilutive Event. Provided however that in the event the Board decides not to consummate the transaction(s) contemplated in subsection (ii) contained herein, the Measurement Period will be as provided for in subsection (i) contained in this definition.

(bb)       “Nonstatutory Stock Option” means an Option that by its terms does not qualify or is not intended to qualify as an Incentive Stock Option.

(cc)       “Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

(dd)       “Option” means a stock option granted pursuant to the Plan.

(ee)       “Option Adjustment” means in the event that any Option granted under this Plan remains outstanding at the time of a Change of Control transaction and that, in connection with such Change of Control transaction, any then outstanding Qualifying Securities are entitled to receive consideration in connection with such Change of Control transaction or are assumed in connection with such Change of Control transaction, then, any such Qualifying Securities shall be deemed to be exercised, converted or exchanged in full immediately prior to the closing of such Change of Control transaction, all of the shares of Common Stock underlying such Qualifying Securities shall be deemed to be issued immediately prior to the closing of such Change of Control transaction and such deemed issuance of such shares of Common Stock shall be deemed to be a Dilutive Event that will result in an increase in the number of shares underlying the outstanding Option.

(ff)       “Outside Director” means a Director who is not an Employee.

(gg)       “Parent” means a “parent corporation,” whether now or hereafter existing, as defined in Section 424(e) of the Code.

(hh)       “Participant” means the holder of an outstanding Award.

(ii)        “Performance Share” means an Award denominated in Shares which may be earned in whole or in part upon attainment of performance goals or other vesting criteria as the Administrator may determine pursuant to Section 10.

(jj)       “Performance Unit” means an Award which may be earned in whole or in part upon attainment of performance goals or other vesting criteria as the Administrator may determine and which may be settled for cash, Shares or other securities or a combination of the foregoing pursuant to Section 10.

(kk)       “Period of Restriction” means the period during which the transfer of Shares of Restricted Stock are subject to restrictions and therefore, the Shares are subject to a substantial risk of forfeiture. Such restrictions may be based on the passage of time, the achievement of target levels of performance, or the occurrence of other events as determined by the Administrator.

(ll)       “Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind or more than such person or entity acting as a group.

(mm)       “Plan” means this 2020 Equity Incentive Plan.

(nn)       “Post-Dilutive Event Common Shares” means with respect to a Dilutive Event, the number of shares of Common Stock issued in connection with such Dilutive Event plus the number of shares of Qualifying Common Stock outstanding immediately before such Dilutive Event.

(oo)       “Pre-dilutive Event Common Shares” means with respect to a Dilutive Event, the number of shares of Qualifying Common Stock outstanding immediately prior to such Dilutive Event.

(pp)       “Qualifying Common Stock” means (i) shares of Common Stock that are issued and outstanding at any time on or prior to the end of the applicable Measurement Period (including, without limitation, by virtue of the exercise, conversion or exchange of any Qualifying Securities at any time on or prior to the end of the applicable Measurement Period), plus (ii) any shares of Common Stock that are issued at any time after the end of the applicable Measurement Period upon the exercise, conversion or exchange of any Qualifying Securities.

(qq)       “Qualifying Securities” means any Common Stock Equivalents that are issued and outstanding at any time on or prior to the end of the applicable Measurement Period.

(rr)       “Restricted Stock” means Shares issued pursuant to a Restricted Stock award under Section 7 of the Plan, or issued pursuant to the early exercise of an Option.

(ss)       “Restricted Stock Unit” means a bookkeeping entry representing an amount equal to the Fair Market Value of one Share, granted pursuant to Section 8. Each Restricted Stock Unit represents an unfunded and unsecured obligation of the Company.

(tt)       “Rule 16b-3” means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.

(uu)       “Section 16(b)” means Section 16(b) of the Exchange Act.

(vv)       “Section 409A” means Code Section 409A, as it has been and may be amended from time to time, and any proposed or final Treasury Regulations and Internal Revenue Service guidance that has been promulgated or may be promulgated thereunder from time to time.

(ww)       “Securities Act” means the Securities Act of 1933, as amended.

(xx)        “Service Provider” means an Employee, Director or Consultant.

(yy)       “Share” means a share of the Common Stock, as adjusted in accordance with Section 14 of the Plan.

(zz)       “Stock Appreciation Right” means an Award, granted alone or in connection with an Option, that pursuant to Section 9 is designated as a Stock Appreciation Right.

(aaa)       “Subsidiary” means a “subsidiary corporation,” whether now or hereafter existing, as defined in Section 424(f) of the Code.

3.        Stock Subject to the Plan.

(a)        Stock Subject to the Plan. Subject to the provisions of Section 14 of the Plan and the automatic increase set forth in Section 3(b) of the Plan, the maximum aggregate number of Shares that may be issued under the Plan is 600,000 Shares. The Shares may be authorized, but unissued, or reacquired Common Stock. Shares shall not be deemed to have been issued pursuant to the Plan (i) with respect to any portion of an Award that is settled in cash, or (ii) to the extent such Shares are withheld in satisfaction of tax withholding obligations.

(b)        Automatic Share Reserve Increase. Subject to the provisions of Section 14 of the Plan, the number of Shares available for issuance under the Plan will be increased automatically upon the occurrence of: a Dilutive Event by such number as required to make the percentage that the Shares underlying the aggregate outstanding Options (after giving effect to such increase and any Option Adjustment, if applicable) represent of the Post-Dilutive Event Common Shares equal to the percentage that the aggregate number of Shares underlying Options granted under this Plan immediately prior to the Dilutive Event represent of the Pre-Dilutive Event Common Shares

(c)        Lapsed Awards. If an Award expires or becomes unexercisable without having been exercised in full, is surrendered pursuant to an Exchange Program, or, with respect to Restricted Stock, Restricted Stock Units, Performance Units or Performance Shares, is forfeited to or repurchased by the Company due to failure to vest, the unpurchased Shares (or for Awards other than Options or Stock Appreciation Rights, the forfeited or repurchased Shares), which were subject thereto will become available for future grant or sale under the Plan (unless the Plan has terminated). With respect to Stock Appreciation Rights, only Shares actually issued (i.e., the net Shares issued) pursuant to a Stock Appreciation Right will cease to be available under the Plan; all remaining Shares under Stock Appreciation Rights will remain available for future grant or sale under the Plan (unless the Plan has terminated). Shares that have actually been issued under the Plan under any Award will not be returned to the Plan and will not become available for future distribution under the Plan; provided, however, that if Shares issued pursuant to Awards of Restricted Stock, Restricted Stock Units, Performance Shares or Performance Units are repurchased by the Company or are forfeited to the Company, such Shares will become available for future grant under the Plan. Shares used to pay the exercise price of an Award or to satisfy the tax withholding obligations related to an Award will become available for future grant or sale under the Plan. To the extent an Award under the Plan is paid out in cash rather than Shares, such cash payment will not result in reducing the number of Shares available for issuance under the Plan. Notwithstanding the foregoing and, subject to adjustment as provided in Section 14, the maximum number of Shares that may be issued upon the exercise of Incentive Stock Options will equal the aggregate Share number stated in Section 3(a), plus, to the extent allowable under Section 422 of the Code and the Treasury Regulations promulgated thereunder, any Shares that become available for issuance under the Plan pursuant to Sections 3(b) and 3(c).

(d)        Share Reserve . The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as will be sufficient to satisfy the requirements of the Plan.

4.        Administration of the Plan.

(a)	Procedure.

(i)        Multiple Administrative Bodies. Different Committees with respect to different groups of Service Providers may administer the Plan.

(ii)        Rule 16b-3. To the extent desirable to qualify transactions hereunder as exempt under Rule 16b-3, the transactions contemplated hereunder will be structured to satisfy the requirements for exemption under Rule 16b-3.

(iii)        Other Administration. Other than as provided above, the Plan will be administered by (A) the Board or (B) a Committee, which committee will be constituted to satisfy Applicable Laws.

(b)        Powers of the Administrator. Subject to the provisions of the Plan, and in the case of a Committee, subject to the specific duties delegated by the Board to such Committee, the Administrator will have the authority, in its discretion:

(i)	to determine the Fair Market Value;

(ii)	to select the Service Providers to whom Awards may be granted hereunder;

(iii)	to determine the number of Shares to be covered by each Award granted hereunder;

(iv)	to approve forms of Award Agreements for use under the Plan;

(v)                to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Award granted hereunder. Such terms and conditions include, but are not limited to, the exercise price, the time or times when Awards may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Award or the Shares relating thereto, based in each case on such factors as the Administrator will determine;

(vi)              to institute and determine the terms and conditions of an Exchange Program;

(vii)            to determine and confirm the occurrence of a Dilutive Event or Change of Control transaction which would result in an automatic increase in the number of Shares issuable under the Plan in accordance with Section 3(b).

(viii)          to construe and interpret the terms of the Plan and Awards granted pursuant to the Plan;

(ix)              to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of satisfying applicable non-U.S. laws or for qualifying for favorable tax treatment under applicable non-U.S. laws;

(x)                to modify or amend each Award (subject to Section 19 of the Plan), including but not limited to the discretionary authority to extend the post-termination exercisability period of Awards and to extend the maximum term of an Option (subject to Section 6(b) of the Plan regarding Incentive Stock Options);

(xi)              to allow Participants to satisfy tax withholding obligations in such manner as prescribed in Section 15 of the Plan;

(xii)            to authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Award previously granted by the Administrator;

(xiii)          to allow a Participant to defer the receipt of the payment of cash or the delivery of Shares that would otherwise be due to such Participant under an Award; and

(xiv)          to make all other determinations deemed necessary or advisable for administering the Plan.

(c)        Effect of Administrator’s Decision. The Administrator’s decisions, determinations and interpretations will be final and binding on all Participants and any other holders of Awards.

5.        Eligibility. Nonstatutory Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Shares and Performance Units may be granted to Service Providers. Incentive Stock Options may be granted only to Employees of the Company, or any Parent or Subsidiary.

6.        Stock Options.

(a)        Limitations. Each Option will be designated in the Award Agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designation, to the extent that the aggregate fair market value of the shares with respect to which incentive stock options are exercisable for the first time by the Participant during any calendar year (under all plans of the Company and any Parent or Subsidiary) exceeds one hundred thousand dollars ($100,000), such options will be treated as nonstatutory stock options. For purposes of this Section 6(a), incentive stock options will be taken into account in the order in which they were granted. The fair market value of the shares will be determined as of the time the option with respect to such shares is granted.

(b)        Term of Option. The term of each Option will be stated in the Award Agreement. In the case of an Incentive Stock Option, the term will be ten (10) years from the date of grant or such shorter term as may be provided in the Award Agreement. Moreover, in the case of an Incentive Stock Option granted to a Participant who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Incentive Stock Option will be five (5) years from the date of grant or such shorter term as may be provided in the Award Agreement.

(c)        Option Exercise Price and Consideration.

(i)        Exercise Price. The per share exercise price for the Shares to be issued pursuant to exercise of an Option will be determined by the Administrator, subject to the following:

(1)                In the case of an Incentive Stock Option (A) granted to an Employee who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price will be no less than one hundred ten percent (110%) of the Fair Market Value per Share on the date of grant or (B) granted to any Employee other than an Employee described in paragraph (A) immediately above, the per Share exercise price will be no less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant.

(2)        In the case of a Nonstatutory Stock Option, the per Share exercise price will be no less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant.

(3)        Notwithstanding the foregoing, Options may be granted with a per Share exercise price of less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant pursuant to a transaction described in, and in a manner consistent with, Section 424(a) of the Code.

(ii)        Waiting Period and Exercise Dates. At the time an Option is granted, the Administrator will fix the period within which the Option may be exercised and will determine any conditions that must be satisfied before the Option may be exercised.

(iii)        Form of Consideration. The Administrator will determine the acceptable form of consideration for exercising an Option, including the method of payment. In the case of an Incentive Stock Option, the Administrator will determine the acceptable form of consideration at the time of grant. Such consideration may consist entirely of: (1) cash; (2) check; (3) promissory note, to the extent permitted by Applicable Laws, (4) other Shares, provided that such Shares have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which such Option will be exercised and provided that accepting such Shares will not result in any adverse accounting consequences to the Company, as the Administrator determines in its sole discretion; (5) consideration received by the Company under a broker-assisted (or other) cashless exercise program (whether through a broker or otherwise) implemented by the Company in connection with the Plan; (6) by net exercise; (7) such other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Laws; or (8) any combination of the foregoing methods of payment.

(d)        Exercise of Option.

(i)        Procedure for Exercise; Rights as a Stockholder. Any Option granted hereunder will be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Administrator and set forth in the Award Agreement. An Option may not be exercised for a fraction of a Share. An Option will be deemed exercised when the Company receives: (i) a notice of exercise (in such form as the Administrator may specify from time to time) from the person entitled to exercise the Option, and (ii) full payment for the Shares with respect to which the Option is exercised (together with applicable withholding taxes). Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Award Agreement and the Plan. Shares issued upon exercise of an Option will be issued in the name of the Participant or, if requested by the Participant, in the name of the Participant and his or her spouse. Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder will exist with respect to the Shares subject to an Option, notwithstanding the exercise of the Option. The Company will issue (or cause to be issued) such Shares promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 14 of the Plan. Exercising an Option in any manner will decrease the number of Shares thereafter available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

(ii)        Termination of Relationship as a Service Provider. If a Participant ceases to be a Service Provider, other than upon the Participant’s termination as the result of the Participant’s death or Disability, the Participant may exercise his or her Option within such period of time as is specified in the Award Agreement to the extent that the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Award Agreement). In the absence of a specified time in the Award Agreement, the Option will remain exercisable for three (3) months following the Participant’s termination. Unless otherwise provided by the Administrator, if on the date of termination the Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option will revert to the Plan. If after termination the Participant does not exercise his or her Option within the time specified by the Administrator, the Option will terminate, and the Shares covered by such Option will revert to the Plan.

(iii)        Disability of Participant. If a Participant ceases to be a Service Provider as a result of the Participant’s Disability, the Participant may exercise his or her Option within such period of time as is specified in the Award Agreement to the extent the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Award Agreement). In the absence of a specified time in the Award Agreement, the Option will remain exercisable for twelve (12) months following the Participant’s termination. Unless otherwise provided by the Administrator, if on the date of termination the Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option will revert to the Plan. If after termination the Participant does not exercise his or her Option within the time specified herein, the Option will terminate, and the Shares covered by such Option will revert to the Plan.

(iv)        Death of Participant. If a Participant dies while a Service Provider, the Option may be exercised following the Participant’s death within such period of time as is specified in the Award Agreement to the extent that the Option is vested on the date of death (but in no event may the option be exercised later than the expiration of the term of such Option as set forth in the Award Agreement), by the Participant’s designated beneficiary, provided such beneficiary has been designated prior to Participant’s death in a form acceptable to the Administrator. If no such beneficiary has been designated by the Participant, then such Option may be exercised by the personal representative of the Participant’s estate or by the person(s) to whom the Option is transferred pursuant to the Participant’s will or in accordance with the laws of descent and distribution. In the absence of a specified time in the Award Agreement, the Option will remain exercisable for twelve (12) months following Participant’s death. Unless otherwise provided by the Administrator, if at the time of death Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option will immediately revert to the Plan. If the Option is not so exercised within the time specified herein, the Option will terminate, and the Shares covered by such Option will revert to the Plan.

(v)        Tolling Expiration. A Participant’s Award Agreement may also provide that:

(1)        if the exercise of the Option following the termination of Participant’s status as a Service Provider (other than upon the Participant’s death or Disability) would result in liability under Section 16(b) of the Exchange Act, then the Option will terminate on the earlier of (A) the expiration of the term of the Option set forth in the Award Agreement, or (B) the tenth (10th) day after the last date on which such exercise would result in liability under Section 16(b) of the Exchange Act; or

(2)        if the exercise of the Option following the termination of the Participant’s status as a Service Provider (other than upon the Participant’s death or Disability) would be prohibited at any time solely because the issuance of Shares would violate the registration requirements under the Securities Act, then the Option will terminate on the earlier of (A) the expiration of the term of the Option or (B) the expiration of a period of thirty (30)-day period after the termination of the Participant’s status as a Service Provider during which the exercise of the Option would not be in violation of such registration requirements.

7.        Restricted Stock.

(a)        Grant of Restricted Stock. Subject to the terms and provisions of the Plan, the Administrator, at any time and from time to time, may grant Shares of Restricted Stock to Service Providers in such amounts as the Administrator, in its sole discretion, will determine.

(b)        Restricted Stock Agreement. Each Award of Restricted Stock will be evidenced by an Award Agreement that will specify the Period of Restriction, the number of Shares granted, and such other terms and conditions as the Administrator, in its sole discretion, will determine. Unless the Administrator determines otherwise, the Company as escrow agent will hold Shares of Restricted Stock until the restrictions on such Shares have lapsed.

(c)        Transferability. Except as provided in this Section 7 or the Award Agreement, Shares of Restricted Stock may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until the end of the applicable Period of Restriction.

(d)        Other Restrictions. The Administrator, in its sole discretion, may impose such other restrictions on Shares of Restricted Stock as it may deem advisable or appropriate.

(e)        Removal of Restrictions. Except as otherwise provided in this Section 7, Shares of Restricted Stock covered by each Restricted Stock grant made under the Plan will be released from escrow as soon as practicable after the last day of the Period of Restriction or at such other time as the Administrator may determine. The Administrator, in its discretion, may accelerate the time at which any restrictions will lapse or be removed.

(f)        Voting Rights. During the Period of Restriction, Service Providers holding Shares of Restricted Stock granted hereunder may exercise full voting rights with respect to those Shares, unless the Administrator determines otherwise.

(g)        Dividends and Other Distributions. During the Period of Restriction, Service Providers holding Shares of Restricted Stock will be entitled to receive all dividends and other distributions paid with respect to such Shares, unless the Administrator provides otherwise. If any such dividends or distributions are paid in Shares, the Shares will be subject to the same restrictions on transferability and forfeitability as the Shares of Restricted Stock with respect to which they were paid.

(h)        Return of Restricted Stock to Company. On the date set forth in the Award Agreement, the Restricted Stock for which restrictions have not lapsed will revert to the Company and again will become available for grant under the Plan.

8.        Restricted Stock Units.

(a)        Grant. Restricted Stock Units may be granted at any time and from time to time as determined by the Administrator. After the Administrator determines that it will grant Restricted Stock Units under the Plan, it will advise the Participant in an Award Agreement of the terms, conditions, and restrictions related to the grant, including the number of Restricted Stock Units.

(b)        Vesting Criteria and Other Terms. The Administrator will set vesting criteria in its discretion, which, depending on the extent to which the criteria are met, will determine the number of Restricted Stock Units that will be paid out to the Participant. The Administrator may set vesting criteria based upon the achievement of Company-wide, divisional, business unit, or individual goals (including, but not limited to, continued employment or service), applicable federal or state securities laws or any other basis determined by the Administrator in its discretion.

(c)        Earning Restricted Stock Units. Upon meeting the applicable vesting criteria, the Participant will be entitled to receive a payout as determined by the Administrator. Notwithstanding the foregoing, at any time after the grant of Restricted Stock Units, the Administrator, in its sole discretion, may reduce or waive any vesting criteria that must be met to receive a payout.

(d)        Form and Timing of Payment. Payment of earned Restricted Stock Units will be made as soon as practicable after the date(s) determined by the Administrator and set forth in the Award Agreement. The Administrator, in its sole discretion, may only settle earned Restricted Stock Units in cash, Shares, or a combination of both.

(e)        Cancellation. On the date set forth in the Award Agreement, all unearned Restricted Stock Units will be forfeited to the Company.

(f)        Voting Rights, Dividend Equivalents and Distributions. Participants shall have no voting rights with respect to Shares represented by Restricted Stock Units until the date of the issuance of such Shares (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company). However, the Administrator, in its discretion, may provide in the Award Agreement evidencing any Restricted Stock Unit Award that the Participant shall be entitled to receive Dividend Equivalents with respect to the payment of cash dividends on Shares having a record date prior to the date on which the Restricted Stock Units held by such Participant are settled or forfeited. Such Dividend Equivalents, if any, shall be paid by crediting the Participant with additional whole Restricted Stock Units as of the date of payment of such cash dividends on Shares. The number of additional Restricted Stock Units (rounded to the nearest whole number) to be so credited shall be determined by dividing (i) the amount of cash dividends paid on such date with respect to the number of Shares represented by the Restricted Stock Units previously credited to the Participant by (ii) the Fair Market Value per Share on such date. Such additional Restricted Stock Units shall be subject to the same terms and conditions, including but not limited to vesting conditions, and shall be settled in the same manner and at the same time as the Restricted Stock Units originally subject to the Restricted Stock Unit Award. Settlement of Dividend Equivalents may be made in cash, Shares, or a combination thereof as determined by the Administrator. In the event of a dividend or distribution paid in Shares or any other adjustment made upon a change in the capital structure of the Company as described in Section 14(a) appropriate adjustments shall be made in the Participant’s Restricted Stock Unit Award so that it represents the right to receive upon settlement any and all new, substituted or additional securities or other property (other than normal cash dividends) to which the Participant would be entitled by reason of the Shares issuable upon settlement of the Award, and all such new, substituted or additional securities or other property shall be immediately subject to the same vesting conditions as are applicable to the Award.

9.        Stock Appreciation Rights.

(a)        Grant of Stock Appreciation Rights. Subject to the terms and conditions of the Plan, a Stock Appreciation Right may be granted to Service Providers at any time and from time to time as will be determined by the Administrator, in its sole discretion.

(b)                Number of Shares. The Administrator will have complete discretion to determine the number of Stock Appreciation Rights granted to any Service Provider.

(c)        Exercise Price and Other Terms. The per share exercise price for the Shares to be issued pursuant to exercise of a Stock Appreciation Right will be determined by the Administrator and will be no less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant. Otherwise, the Administrator, subject to the provisions of the Plan, will have complete discretion to determine the terms and conditions of Stock Appreciation Rights granted under the Plan.

(d)        Stock Appreciation Right Agreement. Each Stock Appreciation Right grant will be evidenced by an Award Agreement that will specify the exercise price, the term of the Stock Appreciation Right, the conditions of exercise, and such other terms and conditions as the Administrator, in its sole discretion, will determine.

(e)        Expiration of Stock Appreciation Rights. A Stock Appreciation Right granted under the Plan will expire ten (10) years from the date of grant or such shorter term as may be provided in the Award Agreement, as determined by the Administrator, in its sole discretion. Notwithstanding the foregoing, the rules of Section 6(d) relating to exercise also will apply to Stock Appreciation Rights.

(f)        Payment of Stock Appreciation Right Amount. Upon exercise of a Stock Appreciation Right, a Participant will be entitled to receive payment from the Company in an amount determined by multiplying:

(i)        The difference between the Fair Market Value of a Share on the date of exercise over the exercise price; times

(ii)        The number of Shares with respect to which the Stock Appreciation Right is exercised.

At the discretion of the Administrator, the payment upon Stock Appreciation Right exercise may be in cash, in Shares of equivalent value, or in some combination thereof.

10.        Performance Units and Performance Shares.

(a)        Grant of Performance Units/Shares. Performance Units and Performance Shares may be granted to Service Providers at any time and from time to time, as will be determined by the Administrator, in its sole discretion. The Administrator will have complete discretion in determining the number of Performance Units and Performance Shares granted to each Participant.

(b)        Value of Performance Units/Shares. Each Performance Unit will have an initial value that is established by the Administrator on or before the date of grant. Each Performance Share will have an initial value equal to the Fair Market Value of a Share on the date of grant.

(c)        Performance Objectives and Other Terms. The Administrator will set performance objectives or other vesting provisions (including, without limitation, continued status as a Service Provider) in its discretion which, depending on the extent to which they are met, will determine the number or value of Performance Units/Shares that will be paid out to the Service Providers. The time period during which the performance objectives or other vesting provisions must be met will be called the “Performance Period.” Each Award of Performance Units/Shares will be evidenced by an Award Agreement that will specify the Performance Period, and such other terms and conditions as the Administrator, in its sole discretion, will determine. The Administrator may set performance objectives based upon the achievement of Company-wide, divisional, business unit or individual goals (including, but not limited to, continued employment or service), applicable federal or state securities laws, or any other basis determined by the Administrator in its discretion.

(d)        Earning of Performance Units/Shares. After the applicable Performance Period has ended, the holder of Performance Units/Shares will be entitled to receive a payout of the number of Performance Units/Shares earned by the Participant over the Performance Period, to be determined as a function of the extent to which the corresponding performance objectives or other vesting provisions have been achieved. After the grant of a Performance Unit/Share, the Administrator, in its sole discretion, may reduce or waive any performance objectives or other vesting provisions for such Performance Unit/Share.

(e)        Form and Timing of Payment of Performance Units/Shares. Payment of earned Performance Units/Shares will be made as soon as practicable after the expiration of the applicable Performance Period. The Administrator, in its sole discretion, may pay earned Performance Units/Shares in the form of cash, in Shares (which have an aggregate Fair Market Value equal to the value of the earned Performance Units/Shares at the close of the applicable Performance Period) or in a combination thereof.

(f)        Cancellation of Performance Units/Shares. On the date set forth in the Award Agreement, all unearned or unvested Performance Units/Shares will be forfeited to the Company, and again will be available for grant under the Plan.

(g)        Voting Rights, Dividend Equivalents and Distributions. Participants shall have no voting rights with respect to Shares represented by Performance Units and/or Performance Shares until the date of the issuance of such Shares (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company). However, the Administrator, in its discretion, may provide in the Award Agreement evidencing any Award of Performance Shares that the Participant shall be entitled to receive Dividend Equivalents with respect to the payment of cash dividends on Shares having a record date prior to the date on which the Performance Shares are settled or forfeited. Such Dividend Equivalents, if any, shall be paid by crediting the Participant with additional whole Performance Shares as of the date of payment of such cash dividends on Shares. The number of additional Performance Units or Performance Shares, as applicable, (rounded to the nearest whole number) to be so credited shall be determined by dividing (i) the amount of cash dividends paid on such date with respect to the number of Shares represented by the Performance Shares previously credited to the Participant by (ii) the Fair Market Value per Share on such date. Such additional Performance Shares shall be subject to the same terms and conditions, including but not limited to vesting conditions, and shall be settled in the same manner and at the same time (or as soon thereafter as practicable) as the Performance Units or Performance Shares, as applicable, originally subject to the Award of Performance Units or Performance Shares, as applicable. Settlement of Dividend Equivalents may be made in cash, Shares, or a combination thereof as determined by the Administrator, and may be paid on the same basis as settlement of the related Performance Share. Dividend Equivalents shall not be paid with respect to Performance Units. In the event of a dividend or distribution paid in Shares or any other adjustment made upon a change in the capital structure of the Company as described in Section 14(a) appropriate adjustments shall be made in the Participant’s Award of Performance Shares so that it represents the right to receive upon settlement any and all new, substituted or additional securities or other property (other than normal cash dividends) to which the Participant would be entitled by reason of the Shares issuable upon settlement of the Award, and all such new, substituted or additional securities or other property shall be immediately subject to the same vesting conditions as are applicable to the Award.

11.        Leaves of Absence/Transfer Between Locations. Unless the Administrator provides otherwise, vesting of Awards granted hereunder will be suspended during any unpaid leave of absence. A Participant will not cease to be an Employee in the case of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company, its Parent, or any Subsidiary or Affiliate. For purposes of Incentive Stock Options, no such leave may exceed three (3) months, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, then six (6) months following the first (1st) day of such leave any Incentive Stock Option held by the Participant will cease to be treated as an Incentive Stock Option and will be treated for tax purposes as a Nonstatutory Stock Option.

12.        Transferability of Awards. Unless determined otherwise by the Administrator, an Award may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Participant, only by the Participant. If the Administrator makes an Award transferable, such Award will contain such additional terms and conditions as the Administrator deems appropriate.

13.       Insider Trading Policy. Each Participant who receives an Award shall comply with any policy adopted by the Company from time to time covering transactions in the Company’s securities by Employees, officers and/or Directors of the Company.

14.        Adjustments; Dissolution or Liquidation; Merger or Change of Control.

(a)                Adjustments. In the event that any dividend or other distribution (whether in the form of cash, Shares, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Shares or other securities of the Company, or other change in the corporate structure of the Company affecting the Shares occurs, the Administrator, in order to prevent diminution or enlargement of the benefits or potential benefits intended to be made available under the Plan, will adjust the number and class of Shares that may be delivered under the Plan and/or the number, class, and price of Shares covered by each outstanding Award, and the numerical Share limits in Section 3 of the Plan.

(b)                Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Administrator will notify each Participant as soon as practicable prior to the effective date of such proposed transaction. To the extent it has not been previously exercised, an Award will terminate immediately prior to the consummation of such proposed action.

(c)                Dilutive Event Adjustment; Change of Control. Upon the occurrence of a Dilutive Event, the number of Shares underlying any Option will automatically be increased by such number as required to make the percentage that the Shares underlying the Option (after giving effect to such increase and any Option Adjustment, if applicable) represent of the Post-Dilutive Event Common Shares equal to the percentage that the number of Shares underlying the Option immediately prior to the Dilutive Event represent of the Pre-Dilutive Event Common Shares.

(d)                Change of Control Adjustment. In the event of a merger of the Company with or into another corporation or other entity or a Change of Control, in which the Company is not the surviving entity, each outstanding Award will be treated as the Administrator determines (subject to the provisions of the following paragraph) without a Participant’s consent, including, without limitation, that (i) Awards will be assumed, or substantially equivalent awards will be substituted, by the acquiring or succeeding corporation (or an affiliate thereof) with appropriate adjustments as to the number and kind of shares and prices; (ii) upon written notice to a Participant, that the Participant’s Awards will terminate upon or immediately prior to the consummation of such merger or Change of Control; (iii) outstanding Awards will vest and become exercisable, realizable, or payable, or restrictions applicable to an Award will lapse, in whole or in part prior to or upon consummation of such merger or Change of Control, and, to the extent the Administrator determines, terminate upon or immediately prior to the effectiveness of such merger or Change of Control; (iv) (A) the termination of an Award in exchange for an amount of cash and/or property, if any, equal to the amount that would have been attained upon the exercise of such Award or realization of the Participant’s rights as of the date of the occurrence of the transaction (and, for the avoidance of doubt, if as of the date of the occurrence of the transaction the Administrator determines in good faith that no amount would have been attained upon the exercise of such Award or realization of the Participant’s rights, then such Award may be terminated by the Company without payment), or (B) the replacement of such Award with other rights or property selected by the Administrator in its sole discretion; (v) with respect only to an Award (or portion thereof) that is unvested as of immediately prior to the effective time of the merger or Change of Control, the termination of the Award immediately prior to the effective time of the merger or Change of Control with such payment to the Participant (including no payment) as the Administrator determines in its discretion; or (vi) any combination of the foregoing. In taking any of the actions permitted under this subsection 14(d), the Administrator will not be obligated to treat all Awards, all Awards held by a Participant, or all Awards of the same type, similarly.

In the event that the successor corporation does not assume or substitute for the Award (or portion thereof), the Participant will fully vest in and have the right to exercise all of his or her outstanding Options and Stock Appreciation Rights, including Shares as to which such Awards would not otherwise be vested or exercisable, all restrictions on Restricted Stock and Restricted Stock Units will lapse, and, with respect to Awards with performance-based vesting, all performance goals or other vesting criteria will be deemed achieved at one hundred percent (100%) of target levels and all other terms and conditions met, in all cases, unless specifically provided otherwise under the applicable Award Agreement or other written agreement between the Participant and the Company or any of its Subsidiaries or Parents, as applicable. If an Option or Stock Appreciation Right is not assumed or substituted in the event of a merger or Change of Control, the Administrator will notify the Participant in writing or electronically that the Option or Stock Appreciation Right will be exercisable for a period of time determined by the Administrator in its sole discretion, and the vested Option or Stock Appreciation Right will terminate upon the expiration of such period.

For the purposes of this subsection 14(d), an Award will be considered assumed if, following the merger or Change of Control, the Award confers the right to purchase or receive, for each Share subject to the Award immediately prior to the merger or Change of Control, the consideration (whether stock, cash, or other securities or property) received in the merger or Change of Control by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger or Change of Control is not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of an Option or Stock Appreciation Right or upon the payout of a Restricted Stock Unit, Performance Shares, or Performance Units for each Share subject to such Award, to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the merger or Change of Control.

Notwithstanding anything in this Section 14(d) to the contrary, if a payment under an Award Agreement is subject to Code Section 409A and if the change of control definition contained in the Award Agreement does not comply with the definition of “change of control” for purposes of a distribution under Code Section 409A, then any payment of an amount that is otherwise accelerated under this Section will be delayed until the earliest time that such payment would be permissible under Code Section 409A without triggering any penalties applicable under Code Section 409A.

Notwithstanding anything in this Section 14(d) to the contrary, an Award that vests, is earned or paid-out upon the satisfaction of one or more performance goals will not be considered assumed if the Company or its successor modifies any of such performance goals without the Participant’s consent; provided, however, a modification to such performance goals only to reflect the successor corporation’s post-Change of Control corporate structure will not be deemed to invalidate an otherwise valid Award assumption.

15.        Tax.

(a)        Withholding Requirements. Prior to the delivery of any Shares or cash pursuant to an Award (or exercise thereof) or such earlier time as any tax withholding obligations are due, the Company will have the power and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy U.S. federal, state, or local taxes, non-U.S. taxes, or other taxes (including the Participant’s FICA obligation) required to be withheld with respect to such Award (or exercise thereof).

(b)        Withholding Arrangements. The Administrator, in its sole discretion and pursuant to such procedures as it may specify from time to time, may permit a Participant to satisfy such tax withholding obligation, in whole or in part by (without limitation) (i) paying cash, (ii) electing to have the Company withhold otherwise deliverable cash or Shares having a fair market value not in excess of the maximum statutory amount required to be withheld, (iii) delivering to the Company already-owned Shares having a fair market value not in excess of the maximum statutory amount required to be withheld, (iv) any other method approved by the Administrator and consistent with Applicable Laws, or (v) any combination of the foregoing methods of payment. The fair market value of the Shares to be withheld or delivered will be determined as of the date that the taxes are required to be withheld.

(c)        Compliance With Section 409A. Awards will be designed and operated in such a manner that they are either exempt from the application of, or comply with, the requirements of Section 409A such that the grant, payment, settlement or deferral will not be subject to the additional tax or interest applicable under Section 409A, except as otherwise determined in the sole discretion of the Administrator. The Plan and each Award Agreement under the Plan is intended to meet the requirements of Section 409A and will be construed and interpreted in accordance with such intent, except as otherwise determined in the sole discretion of the Administrator. To the extent that an Award or payment, or the settlement or deferral thereof, is subject to Section 409A the Award will be granted, paid, settled or deferred in a manner that will meet the requirements of Section 409A, such that the grant, payment, settlement or deferral will not be subject to the additional tax or interest applicable under Section 409A. In no event will the Company (or any Parent or Subsidiary of the Company, as applicable) reimburse a Participant for any taxes imposed or other costs incurred as a result of Section 409A.

16.        No Effect on Employment or Service. Neither the Plan nor any Award will confer upon a Participant any right with respect to continuing the Participant’s relationship as a Service Provider, nor will they interfere in any way with the Participant’s right or the right of the Company (or any Parent, Subsidiary, or Affiliate) to terminate such relationship at any time, with or without cause, to the extent permitted by Applicable Laws.

17.        Date of Grant. The date of grant of an Award will be, for all purposes, the date on which the Administrator makes the determination granting such Award, or such other later date as is determined by the Administrator. Notice of the determination will be provided to each Participant within a reasonable time after the date of such grant.

18.        Term of Plan. Subject to Section 23 of the Plan, the Plan will become effective upon its adoption by the Board. It will continue in effect for a term of ten (10) years from the date adopted by the Board, unless terminated earlier under Section 19 of the Plan.

19. Amendment and Termination of the Plan.

(a)        Amendment and Termination. The Administrator may at any time amend, alter, suspend or terminate the Plan.

(b)        Stockholder Approval. The Company will obtain stockholder approval of any Plan amendment to the extent necessary and desirable to comply with Applicable Laws.

(c)        Effect of Amendment or Termination. No amendment, alteration, suspension or termination of the Plan will materially impair the rights of any Participant, unless mutually agreed otherwise between the Participant and the Administrator, which agreement must be in writing and signed by the Participant and the Company. Termination of the Plan will not affect the Administrator’s ability to exercise the powers granted to it hereunder with respect to Awards granted under the Plan prior to the date of such termination.

20.        Conditions Upon Issuance of Shares.

(a)        Legal Compliance. Shares will not be issued pursuant to an Award unless the exercise of such Award and the issuance and delivery of such Shares will comply with Applicable Laws and will be further subject to the approval of counsel for the Company with respect to such compliance.

(b)        Investment Representations. As a condition to the exercise of an Award, the Company may require the person exercising such Award to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.

21.        Inability to Obtain Authority. The inability of the Company to obtain authority from any regulatory body having jurisdiction or to complete or comply with the requirements of any registration or other qualification of the Shares under any U.S. federal or state law, any non-U.S. law, or the rules and regulations of the Securities and Exchange Commission, the stock exchange on which Shares of the same class are then listed, or any other governmental or regulatory body, which authority, registration, qualification or rule compliance is deemed by the Company’s counsel to be necessary or advisable for the issuance and sale of any Shares hereunder, will relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority, registration, qualification or rule compliance will not have been obtained.

22.        Forfeiture Events. The Administrator may specify in an Award Agreement that the Participant’s rights, payments, and benefits with respect to an Award will be subject to the reduction, cancellation, forfeiture, or recoupment upon the occurrence of certain specified events, in addition to any otherwise applicable vesting or performance conditions of an Award. Notwithstanding any provisions to the contrary under this Plan, an Award shall be subject to the Company’s clawback policy as may be established and/or amended from time to time to comply with Applicable Laws (the “Clawback Policy”). The Administrator may require a Participant to forfeit, return or reimburse the Company all or a portion of the Award and any amounts paid thereunder pursuant to the terms of the Clawback Policy or as necessary or appropriate to comply with Applicable Laws.

23.        Stockholder Approval. The Plan will be subject to approval by the stockholders of the Company within twelve (12) months after the date the Plan is adopted by the Board. Such stockholder approval will be obtained in the manner and to the degree required under Applicable Laws.